UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2009

Date of reporting period:	June 30, 2009

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2009

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Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	16

Expense Example	18

Investment Advisory Agreement Approval	23

Portfolio of Investments:

Money Market	27

Flexible Income	29

Balanced	53

Global Infrastructure	69

Dividend Growth	76

Equally-Weighted S&P 500	80

Capital Growth	92

Focus Growth	95

Capital Opportunities	97

Mid Cap Growth	99

Financial Statements:

Statements of Assets and Liabilities	104

Statements of Operations	106

Statements of Changes in Net Assets	108

Notes to Financial Statements	116

Financial Highlights	152

U.S. Privacy Policy Notice	162

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Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2009

Dear Shareholder,

As we entered 2009, the outlook for the U.S. economy remained bleak: the housing market was still languishing, corporate earnings were dismal, job losses continued to mount, and consumer confidence hit a new low. As the first quarter progressed, however, signs emerged that the economy, while still mired in recession, might have found its footing as preliminary estimates of first-quarter gross domestic product (GDP) indicated the contraction in economic growth was moderating. At the same time, many of the programs enacted by the U.S. Treasury and Federal Reserve to enhance liquidity in the financial markets appeared to be having an impact. Credit concerns eased, market sentiment improved, and investors once again began to assume risk. These factors spurred a rebound in market performance beginning in March.

The rally continued into the second quarter of the year as signs of a potential recovery in economic activity, or so-called "green shoots," bolstered investor confidence. These included better-than-expected first-quarter corporate earnings, some stabilization in the housing market, increased manufacturing activity, and rising personal consumption expenditures. New policy action announcements, including the government's planned purchase of long-dated Treasury securities and support of programs designed to help remove "toxic assets" from bank balance sheets, provided added support. Although unemployment continued to rise, hitting 9.5 percent by June, and corporate default rates climbed, the GDP annualized growth rate reported during the quarter showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. The improved outlook, coupled with the broad fiscal and monetary stimulus and easy capital conditions, helped prolong the financial market rally throughout the end of the second quarter.

As of the end of June, the rally slightly moderated. Although the rate of economic deterioration appeared to slow recently, the economy remains fragile. Until evidence of a real rebound in demand emerges, many believe investor conviction is likely to be low and markets may be vulnerable to further volatility.

Domestic Equity Overview

U.S. equities modestly recovered during the six-month period ended June 30, 2009; a commonly cited domestic stock market gauge, the S&P 500® Index (the "Index"), was up 3.16 percent for the period. Economic weakness and tepid confidence in the government's recovery efforts so far drove the U.S. stock market lower in January and February. However, profitability announcements at some large U.S. banks and consolidation activity in the pharmaceuticals industry prompted a turnaround in investor sentiment in early March. Well-received policy announcements from the Federal Reserve and Treasury also helped support the rally in equities. All sectors had positive returns during the second quarter of 2009.

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For the six-month period overall, sector performance was mixed. The materials and information technology sectors were the top performing areas in the Index, each with double-digit gains in the first half of the year. The industrials and telecommunication services sectors were the weakest segments, posting negative returns for the period. Growth stocks strongly outperformed value stocks amid anticipation of an improved economic environment.

Fixed Income Overview

Renewed investor risk appetite led all sectors of the fixed income market to rebound in the first half of the year, with the exception of U.S. Treasury securities. After rallying strongly in 2008 amid the ongoing flight to quality, the Treasury sector turned in the worst performance of the fixed income market segments. Yields rose across the Treasury yield curve, with long maturity issues experiencing the greatest increases. The government agency sector, however, performed well due in large part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the FDIC's Temporary Liquidity Guarantee Program.

Among non-government segments, the corporate bond market posted healthy gains for the six-month period as spreads began to narrow, particularly in the financials sector which was the most beaten down sector in late 2008. Although financials outperformed both industrials and utilities in recent months, the sector continues to lag over longer periods and spreads still remain wider than historical averages. Within the corporate bond market as a whole, lower-quality higher yielding issues significantly outperformed higher-quality issues. In terms of issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record while issuance in the high yield market far surpassed levels for the first six months of 2008.

After suffering considerably last year, the mortgage sector posted healthy gains versus equal-duration Treasuries, bolstered in part by the Federal Reserve's planned purchase of large quantities of agency mortgage-backed securities. This was particularly true in the lower-coupon (four to six percent) and interest-only segments of the market.

Government credit and liquidity initiatives led to significant improvement in money market liquidity. As a result, the 3-month London Interbank Offered Rate (LIBOR), a benchmark for short-term interest rates, fell to 0.595 percent by the end of June, from 1.42 percent at the end of 2008. The decline is indicative of improved financing conditions as the various government-sponsored programs have reinvigorated financing activity thus far this year.

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International Equity Overview

International equity markets rebounded sharply during the period, led by the emerging markets. Europe and Japan were relative laggards, with some of the larger European markets posting negative returns for the six-month period.

Government stimulus and accommodative central bank policy around the world gave the global economy a moderate boost. In both Europe and Japan, manufacturing data reported in May and June showed improvement. China's PMI (a measure of manufacturing health) was the first to move above 50, indicating economic expansion, and sustained that level for three consecutive months.

As it appeared the worst case scenario had been avoided, many of the segments that had fallen the most during the market's downward spiral rallied the strongest in the second quarter of 2009. Cyclical (or economically sensitive) sectors, financials, and the emerging markets were among the primary beneficiaries of investors' improved sentiment. However, the outlook for the global economy remained murky and many observers continued to expect further volatility in the international equity markets.

Balanced Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Balanced Portfolio Class X shares produced a total return of 0.14%, outperforming the Russell 1000® Value Index1 (the "Russell Index"), which returned -2.87%, and underperforming the Barclays Capital U.S. Government/Credit Index2 (the Barclays Index,) which returned 0.55%. For the same period, the Portfolio's Class Y shares returned -0.03%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Within the stock portion of the Portfolio, the energy sector was the largest positive contributor to performance relative to the Russell 1000® Value Index. Throughout the prior six months, we had been increasing the Portfolio's position in the sector. The price of oil reached historically high levels in mid-2008

1  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders ■ June 30, 2009 continued

and subsequently declined in the second half of the year. As the price declined, we took the opportunity to add to existing positions in the Portfolio, as well as purchase energy stocks that focused on exploration and production. The Portfolio also benefited in the energy sector from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

The health care sector also drove relative outperformance. The Portfolio has historically maintained an overweight in the sector; however, over the past six months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the Portfolio benefited from holding two companies at the time it was announced they were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the past year — driven by stronger relative fundamentals and the recent merger and acquisition tailwind in pharmaceuticals, as well as by concerns surrounding the uncertainty of health care reform under the new administration — we reduced the Portfolio's exposure in the sector and used the proceeds to invest in other areas we believe have better risk/reward opportunity for our investors.

Consumer discretionary exposure also aided Portfolio performance over the past six months. The Portfolio has maintained an overweight in the sector and the overweight has primarily been concentrated in media stocks. These stocks helped the Portfolio during the period as other investors began to recognize their attractive relative value. We continue to focus on the consumer discretionary sector and media stocks because they continue to exhibit some of the value characteristics we seek as investors.

Although the Portfolio outperformed the Russell Index, we did have some areas that were detrimental to overall performance. Financials were the largest detractor from relative performance for the period. The Portfolio has maintained a significant underweight in the sector versus the Index for some time. This underweight benefited the Portfolio significantly in 2007 and 2008. However, over the past six months, and especially since March, financial stocks have rebounded from their earlier dramatic decline. The Portfolio has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics — and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Portfolio's underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the Portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

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The utility sector also negatively impacted performance. The Portfolio held an electric power company that announced a secondary offering of common stock in order to help manage its debt; this was not well received by the market as the secondary offering dilutes existing shareholders' ownership.

Within the fixed income portfolio, the Portfolio's credit positioning helped performance relative to the Barclays Capital U.S. Government/Credit Index. Overweights in the banking, food and beverage, insurance, and media segments benefited relative performance, as these sectors saw significant spread tightening and therefore were some of the best performing sectors for the period. As we enter the third quarter of 2009, we maintain an overweight in the credit area and seek to take advantage of emerging opportunities in the higher-quality credit space as they develop.

However, the Portfolio's focus on higher quality credit issues modestly detracted from the relative performance of the credit position, as higher quality issues underperformed lower quality issues during the period.

The agency debenture sector benefited from the growing acceptance of the newer FDIC-backed bank issues and as a result, the Portfolio's agency holdings, which included FDIC-backed issues, had a positive impact on relative performance. We believe these FDIC-backed securities have offered attractive value and were compelling substitutes for FNMA and FHLMC debentures.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Growth Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Capital Growth Portfolio Class X shares produced a total return of 26.61%, outperforming the Russell 1000® Growth Index3 (the "Index"), which returned 11.53%. For the same period, the Portfolio's Class Y shares returned 26.36%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

3  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection in the consumer discretionary sector, driven by retail and consumer electronics holdings. Both stock selection and an overweight in financial services were the next largest positive contributors. Within the sector, securities brokerage and services was the top performing industry for the Portfolio. The third largest driver of outperformance was the health care sector. Stock selection and an underweight in the sector bolstered relative results, with particularly strong results from the Portfolio's exposure to the electronic medical systems industry.

Although the Portfolio outperformed the Index, there were other areas that detracted from performance. While an overweight in the materials sector was advantageous, it was more than offset by the negative influence of stock selection there. Within the sector, the building materials industry was the Portfolio's main detractor. An overweight position and stock selection in the other (multi-industry) sector further diminished relative gains. Finally, stock selection and an overweight in autos and transportation hampered relative results, largely due to the transportation logistics industry.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Capital Opportunities Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Capital Opportunities Portfolio Class X shares produced a total return of 31.25%, outperforming the Russell 3000® Growth Index4 (the "Index"), which returned 11.52%. For the same period, the Portfolio's Class Y shares returned 31.12%. Past performance is no guarantee of future results.

4  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection in the consumer discretionary sector, driven by consumer electronics and retail holdings. Both stock selection and an overweight in financial services were the next largest positive contributors. Within the sector, securities brokerage and services was the top performing industry for the Portfolio. The third largest driver of outperformance was the health care sector. Stock selection and an underweight in the sector bolstered relative returns, with particularly strong results from the Portfolio's exposure to the electronic medical systems industry.

Although the Portfolio outperformed the Index, there were two areas that detracted from performance. While an overweight in the materials sector was advantageous, it was more than offset by the negative influence of stock selection there. Within the sector, the building cement industry was the Portfolio's main detractor. Finally, stock selection in autos and transportation hampered relative results, largely due to a holding in the miscellaneous transportation industry.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Dividend Growth Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Dividend Growth Portfolio Class X shares produced a total return of 2.53%, underperforming the S&P 500® Index5 (the "Index"), which

5  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders ■ June 30, 2009 continued

returned 3.16%. For the same period, the Portfolio's Class Y shares returned 2.41%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main detractors from relative performance versus the Index were stocks in the technology and business services sectors.

However, the Portfolio's relative underperformance was slightly offset by positive contributions from stocks in the health care, consumer non-durables, and energy sectors. In addition, an overweight position in the financials sector further added value to the Portfolio's relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Equally-Weighted S&P 500 Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 12.53%, underperforming the Standard & Poor's Equal Weight Index6 (the "Index"), which returned 13.04%. For the same period, the Portfolio's Class Y shares returned 12.36%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The six-month period was a time of so-called "green shoots" in the economy — some tentative signs of improvement in quite a few economic indicators. In this period, market performance was uneven; after dropping in the first two months of the year, the market rallied from its low on March 9 through the end of the period. Investor confidence was bolstered by a slow stream of positive news that continued into April, starting with well-received policy news and followed by better-than-expected corporate earnings. Nine out

6  The Standard & Poor's Equal Weight Index (S&P EWI) is the equally-weighted version of the widely regarded S&P 500®, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization-weighted S&P 500, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders ■ June 30, 2009 continued

of 10 sectors in the Standard & Poor's Equal Weight Index and therefore the Portfolio had positive returns in the first six months of 2009. The materials and information technology sectors performed especially well over the period. It is unclear at this point whether the economy has reached and/or passed the bottom. As of the end of the period, conflicting trends — such as improving emerging markets on one hand and high unemployment and weak consumer spending on the other — left investors uncertain.

Since the Index and the Portfolio are equally-weighted, the overall contribution of each sector reflects its absolute performance. As such, the information technology sector contributed the most to the Portfolio's return, while the utilities sector was the largest detractor.

Other performance trends within the Portfolio and the Index during the period included the underperformance of value stocks within every capitalization segment, as well as outperformance of small-cap stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Flexible Income Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Flexible Income Portfolio Class X shares produced a total return of 9.14%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index7 (the "Index"), which returned 1.62%. For the same period, the Portfolio's Class Y shares returned 8.97%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's outperformance of the Index for the period was attributable to a variety of factors. Overweights relative to the Index in investment grade credit, high yield, and emerging market debt, the latter two of which are not included in the Index, were additive as these segments performed strongly. Additionally, within corporate credit, overweight allocations to the banking, food and beverage, insurance

7  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Letter to the Shareholders ■ June 30, 2009 continued

and media sectors were advantageous as significant spread tightening in these sectors led them to be among the top performing corporate credit sectors for the period. However, a focus on higher quality corporate credits within the investment grade sector detracted from performance as the lower quality spectrum outperformed during the period.

The Portfolio also held a position in lower-coupon mortgage-backed securities, while the Index does not include any mortgage-backed securities. During the period, the mortgage sector performed well, benefiting from the Federal Reserve's mortgage-backed securities buying program, and therefore, the Portfolio's allocation to the sector was advantageous.

With regard to the Portfolio's yield curve positioning, we employed tactical strategies involving interest rates swaps that were designed to take advantage of short-term rate movements across the yield curve. For example, as we entered the second quarter of 2009, the portfolio was positioned to benefit from a narrowing of the spread between yields on long maturity interest rate swaps and U.S. Treasury bonds. This trade was beneficial to performance as spreads narrowed during the period.

Conversely, an underweight allocation relative to the Index in government agency securities detracted from performance as spreads in the sector tightened over the course of the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Focus Growth Portfolio Class X shares produced a total return of 30.12%, outperforming the Russell 1000® Growth Index8 (the "Index"), which returned 11.53%. For the same period, the Portfolio's Class Y shares returned 30.05%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

8  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection in the consumer discretionary sector, driven by retail and consumer electronics holdings. Both stock selection and an underweight in financial services were the next largest positive contributors. Within the sector, securities brokerage and services was the Portfolio's top performing industry. The third largest driver of outperformance was stock selection in technology, despite the modestly negative impact of an underweight in the sector. The computer technology industry generated strong relative performance for the Portfolio.

Although the Portfolio outperformed the Index, there were other areas that detracted from performance. Stock selection and an overweight in autos and transportation hampered relative results, largely due to the transportation logistics industry. An overweight position and stock selection in the other (multi-industry) sector further diminished relative gains. Finally, although an overweight in the materials sector was advantageous, it was more than offset by the negative influence of stock selection there. Within the sector, the building cement industry was the Portfolio's main detractor.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Global Infrastructure Portfolio Class X shares produced a total return of 1.23%, underperforming the S&P 500® Utilities Index/S&P Global Infrastructure Index9 (the "Index"), which returned 2.22%, and the S&P Global BMI Index,10 which

9  The S&P 500® Utilities Index/S&P Global Infrastructure Index is a custom index represented by the performance of the S&P 500® Utilities Index for periods from the Portfolio's inception to and including November 5, 2008 (the date the Portfolio completed implementation of the change to its principal investment strategy), and the performance of the S&P Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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returned 10.98%. For the same period, the Portfolio's Class Y shares returned 1.10%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's holdings in gas utilities and industrial conglomerates, neither of which is represented in the Index, detracted from relative performance as both segments underperformed for the period. An underweight relative to the Index in oil and gas storage and transportation also hindered relative returns.

Other positions, however, contributed positively to relative performance. An underweight in electric utilities, coupled with strong security selection in the sector, added to relative gains as did security selection and an overweight in independent power producers. Security selection in multi-utilities also enhanced relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the six-month period ended June 30, 2009, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 24.50%, outperforming the Russell Midcap® Growth Index11 (the "Index"), which returned 16.61%. For the same period, the Portfolio's Class Y shares returned 24.36%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

10  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 21 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

11  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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The Portfolio's outperformance of the Index during the period was driven primarily by three sectors. The largest outperformance came from stock selection and an overweight in the consumer discretionary sector, driven by commercial services and consumer electronics holdings. The next largest contributor was stock selection in technology, despite the modestly negative impact of an underweight in the sector. Here, the computer services software and systems industry generated strong relative performance for the Portfolio. Finally, stock selection in financial services also boosted relative gains, due to the Portfolio's exposure to the rental and leasing commercial services industry.

Although the Portfolio outperformed the Index, there were two areas that detracted from performance. In the materials and processing sector, stock selection hampered relative performance, largely within the building materials industry. An overweight and stock selection in autos and transportation also hurt relative results, dampened by weakness in the transportation logistics industry.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2009, Money Market Portfolio had net assets of approximately $191 million with an average portfolio maturity of 18 days. For the seven-day period ended June 30, 2009, the Portfolio's Class X shares provided an effective annualized yield of 0.01% and a current yield of 0.01%, while its 30-day moving average yield for June was 0.01%. Yield quotations more closely reflect the current earnings of the Portfolio. For the six-month period ended June 30, 2009, the Portfolio's Class X shares returned 0.02%. Past performance is no guarantee of future results.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2009 continued

For the seven-day period ended June 30, 2009, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% and a current yield of 0.01%, while its 30-day moving average yield for June was 0.01%. Yield quotations more closely reflect the current earnings of the Portfolio. For the six-month period ended June 30, 2009, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During the reporting period, we continued to place a strong emphasis on purchasing high quality corporate, financial, and banking obligations. We focused on maintaining high levels of liquidity and a short weighted average maturity to guard against the uncertainty caused by volatility in the financial markets. Our strategy in managing the Portfolio remained consistent with our long-term focus on capital preservation and very high liquidity and as in the past, we adhered to a conservative approach. We continue to review all eligible securities on our purchase list to ensure that they continue to meet our high standards of minimal credit risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Randy Takian
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  June 30, 2009 continued

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Select Dimensions Investment Series

Performance Summary ■ June 30, 2009

Average Annual Total Returns—Period Ended June 30, 2009(1)
Class X	Date of Inception	1 Year	5 Years	10 Years	Since Inception
Balanced	11/9/1994	-14.55%	1.30%	1.73%	6.28%
Capital Growth	11/9/1994	-27.86	-0.05	-1.63	4.55
Capital Opportunities	1/21/1997	-28.96	3.44	-2.22	0.88
Dividend Growth	11/9/1994	-26.59	-3.33	-2.18	6.11
Equally-Weighted S&P 500	11/9/1994	-24.09	-1.22	2.16	7.74
Flexible Income	11/9/1994	-7.01	0.67	1.44	2.93
Focus Growth	11/9/1994	-31.40	-0.98	-1.76	6.78
Global Infrastructure	11/9/1994	-29.09	6.11	2.24	8.00
Mid Cap Growth	11/9/1994	-28.37	3.33	1.94	8.18
Money Market	11/9/1994	0.85	3.04	2.97	3.70

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class X shares will vary from the Performance of Class Y shares due to differences in expenses.

1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Select Dimensions Investment Series

Performance Summary ■ June 30, 2009

Average Annual Total Returns—Period Ended June 30, 2009(1)
Class Y	Date of Inception	1 Year	5 Years	10 Years	Since Inception
Balanced	7/24/2000	-14.75%	1.04%	N/A%	2.67%
Capital Growth	7/24/2000	-28.08	-0.30	N/A	-5.02
Capital Opportunities	7/24/2000	-29.12	3.18	N/A	-9.62
Dividend Growth	7/24/2000	-26.80	-3.57	N/A	-0.63
Equally-Weighted S&P 500	7/24/2000	-24.32	-1.48	N/A	2.25
Flexible Income	7/24/2000	-7.23	0.41	N/A	1.50
Focus Growth	7/24/2000	-31.54	-1.22	N/A	-5.52
Global Infrastructure	7/24/2000	-29.26	5.85	N/A	-0.93
Mid Cap Growth	7/24/2000	-28.55	3.08	N/A	-2.09
Money Market	7/24/2000	0.71	2.81	N/A	2.44

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class Y shares will vary from the Performance of Class X shares due to differences in expenses.

1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ June 30, 2009

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ June 30, 2009 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (0.02% return)	$1,000.00	$1,000.20	$2.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.41	$2.41
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$2.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.32	$2.51

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.48% and 0.50% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.58% and 0.83% for Class X and Class Y shares, respectively. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04%.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (9.14% return)	$1,000.00	$1,091.40	$4.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.18	$4.66
Class Y
Actual (8.97% return)	$1,000.00	$1,089.70	$6.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.94	$5.91

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.93% and 1.18% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Balanced

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (0.14% return)	$1,000.00	$1,001.40	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.53	$4.31
Class Y
Actual (-0.03% return)	$1,000.00	$999.70	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.29	$5.56

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.86% and 1.11% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.87% and 1.12% for Class X and Class Y shares, respectively.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ June 30, 2009 continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (1.23% return)	$1,000.00	$1,012.30	$7.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.65	$7.20
Class Y
Actual (1.10% return)	$1,000.00	$1,011.00	$8.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.41	$8.45

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.44% and 1.69% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (2.53% return)	$1,000.00	$1,025.30	$3.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$3.71
Class Y
Actual (2.41% return)	$1,000.00	$1,024.10	$4.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$4.96

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.74% and 0.99% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Equally-Weighted S&P 500

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (12.53% return)	$1,000.00	$1,125.30	$2.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.91	$1.91
Class Y
Actual (12.36% return)	$1,000.00	$1,123.60	$3.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.67	$3.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.39% and 0.64% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ June 30, 2009 continued

Capital Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (26.61% return)	$1,000.00	$1,266.10	$5.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56
Class Y
Actual (26.36% return)	$1,000.00	$1,263.60	$6.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.04	$5.81

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.91% and 1.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.92% and 1.17% for class Class X and Class Y shares, respectively.

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (30.12% return)	$1,000.00	$1,301.20	$4.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.03	$3.81
Class Y
Actual (30.05% return)	$1,000.00	$1,300.50	$5.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.79	$5.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.76% and 1.01% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ June 30, 2009 continued

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (31.25% return)	$1,000.00	$1,312.50	$7.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.16
Class Y
Actual (31.12% return)	$1,000.00	$1,311.20	$8.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.46	$7.40

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.23% and 1.48% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/09	06/30/09	01/01/09 – 06/30/09
Class X
Actual (24.50% return)	$1,000.00	$1,245.00	$4.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.68	$4.16
Class Y
Actual (24.36% return)	$1,000.00	$1,243.60	$6.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.44	$5.41

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.83% and 1.08% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.84% and 1.09% for Class X and Class Y, respectively.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Capital Growth, Equally-Weighted S&P 500, Flexible Income, Focus Growth and Money Market Portfolios was below the peer group averages for the one-, three- and five-year periods. The Board noted that performance of the Flexible Income Portfolio had recently improved.

The Board noted that the performance of the Balanced Portfolio was better than the peer group averages for the one-, three- and five-year periods.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

The Board noted that the performance of the Capital Opportunities Portfolio was better than the peer group average for the five-year period but below the peer group averages for the one- and three-year periods.

The Board noted that the performance of the Dividend Growth and Global Infrastructure Portfolios was better than the peer group averages for the one-year period but below the peer group averages for the three- and five-year periods. The Board also noted that performance of the Dividend Growth Portfolio had recently improved compared to its peer group average.

The Board noted that the Mid Cap Growth Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period.

Performance Conclusions

With respect to the Capital Growth, Capital Opportunities, Equally-Weighted S&P 500, Flexible Income, Focus Growth and Money Market Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Balanced, Dividend Growth, Global Infrastructure and Mid Cap Growth Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds advised by the Adviser and compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

The Board noted that the management fee and total expense ratio for the Capital Opportunities Portfolio were higher than but close to the peer group average.

The Board noted that the management fees and total expense ratios for the Capital Growth, Dividend Growth, Equally-Weighted S&P 500, Flexible Income, Focus Growth, Global Infrastructure and Mid Cap Growth Portfolios were lower than the peer group averages.

The Board noted for the Money Market Portfolio that while the management fee was higher than the peer group average, the total expense ratio was lower than the peer group average.

The Board noted for the Balanced Portfolio that while the management fee was lower than the peer group average, the total expense ratio was higher but close to the peer group average.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

Fee and Expense Conclusions

With respect to the Money Market Portfolio, after discussion, the Board concluded that the management fee, although higher than the peer group average, was acceptable because the total expense ratio was competitive with the peer group average.

With respect to the Balanced, Capital Growth, Capital Opportunities, Dividend Growth, Equally-Weighted S&P 500, Flexible Income, Focus Growth, Global Infrastructure and Mid Cap Growth Portfolios, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Flexible Income, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2009 continued

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Money Market

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (42.7%)
	Asset-Backed - Consumer Diversified (3.7%)
$7,000	Sheffield Receivables Corp. (a)	0.56%	07/01/09	$7,000,000
	Banking (13.1%)
9,000	HSBC USA Inc.	0.26	07/02/09 - 07/09/09	8,999,733
8,000	JPMorgan Chase Funding Inc. (a)	0.27	07/27/09	7,998,440
8,000	Wells Fargo & Co.	0.20	07/01/09	8,000,000
				24,998,173
	International Banks (25.9%)
5,000	Calyon North America Inc.	0.70	08/04/09	4,996,695
5,000	NRW Bank (a)	0.35	07/20/09	4,999,076
7,000	National Australia Funding (Delaware)	0.34	08/26/09	6,996,298
5,000	Rabobank (U.S.) Finance Corp.	0.65	07/01/09	5,000,000
4,000	RBS Holdings USA Inc.	0.94	08/17/09	3,995,091
5,000	Royal Bank of Scotland PLC	0.95	07/10/09	4,998,813
5,000	San Paolo (U.S.) Financial Co.	0.28	07/10/09	4,999,650
4,000	Societe Generale N.A., Inc.	0.69	08/06/09	3,997,240
9,500	UBS Finance (Delaware) LLC	0.84 - 0.92	08/21/09 - 08/25/09	9,487,658
				49,470,521
	Total Commercial Paper (Cost $81,468,694)			81,468,694
	Repurchase Agreements (30.3%)
13,000	Banc of America Securities (dated 06/30/09; proceeds $13,000,022); fully collateralized by Federal Home Loan Mortgage Corp., 0.00% - 1.50%, due 11/23/09 - 01/07/11; valued at $13,260,102.	0.06	07/01/09	13,000,000
44,771	BNP Paribas Securities (dated 06/30/09; proceeds $44,771,062); fully collateralized by Federal National Mortgage Assoc., 5.38% - 6.19%, due 02/01/36 - 10/01/37; Federal Home Loan Mortgage Corp., 4.38% - 6.06%, due 03/01/35 - 06/01/37, valued at $46,114,131.	0.05	07/01/09	44,771,000
	Total Repurchase Agreements (Cost $57,771,000)			57,771,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Floating Rate Notes (14.1%)
	International Banks (6.3%)
$2,000	Barclays Bank PLC	0.92	(b) %	07/20/09(c)	$2,000,000
5,000	Societe Generale	0.67	(b)	08/05/09(c)	5,000,000
5,000	Westpac Banking Corp.	0.65	(b)	09/08/09(c)	5,000,000
					12,000,000
	U.S. Government Agencies (7.8%)
15,000	Federal Home Loan Banks	0.62 - 0.75	(b)	08/08/09 - 08/19/09(c)	14,992,695
	Total Floating Rate Notes (Cost $26,992,695)				26,992,695
	Certificates of Deposit (7.3%)
	International Banks
5,000	Banco Bilbao Vizcaya Argentaria-NY	0.96		07/06/09	5,000,003
9,000	Lloyds TSB Bank PLC	0.60 - 0.85		07/02/09 - 09/04/09	9,000,000
	Total Certificates of Deposit (Cost $14,000,003)				14,000,003
	Time Deposits (5.8%)
7,000	Barclays Bank PLC Cayman	0.10		07/01/09	7,000,000
4,000	Calyon Grand Cayman	0.25		07/01/09	4,000,000
	Total Time Deposits (Cost $11,000,000)				11,000,000
	Total Investments (Cost $191,232,392) (d)			100.2%	191,232,392
	Liabilities in Excess of Other Assets			(0.2)	(387,033)
	Net Assets			100.0%	$190,845,359

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate shown is the rate in effect at June 30, 2009.

  (c)  Date of next interest rate reset.

  (d)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE†

1 - 30 Days	69%
31 - 60 Days	26
61 - 90 Days	5
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Foreign Government & Corporate Bonds (15.9%)
	Argentina (0.1%)
	Foreign Government Obligations
$82	Republic of Argentina	0.00%		08/03/09	$10,750
82	Republic of Argentina	0.00		08/03/12	19,987
20	Republic of Argentina (c)(d)	8.28		12/31/33	10,495
	Total Argentina				41,232
	Australia (0.2%)
	Beverages: Alcoholic (0.1%)
35	FBG Finance Ltd. - 144A (a)	5.125		06/15/15	32,828
	Other Metals/Minerals (0.1%)
35	Rio Tinto Finance USA Ltd.	6.50		07/15/18	35,080
	Total Australia				67,908
	Belize (0.0%)
	Foreign Government Obligation
7	Government of Belize	4.25		02/20/29	3,255
	Bermuda (0.3%)
	Insurance Brokers/Services
150	Catlin Insurance Co., Ltd. (Bermuda) - 144A (a)(f)	7.249	(b)	12/31/49	84,102
	Brazil (1.4%)
	Foreign Government Obligations
200	Banco Nacional de Desenvolvimento e Social - 144A (a)	6.369		06/16/18	197,500
10	Federative Republic of Brazil (The)	7.125		01/20/37	10,900
150	Federative Republic of Brazil (The)	5.875		01/15/19	152,100
14	Federative Republic of Brazil (The)	8.00		01/15/18	15,750
30	Federative Republic of Brazil (The)	11.00		08/17/40	39,180
	Total Brazil				415,430
	Canada (1.7%)
	Aerospace & Defense (0.6%)
200	Bomberdier Inc. - 144A (a)	6.30		05/01/14	176,000
	Chemicals: Agricultural (0.0%)
10	Potash Corp. of Saskatchewan Inc.	6.50		05/15/19	10,795
	Financial Conglomerates (0.0%)
10	Brookfield Asset Management Inc.	5.80		04/25/17	8,288

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Telecommunications (0.1%)
$40	Rogers Communications, Inc.	6.80%		08/15/18	$42,954
	Oil & Gas Pipelines (0.3%)
120	Kinder Morgan Finance Co., ULC	5.70		01/05/16	103,500
	Oil & Gas Production (0.1%)
20	Devon Financing Corp.	7.875		09/30/31	23,617
	Other Metals/Minerals (0.5%)
25	Brascan Corp.	7.125		06/15/12	24,564
105	Teck Resources Ltd. - 144A (a)	10.25		05/15/16	110,123
					134,687
	Railroads (0.1%)
25	Canadian National Railway Co.	5.55		03/01/19	25,952
	Total Canada				525,793
	Caymen Islands (0.3%)
	Aerospace & Defense (0.2%)
53	Systems 2001 Asset Trust 144A (a)	6.664		09/15/13	52,559
	Oil Related (0.1%)
30	Transocean Inc.	6.00		03/15/18	31,241
	Total Caymen Islands				83,800
	France (0.5%)
	Electric Utilities (0.2%)
55	Electricite de France - 144A (a)	6.50		01/26/19	60,346
	Major Telecommunications (0.1%)
15	France Telecom S.A. (France)	8.50	(b)	03/01/31	19,319
	Media Conglomerates (0.1%)
45	Vivendi - 144A (a)	6.625		04/04/18	45,377
	Oilfield Services/Equipment (0.1%)
25	Compagnie Generale de Geophysique-Veritas	7.50		05/15/15	23,062
	Total France				148,104
	Germany (0.2%)
	Banking
60	Kreditstalt fuer Wiederaufbau	4.875		06/17/19	62,294
	Ghana (0.3%)
	Foreign Government Obligation
100	Republic of Ghana - 144A (a)	8.50		10/04/17	80,000

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Indonesia (0.8%)
	Foreign Government Obligations (0.7%)
$100	Republic of Indonesia	7.75%		01/17/38	$92,000
100	Republic of Indonesia - 144A (a)	11.625		03/04/19	127,125
					219,125
	Pulp & Paper (0.1%)
264	Tjiwi Kimia Finance BV	0.00	(b)	04/29/27	6,591
19	Tjiwi Kimia Finance BV	3.05	(b)	04/29/15	5,551
107	Tjiwi Kimia Finance BV	3.094	(b)	04/29/18	24,013
					36,155
	Total Indonesia				255,280
	Luxembourg (1.9%)
	Diversified Manufacturing (0.5%)
155	Tyco Electronics Group S.A.	5.95		01/15/14	144,890
	Major Telecommunications (0.4%)
80	Telcom Italia Capital S.A.	6.999		06/04/18	81,066
30	Telcom Italia Capital S.A.	7.175		06/18/19	30,465
					111,531
	Steel (0.4%)
50	ArcelorMittal	6.125		06/01/18	43,822
85	ArcelorMittal	9.85		06/01/19	91,880
					135,702
	Wireless Telecommunications (0.6%)
180	Wind Acquisition Finance S.A. - 144A (a)	10.75	(b)	12/01/15	180,900
	Total Luxembourg				573,023
	Mexico (0.9%)
	Foreign Government Obligations (0.7%)
84	United Mexican States (Series A)	5.95		03/19/19	85,260
120	United Mexican States (Series A)	6.75		09/27/34	121,620
					206,880
	Oil & Gas Production (0.2%)
60	Pemex Project Funding Master Trust - 144A (a)	2.62	(b)	06/15/10	59,100
	Total Mexico				265,980

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Netherlands (1.8%)
	Education (0.4%)
$130	Intergen N.V. - 144A (a)	9.00%		06/30/17	$123,825
	Electric Utilities (0.3%)
75	E.ON International Finance B.V. - 144A (a)	5.80		04/30/18	78,165
	Electronic Components (0.1%)
40	Koninklijke (Royal) Philips Electronics N.V.	5.75		03/11/18	40,388
	Major Telecommunications (0.4%)
25	Deutsche Telekom International Finance Corp. N.V.	8.75	(b)	06/15/30	29,344
70	Telefonica Europe B.V.	8.25		09/15/30	86,904
					116,248
	Oil - Exploration & Production (0.6%)
200	KazMunaiGaz Finance Sub B.V. - 144A (a)	9.125		07/02/18	179,500
	Total Netherlands				538,126
	Peru (0.6%)
	Foreign Government Obligations
40	Republic of Peru	7.125		03/30/19	42,900
10	Republic of Peru	7.35		07/21/25	10,750
106	Republic of Peru	8.75		11/21/33	129,585
	Total Peru				183,235
	Philippines (0.3%)
	Foreign Government Obligation
87	Republic of the Philippines	8.875		03/17/15	99,615
	Russia (1.0%)
	Foreign Government Obligations
61	Russian Federation	7.50	(b)	03/31/30	60,749
14	Federal Republic of Russia	8.25		03/31/10	14,580
90	Federal Republic of Russia	12.75		06/24/28	130,050
100	Russian Agricultural Bank - 144A (a)	7.175		05/16/13	95,500
	Total Russia				300,879
	Singapore (0.2%)
	Electronic Components
75	Flexitronics International Ltd.	6.50		05/15/13	72,563
	South Korea (0.1%)
	Foreign Government Obligation
20	Republic of Korea (The)	5.75		04/16/14	20,536

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Switzerland (0.2%)
	Major Banks (0.1%)
$15	Credit Suisse/New York NY	6.00%	02/15/18	$15,000
15	Credit Suisse (USA) Inc.	5.125	08/15/15	15,402
				30,402
	Oilfield Services/Equipment (0.1%)
30	Weatherford International, Inc.	6.00	03/15/18	29,509
	Total Switzerland			59,911
	Turkey (1.1%)
	Foreign Government Obligations
100	Republic of Turkey	6.75	04/03/18	99,563
17	Republic of Turkey	6.875	03/17/36	15,640
15	Republic of Turkey	8.00	02/14/34	15,765
87	Republic of Turkey	11.00	01/14/13	101,790
55	Republic of Turkey	11.875	01/15/30	84,150
	Total Turkey			316,908
	United Kingdom (1.6%)
	Advertising/Marketing Services (0.3%)
100	WPP Finance	8.00	09/15/14	101,659
	Beverages: Alcoholic (0.2%)
45	Diageo Capital PLC	7.375	01/15/14	50,965
	Cable/Satellite TV (0.5%)
40	National Cable PLC	8.75	04/15/14	39,200
100	Virginia Media Finace PLC	9.125	08/15/16	96,750
				135,950
	Major Banks (0.2%)
65	Barclays Bank PLC	6.75	05/22/19	64,580
	Pharmaceuticals: Major (0.2%)
40	AstraZeneca PLC	5.90	09/15/17	42,903
	Tobacco (0.1%)
30	BAT International Finance PLC - 144A (a)	9.50	11/15/18	35,317
	Wireless Telecommunications (0.1%)
35	Vodafone Group PLC	5.625	02/27/17	35,603
	Total United Kingdom			466,977

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Uruguay (0.0%)
	Foreign Government Obligation
$10	Republic of Uruguay	8.00%	11/18/22	$10,500
	Venezuela (0.4%)
	Foreign Government Obligations
50	Republic of Venezuela	8.50	10/08/14	35,750
25	Republic of Venezuela	9.25	09/15/27	17,125
80	Republic of Venezuela	10.75	09/19/13	66,400
	Total Venezuela			119,275
	Total Foreign Government & Corporate Bonds (Cost $4,830,871)			4,794,726
	Domestic Corporate Bonds (46.2%)
	Accident & Health Insurance
60	Travelers Cos., Inc. (The)	5.90	06/02/19	61,930
	Aerospace & Defense
25	L-3 Communications Corp.	5.875	01/15/15	22,312
	Agricultural Commodities/Milling
20	Bunge Limited Finance Corp.	8.50	06/15/19	20,948
	Alternative Power Generation
115	NRG Energy, Inc.	7.375	01/15/17	108,675
	Banking
15	Capital One Financial Corp.	7.375	05/23/14	15,483
	Beverages: Alcoholic
155	Constellation Brands Inc.	7.25	05/15/17	144,150
	Beverages: Non-Alcoholic
45	Coca-Cola Enterprises Inc.	4.875	03/15/19	46,328
	Biotechnology
85	Amgen, Inc.	5.70	02/01/19	89,842
	Brewery
45	Anheuser-Busch InBev Worldwide Inc. - 144A (a)	5.375	11/15/14	45,454
	Broadcasting
45	Sirus XM Radio, Inc.	9.625	08/01/13	33,412
150	Univision Communication, Inc.	7.85	07/15/11	148,500
				181,912

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Cable/Satellite Tv
$130	Charter Communications Operating LLC/ Capital 144A (a)(h)	10.875	(b)%	09/15/14	$135,200
70	Comcast Corp.	5.70		05/15/18	70,497
305	CSC Holdings, Inc. - 144A (a)	8.625		02/15/19	298,137
125	DIRECTV Holdings LLC/Financing Co., Inc.	7.625		05/15/16	122,187
60	DISH DBS Corp.	7.00		10/01/13	57,300
65	EchoStar DBS Corp.	6.625		10/01/14	60,125
215	Intelsat Corp. - 144A (a)	9.25		06/15/16	206,937
					950,383
	Casino/Gaming
840	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (e)(g)(h)	13.50		03/01/10	0
110	Harrahs Operating Escrow - 144A (a)	11.25		06/01/17	104,500
90	Las Vegas Sands Corp.	6.375		02/15/15	67,050
225	MGM Mirage Inc. - 144A (a)	10.375		05/15/14	234,562
299	Resort at Summerlin LP/Ras Co. (Series B) (c)(e)(g)(h)	13.00	(i)	12/15/07	0
					406,112
	Chemicals: Major Diversified
35	E.I. du Pont de Nemours & Co.	6.00		07/15/18	37,794
80	Westlake Chemical Corp.	6.625		01/15/16	70,400
					108,194
	Chemicals: Specialty
35	Airgas, Inc. - 144A (a)	7.125		10/01/18	32,900
240	Innophos, Inc.	8.875		08/15/14	220,800
26	Koppers, Inc.	9.875		10/15/13	25,740
					279,440
	Coal
35	Foundation PA Coal Co. LLC	7.25		08/01/14	34,475
90	Massey Energy Co.	6.875		12/15/13	82,800
					117,275
	Computer Communications
55	Cisco Systems Inc.	4.95		02/15/19	55,102
5	Cisco Systems Inc.	5.90		02/15/39	4,941
					60,043

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Computer Processing Hardware
$45	Hewlett-Packard Co.	4.75%	06/02/14	$47,029
	Computer Software & Equipment
25	Microsoft Corp.	4.20	06/01/19	24,473
	Construction Materials
20	CRH America, Inc.	6.00	09/30/16	17,824
	Containers/Packaging
110	Berry Plastics Corp.	8.875	09/15/14	93,225
150	Graphic Packaging International Corp.	9.50	08/15/13	144,000
125	Solo Cup Co.	8.50	02/15/14	103,125
				340,350
	Data Processing Services
30	Fiserv, Inc.	6.80	11/20/17	30,388
30	SunGard Data Systems Inc.	10.625	05/15/15	29,550
105	SunGard Data Systems Inc. - 144A (a)	9.125	08/15/13	99,750
				159,688
	Department Stores
135	Bon-Ton Deparment Stores, Inc.	10.25	03/15/14	59,400
70	Federated Department Stores, Inc.	5.90	12/01/16	57,109
				116,509
	Discount Stores
45	Wal-Mart Stores, Inc.	4.125	02/01/19	43,882
20	Wal-Mart Stores, Inc.	4.25	04/15/13	20,798
15	Wal-Mart Stores, Inc.	5.80	02/15/18	16,368
				81,048
	Drugstore Chains
80	CVS Lease Pass-Through - 144A (a)	6.036	12/10/28	68,530
185	Rite Aid Corp.	8.625	03/01/15	123,950
25	Walgreen Co.	5.25	01/15/19	26,055
				218,535
	Education
55	Duke University	5.15	04/01/19	56,847
	Electrical Products
136	Ormat Funding Corp.	8.25	12/30/20	109,189
	Electric Utilities
80	AES Corp. (The)	7.75	03/01/14	76,200
85	AES Corp. (The) - 144A (a)	8.00	06/01/20	76,713
10	Alabama Power Co.	5.80	11/15/13	10,845

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$20	CenterPoint Energy Resources, Corp.	6.25%		02/01/37	$15,090
10	CenterPoint Energy Resources, Corp. (Series B)	7.875		04/01/13	10,675
50	Detroit Edison Co. (The)	6.125		10/01/10	51,820
20	Edison Mission Energy	7.00		05/15/17	15,450
45	Edison Mission Energy	7.75		06/15/16	36,900
25	FPL Group Capital Inc.	6.00		03/01/19	26,902
10	Georgia Power Co.	6.00		11/01/13	10,917
76	Home City Funding LLC	8.137		10/01/19	68,780
30	IPALCO Enterprises, Inc.	8.625	(b)	11/14/11	30,300
245	Mirant Americas General, LLC	8.50		10/01/21	194,775
40	Ohio Edison Co.	6.40		07/15/16	40,915
55	Ohio Power Company (Series K)	6.00		06/01/16	56,097
75	Orion Power Holdings, Inc.	12.00		05/01/10	78,000
5	PacifiCorp	5.50		01/15/19	5,298
40	PPL Energy Supply LLC	6.50		05/01/18	40,676
40	Progress Energy, Inc.	7.05		03/15/19	44,459
15	Public Service Company of Colorado	5.125		06/01/19	15,444
20	Public Service Company of Colorado	5.80		08/01/18	21,615
80	Texas Competitive Electric Holdings Co. LLC (Series A)	10.25	(b)	11/01/15	50,200
45	Texas Competitive Electric Holdings Co. LLC (Series B)	10.25	(b)	11/01/15	28,238
50	Texas Eastern Transmission, LP	7.00		07/15/32	52,747
25	Union Electric Co.	6.70		02/01/19	26,173
45	Virginia Electric & Power Co.	8.875		11/15/38	60,501
					1,145,730
	Electrical Products
45	Cooper US, Inc.	5.25		11/15/12	48,096
15	Emerson Electric Co.	4.875		10/15/19	15,035
15	Emerson Electric Co.	5.00		04/15/19	15,120
					78,251
	Electronic Distributors
185	Anixter International Inc.	10.00		03/15/14	185,000
	Electronic Equipment/Instruments
25	Xerox Corp.	6.35		05/15/18	22,349
	Electronic Production Equipment
40	KLA-Tencor Corp.	6.90		05/01/18	36,020
	Finance - Commercial
185	First Data Corp.	9.875		09/24/15	132,275

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance/Rental/Leasing
$60	American Express Co.	8.125%	05/20/19	$62,369
135	Ford Motor Credit Co LLC.	7.25	10/25/11	116,825
139	GMAC Inc. - 144A (a)	6.875	09/15/11	123,015
60	SLM Corp. (Series A)	8.45	06/15/18	51,405
75	United Rentals North America, Inc.	6.50	02/15/12	73,125
				426,739
	Financial Conglomerates
80	Citigroup, Inc. (Note 4)	8.50	05/22/19	81,514
20	General Electric Capital Corp.	5.625	05/01/18	18,948
45	JP Morgan Chase & Co.	6.00	01/15/18	44,777
30	Principal Financial Group	8.875	05/15/19	31,546
35	Prudential Financial, Inc. (Series D)	6.625	12/01/37	30,413
				207,198
	Food Retail
25	CA FM Lease Trust - 144A (a)	8.50	07/15/17	25,157
144	Delhaize America, Inc.	9.00	04/15/31	175,269
70	Delhaize Group	5.875	02/01/14	71,940
				272,366
	Food: Major Diversified
25	ConAgra Foods, Inc.	7.00	10/01/28	24,905
20	ConAgra Foods, Inc.	8.25	09/15/30	22,367
50	General Mills, Inc.	5.65	02/15/19	52,355
20	Kraft Foods Inc.	6.125	02/01/18	20,713
30	Kraft Foods Inc.	6.125	08/23/18	31,122
				151,462
	Food: Meat/Fish/Dairy
75	JBS USA LLC/JBS USA Finance Inc. - 144A (a)	11.625	05/01/14	71,250
85	Michael Foods, Inc.	8.00	11/15/13	83,300
86	Pilgrim's Pride Corp. (h)	7.625	05/01/15	75,250
85	Smithfield Foods, Inc.	7.00	08/01/11	81,175
				310,975
	Foods & Beverages
30	Dr Pepper Snapple Group, Inc.	6.82	05/01/18	31,778
	Gas Distributors
30	NiSource Finance Corp.	6.80	01/15/19	28,161
	Home Building
45	Pulte Homes, Inc.	6.375	05/15/33	29,925

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Home Improvement Chains
$55	Home Depot, Inc. (The)	5.40%	03/01/16	$54,978
	Hospital/Nursing Management
45	CHS/Community Health Systems Inc.	8.875	07/15/15	44,325
125	HCA, Inc	6.25	02/15/13	110,000
95	HCA, Inc.	5.75	03/15/14	76,475
125	HCA, Inc	7.69	06/15/25	77,388
135	Sun Healthcare Group, Inc.	9.125	04/15/15	134,325
				442,513
	Household/Personal Care
15	Proctor & Gamble Co. (The)	4.60	01/15/14	15,791
45	Proctor & Gamble Co. (The)	4.70	02/15/19	45,724
				61,515
	Industrial Conglomerates
185	General Electric Co.	5.25	12/06/17	181,983
15	Honeywell International Inc.	5.30	03/01/18	15,693
				197,676
	Industrial Machinery
30	Parker-Hannifin Corp. (Series A)	5.50	05/15/18	30,732
	Industrial Specialties
20	Cox Communications Inc. - 144A (a)	8.375	03/01/39	22,365
165	Johnsondiversey, Inc. (Series B)	9.625	05/15/12	164,588
				186,953
	Integrated Oil
55	Chevron Corp.	4.95	03/03/19	56,940
30	ConocoPhillips	5.20	05/15/18	30,348
				87,288
	Investment Banks/Brokers
25	Bear Stearns Companies LLC (The)	7.25	02/01/18	26,392
125	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	121,900
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	77,457
35	NYSE Euronext	4.80	06/28/13	36,264
				262,013
	Life/Health Insurance
65	Metlife, Inc.	7.717	02/15/19	69,645

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Banks
$15	Bank of New York Mellon Corp. (Series G)	4.50%		04/01/13	$15,277
40	Bank of New York Mellon Corp.	5.125		08/27/13	42,143
45	BB&T Corp.	6.85		04/30/19	46,882
35	PNC Funding Corp.	6.70		06/10/19	36,164
20	State Street Corp.	4.30		05/30/14	19,794
					160,260
	Major Telecommunications
75	AT&T Inc.	8.00		11/15/31	86,805
10	SBC Communications, Inc.	6.15		09/15/34	9,523
70	Sprint Capital Corp.	6.90		05/01/19	58,275
35	Verizon Communications, Inc.	5.50		02/15/18	34,818
125	Verizon Communications, Inc.	6.35		04/01/19	130,273
30	Verizon Wireless Capital LLC - 144A (a)	5.55		02/01/14	31,881
					351,575
	Managed Health Care
50	Unitedhealth Group Inc.	6.00		02/15/18	48,065
	Marine Shipping
30	Union Pacific Corp.	6.125		02/15/20	31,168
	Media Conglomerates
30	News America Inc. - 144A (a)	6.90		03/01/19	31,316
70	Time Warner Cable Inc.	6.75		07/01/18	73,032
5	Time Warner Cable Inc.	8.25		04/01/19	5,683
35	Time Warner Cable Inc.	8.75		02/14/19	40,841
30	Time Warner, Inc.	5.875		11/15/16	29,609
30	Viacom, Inc.	6.875		04/30/36	27,720
					208,201
	Medical Specialties
15	Baxter International, Inc	5.375		06/01/18	15,735
60	Hospira, Inc.	1.712	(b)	03/30/10	59,474
40	Invacare Corp.	9.75		02/15/15	40,600
					115,809
	Medical/Nursing Services
181	Fresenius Medical Care Capital Trust IV	7.875		06/15/11	185,073
65	Select Medical Corp.	7.625		02/01/15	53,138
130	Select Medical Corp.	7.654	(b)	09/15/15	92,950
					331,161

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Metal Fabrications
$40	Hexcel Corp.	6.75%		02/01/15	$37,300
	Motor Vehicles
30	DaimlerChrysler North American Holding Corp.	7.30		01/15/12	31,084
25	DaimlerChrysler North American Holding Corp.	8.50		01/18/31	26,366
25	Harley-Davidson Funding Corp. - 144A (a)	6.80		06/15/18	21,725
					79,175
	Multi-Line Insurance
160	AIG SunAmerica Global Financing VI - 144A (a)	6.30		05/10/11	150,376
40	Allstate Corp. (The)	7.45		05/16/19	43,351
					193,727
	Oil - Exploration & Production
100	Atlas Energy Resources LLC - 144A (a)	10.75		02/01/18	94,750
70	Forest Oil Corp.	7.25		06/15/19	63,000
55	Forest Oil Corp.	7.75		05/01/14	53,075
					210,825
	Oil & Gas Pipelines
35	Sonat Inc.	7.625		07/15/11	34,469
40	Enterprise Products Operating LLP (Series N)	6.50		01/31/19	40,724
95	Pacific Energy Partners, LP/Finance Corp.	7.125		06/15/14	97,338
175	Williams Companies, Inc. (The)	7.875		09/01/21	172,708
					345,239
	Oil & Gas Production
10	Apache Corp.	6.90		09/15/18	11,469
110	Chaparral Energy, Inc.	8.875	(b)	02/01/17	68,750
320	Chesapeake Energy Corp.	7.50		09/15/13	308,000
155	Denbury Resources Inc.	9.75		03/01/16	160,038
95	Hilcorp Energy I LP/Finance Co. - 144A (a)	7.75		11/01/15	80,750
115	Newfield Exploraion Co.	6.625		09/01/14	106,519
80	Petrohawk Energy Corp. - 144A (a)	10.50		08/01/14	82,200
70	Plains Exploration & Production Co.	7.625		06/01/18	63,175
55	Plains Exploration & Production Co.	7.75		06/15/15	51,700
110	Plains Exploration & Production Co.	10.00		03/01/16	113,575
170	Sandridge Energy Inc.	8.625		04/01/15	153,425
45	XTO Energy, Inc.	5.50		06/15/18	45,172
					1,244,773
	Oilfield Services/Equipment
35	Key Energy Services, Inc.	8.375		12/01/14	31,063

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Other Consumer Services
$140	Expedia, Inc. - 144A (a)	8.50%	07/01/16	$135,100
80	Ticketmaster Entertainment, Inc.	10.75	07/28/16	71,600
				206,700
	Packaged Software
5	Oracle Corp.	5.75	04/15/18	5,283
	Pharmaceuticals: Major
15	GlaxoSmithKline Capital Inc.	5.65	05/15/18	15,916
60	Merck & Co., Inc.	5.00	06/30/19	60,870
55	Novartis Capital Corp.	4.125	02/10/14	56,674
75	Pfizer Inc.	6.20	03/15/19	82,173
105	Roche Holdings Inc. - 144A (a)	6.00	03/01/19	112,166
5	Wyeth	5.45	04/01/17	5,229
5	Wyeth	5.50	02/15/16	5,241
				338,269
	Pharmaceuticals: Other
40	Axcan Intermediate Holdngs Inc.	12.75	03/01/16	40,700
	Property - Casualty Insurers
25	ACE INA Holdings, Inc.	5.60	05/15/15	25,338
25	ACE INA Holdings, Inc.	5.90	06/15/19	25,106
				50,444
	Pulp & Paper
35	Glatfelter - 144A (a)	7.125	05/01/16	32,331
	Railroads
15	Norfolk Southern Corp. - 144A (a)	5.75	01/15/16	15,558
30	Union Pacific Corp.	5.45	01/31/13	31,126
				46,684
	Recreational Products
100	Scientific Games Corp.	6.25	12/15/12	95,875
	Regional Banks
45	U.S. Bancorp	4.20	05/15/14	45,558
	Restaurants
145	ARAMARK Corp.	8.50	02/01/15	141,375
5	McDonald's Corp. (Series I)	5.00	02/01/19	5,136
20	Yum! Brands, Inc.	6.25	03/15/18	20,612
30	Yum! Brands, Inc.	6.875	11/15/37	30,334
				197,457

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Services To The Health Industry
$65	Biomet, Inc.	11.625%	10/15/17	$64,025
75	HEALTHSOUTH Corp.	10.75	06/15/16	75,750
45	Medco Health Solutions, Inc.	7.125	03/15/18	47,465
70	Omnicare, Inc.	6.75	12/15/13	63,350
				250,590
	Specialty Telecommunications
85	American Tower Corp.	7.125	10/15/12	85,956
180	Frontier Communications Corp.	9.00	08/15/31	149,400
50	Qwest Capital Funding	7.00	08/03/09	50,125
125	Qwest Capital Funding - 144A (a)	7.25	02/15/11	121,875
				407,356
	Telecommunication Equipment
25	Corning Inc.	6.625	05/15/19	25,596
	Telecommunications
30	PAETEC Holding Corp. - 144A (a)	8.875	06/30/17	28,350
	Tobacco
20	Altria Group, Inc.	9.25	08/06/19	22,496
35	Philip Morris International Inc.	5.65	05/16/18	36,751
30	Reynolds American Inc.	6.50	07/15/10	30,711
				89,958
	Trucks/Construction/Farm Machinery
10	Caterpillar Inc.	7.90	12/15/18	11,553
	Utilities
104	Midwest Generation LLC (Series B)	8.56	01/02/16	102,263
150	NSG Holdings, LLC/NSG Holdings, Inc. - 144A (a)	7.75	12/15/25	120,750
				223,013
	Water Utilities
29	Nalco Co.	7.75	11/15/11	29,145
	Wireless Telecommunications
50	Nextel Communications, Inc. (Series E)	6.875	10/31/13	41,625
	Total Domestic Corporate Bonds (Cost $14,868,199)			13,836,343

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Agencies & Obligations (22.2%)
	Federal Home Loan Mortgage Corp. (2.6%)
$150		3.00%	07/28/14	$150,480
360		4.875	06/13/18	388,115
200		6.75	03/15/31	248,713
200	Federal National Mortgage Assoc. (0.7%)	5.00	05/11/17	217,542
	U.S. Treasury Bonds (3.0%)
725		5.375	02/15/31	832,391
70		4.25	05/15/39	69,311
	U.S. Treasury Bond Strips (3.5%)
920		0.00	11/15/21	534,223
790		0.00	11/15/19	519,518
132	U.S. Treasury Inflation Index Note (TIPS) (0.6%)	3.625	04/15/28	160,750
	U.S. Treasury Notes (11.8%)
900		0.875	05/31/11	897,051
900		1.125	06/30/11	900,354
312		1.50	12/31/13	300,617
690		1.75	03/31/14	667,576
23		2.75	02/15/19	21,548
181		4.00	08/15/18	187,802
44		4.75	08/15/17	48,249
520		1.75	01/31/14	505,540
	Total U.S. Government Agencies & Obligations (Cost $6,640,252)			6,649,780
	Mortgage-Backed Securities (8.2%)
150	Ferderal Home Loan Mortgage Corp. (0.5%)	5.00	(j)	152,554
	Federal National Mortgage Assoc. (7.6%)
750		5.00	(j)	760,664
925		5.50	(j)	954,918
250		6.00	(j)	261,289
189		6.50	07/01/29 - 11/01/33	203,805
35		7.00	02/01/33	38,059
25		7.50	10/01/31	26,880
23		8.00	02/01/12 - 10/01/30	24,108
	Government National Mortgage Assoc. (0.1%)
36		7.50	04/15/26 - 08/15/29	39,093
7		8.00	06/15/26	790
	Total Mortgage-Backed Securities (Cost $2,440,776)			2,462,160

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (0.5%)
$139	Capital Auto Receivables Asset Trust 2006-2 A3B	0.379	(b)%	05/15/11	$138,248
20	Specialty Underwriting & Residential Finance 2004-BC2 A2	0.584	(b)	05/25/35	8,337
	Total Asset-Backed Securities (Cost $158,115)				146,585
	Municipal Bonds (0.4%)
	General Obligation
40	State of California	5.95		04/01/16	38,481
	Transportation
75	Illinois State Toll Highway Authority (The)	6.184		01/01/34	77,131
	Total Municipal Bonds (Cost $115,202)				115,612
	Collateralized Mortgage Obligations (0.3%)
	U.S. Government Agency (0.2%)
	Federal National Mortgage Assoc.
83	356-47	6.50		12/01/29	9,280
77	356-49	7.00		11/01/19	10,319
91	356-25	7.00		12/01/34	14,344
142	356-30	8.00		06/01/35	23,740
	Total Government Agency				57,683
	Private Issues (0.1%)
129	American Home Mortgage Assets 2006-4 1A3	0.624	(b)	10/25/46	10,185
401	Greenpoint Mortgage Funding Trust 2006-AR7 M2 (e)	0.739	(b)	12/25/46	1,055
120	MASTR Adjustable Rate Mortgage Trust 2006-0A1 3A3	2.379	(b)	04/25/46	12,438
114	Structured Assets Mortgage Investments II Trust 2006-AR6 1A5	0.594	(b)	07/25/36	14,447
	Total Private Issues				38,125
	Total Collateralized Mortgage Obligations (Cost $555,250)				95,808

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Preferred Stock (0.1%)
	Finance/Rental/Leasing
82	Preferred Blocker Inc. - 144A (a) (Cost $34,388)	$35,270
	Common Stocks (0.0%)
	Casino/Gaming
787	Fitzgeralds Gaming Corp. (e)(k)(l)	0
	Electric Utilities
13	PNM Resources Inc. (c)	139
	Food: Specialty/Candy
100	SFAC New Holdings Inc. (e)(m)	0
18	SFAC New Holdings Inc. (e)	0
		0
	Specialty Telecommunications
1,171	Birch Telecom Inc. (e)(n)	12
109	XO Holdings, Inc.	33
		45
	Textiles
11,192	U.S. Leather, Inc. (e)(k)	0
	Wireless Telecommunications
46	USA Mobility, Inc. (c)	587
	Total Common Stocks (Cost $1,904,442)	771

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF WARRANTS		EXPIRATION DATE	VALUE
	Warrants (0.0%)
	Casino/Gaming (0.0%)
9	Aladdin Gaming Enterprises, Inc. 144A (a)(e)	03/01/10	$0
	Specialty Telecommunications (c) (0.0%)
0	XO Holdings, Inc. (Series A)	01/15/10	2
0	XO Holdings, Inc. (Series B)	01/16/10	2
0	XO Holdings, Inc. (Series C)	01/16/10	1
	Total Warrants (Cost $248)		5

NUMBER OF CONTRACTS
	Call Options Purchased (0.0%)
55	EURO$ 2YR MID-CRV FUTURES September/2009 @97.75 (Cost $42,495)	5,500
NUMBER OF SHARES (000)
	Short-Term Investments (10.6%)
	Investment Company (o) (9.4%)
2,806	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $2,806,368)	2,806,368

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	U.S. Government Obligation (p)(q) (1.2%)
$370	U.S. Treasury Bill (Cost $369,628)	0.27%	11/12/09	369,628
	Total Short-Term Investments (Cost $3,175,996)			3,175,996
	Total Investments (Cost $34,766,234) (r)(s)		104.4%	31,318,556
	Total Written Options Outstanding (premium received $5,331)		0.0	(281)
	Liabilities in Excess of Other Assets		(4.4)	(1,315,007)
	Net Assets		100.0%	$30,003,268

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

  IO  Interest Only Security.

  TIPS  Treasury Inflation-Protected Security.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Floating rate security, rate shown is the rate in effect at June 30, 2009.

  (c)  Acquired through exchange offer.

  (d)  Capital appreciation bond.

  (e)  Securities with a total market value equal to $1,067 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (f)  Security issued with perpetual maturity.

  (g)  Issuer in bankruptcy.

  (h)  Non-income producing security; bond in default.

  (i)  Payment-in-kind security.

  (j)  Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

  (k)  Non-income producing security.

  (l)  Resale is restricted; acquired (12/22/98) at a cost basis of $3,549.

  (m)  Resale is restricted; acquired (06/10/99) at a cost basis of $1.

  (n)  Resale is restricted; acquired (between 06/18/98 and 08/15/99) at a cost basis of $573,998.

  (o)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (p)  A portion of this security has been physically segregated in connection with open futures contracts.

  (q)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (r)  Securities have been designated as collateral in connection with securities purchased on a forward commitment basis, forward foreign currency contracts, open futures contracts and open swap contracts.

  (s)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $941,104 and the aggregate gross unrealized depreciation is $4,388,782 resulting in net unrealized depreciation of $3,447,678.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
14	Long	U.S. Treasury Notes 2 Year, September 2009	$3,027,063	$(4,283)
4	Long	90 Day Euro$ March 2011	973,550	(2,795)
4	Long	90 Day Euro$ June 2011	970,200	(3,360)
4	Long	90 Day Euro$ September 2011	967,200	(3,870)
4	Long	90 Day Euro$ December 2011	964,400	(4,090)
6	Long	U.S. Treasury Notes 5 Year, September 2009	688,313	(232)
8	Short	U.S. Treasury Bonds 30 Year, September 2009	(946,875)	7,480
19	Short	U.S. Treasury Notes 10 Year, September 2009	(2,209,047)	(21,571)
Net Unrealized Depreciation				$(32,721)

OPTIONS WRITTEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
45	EURO$ 2YR MID-CRV FUTURES	$98.50	September 2009	$5,331	$281

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

CREDIT DEFAULT SWAP CONTRACTS OPEN AT JUNE 30, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Bank of America, N.A. Carnival Corp.	Buy	$115	1.57%	March 20, 2018	$(79)	—	$(79)	BBB+
Goldman Sachs International Dow Jones Index	Sell	1,400	1.50	December 20, 2013	37,190	$(47,087)	(9,897)	NR
Merrill Lynch Capital Services Inc. Dow Jones Index	Sell	1,100	1.00	June 20, 2014	24,658	(40,554)	(15,896)	NR
Bank of America, N.A. Tyco Electronics Ltd.	Buy	125	5.00	June 20, 2014	(9,692)	(5,251)	(14,943)	BBB-
Net Credit Default Swap Contracts		$2,740			$52,077	$(92,892)	$(40,815)

  NR  Not Rated

  †  Credit Rating as issued by Standard & Poors.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

INTEREST RATE/ASSET SWAP CONTRACTS OPEN AT JUNE 30, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank***	$620	Fixed Rate 4.64%	Floating Rate 0.00#%	May 27, 2019	$(2,058)
UBS AG***	1,812	Fixed Rate 4.66	Floating Rate 0.00#	May 27, 2019	(4,639)
Deutsche Bank AG Frankfurt^^	750	Fixed Rate 0.00	Fixed Rate 0.00#	November 15, 2021	(45,405)
Barclays Bank	142	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	2,996
UBS AG	420	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	8,862
Barclays Bank^^	920	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2021	(42,362)
Deutsche Bank AG Frankfurt^^	750	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2021	(21,900)
JPMorgan Chase Bank N.A. New York^^	535	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(20,240)
UBS AG^^	255	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(8,163)
Barclays Bank##	100	Floating Rate 2.408#	Fixed Rate 3,625###	April 15, 2028	2,519
Net Unrealized Depreciation					$(130,390)

  ^^  Portfolio will receive $250,453, and make payments of $412,031, $323,462, $203,364 and $95,443 respectively, on termination date.

  #  Floating rate based on USD-3 Month LIBOR.

  ##  Asset swap.

  ###  Fixed rate based on interest received from TIPS bond/note held by the Portfolio.

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PORTFOLIO COMPOSITION as of 06/30/09

Domestic Corporate Bonds	43.3%
U.S. Government Agencies & Obligations	21.2
Foreign Government & Corporate Bonds	15.7
Short-Term Investments	10.1
Mortgage-Backed Securities	7.9
Convertible Bonds	0.5
Asset-Backed Securities	0.5
Municipal Bonds	0.4
Collateralized Mortgage Obligations	0.3
Preferred Stock	0.1
Call Options Purchased	0
Common Stocks	0
Warrants	0
	100.0	%++

++  Does not include open long/short futures contracts with an underlying face amount of $10,746,648 with net unrealized depreciation of $32,721. Also does not include open swap contracts with net unrealized depreciation of $78,313 and options written with a value of $281.

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (67.9%)
	Aerospace & Defense (0.9%)
3,700	General Dynamics Corp.	$204,943
3,140	Raytheon Co.	139,510
		344,453
	Apparel/Footwear Retail (0.4%)
10,600	Gap, Inc. (The)	173,840
	Auto Parts: O.E.M. (0.5%)
6,600	Autoliv, Inc.	189,882
	Beverages: Non-Alcoholic (0.5%)
4,310	Coca-Cola Co. (The)	206,837
	Cable/Satellite TV (1.9%)
35,035	Comcast Corp. (Class A)	507,657
7,944	Time Warner Cable Inc.	251,586
		759,243
	Chemicals: Major Diversified (1.0%)
7,560	Bayer AG (ADR) (Germany)	405,216
	Computer Communications (1.2%)
24,870	Cisco Systems, Inc. (b)	463,577
	Computer Peripherals (0.2%)
6,600	EMC Corp. (b)	86,460
	Computer Processing Hardware (1.3%)
13,260	Hewlett-Packard Co.	512,499
	Department Stores (0.6%)
20,400	Macy's, Inc.	239,904
	Discount Stores (0.3%)
2,100	Wal-Mart Stores, Inc.	101,724
	Drugstore Chains (0.7%)
9,400	Walgreen Co.	276,360
	Electric Utilities (3.2%)
22,411	American Electric Power Co., Inc.	647,454
3,690	Entergy Corp.	286,049
8,010	FirstEnergy Corp.	310,388
		1,243,891
	Electronic Equipment/Instruments (0.8%)
15,600	Agilent Technologies, Inc. (b)	316,836
	Electronic Production Equipment (1.2%)
11,500	ASML Holding N.V. (NY Registered Shares) (Netherlands)	248,975
8,006	Lam Research Corp. (b)	208,156
		457,131

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electronics/Appliances (1.1%)
16,000	Sony Corp. (ADR) (Japan)	$413,760
	Financial Conglomerates (4.1%)
44,785	JPMorgan Chase & Co.	1,527,616
19,412	Mizuho Financial Group, Inc. (ADR) (Japan)	89,489
		1,617,105
	Food: Major Diversified (1.5%)
24,030	Unilever N.V. (NY Registered Shares) (Netherlands)	581,045
	Food: Specialty/Candy (1.8%)
20,399	Cadbury PLC (ADR) (United Kingdom)	701,732
	Home Improvement Chains (1.6%)
26,182	Home Depot, Inc. (The)	618,681
	Household/Personal Care (0.8%)
9,780	Estee Lauder Cos., Inc. (The) (Class A)	319,513
	Industrial Conglomerates (3.4%)
23,800	General Electric Co.	278,936
13,371	Ingersoll-Rand PLC (Class A) (Bermuda) (b)	279,454
5,740	Siemens AG (ADR) (Germany)	397,151
14,902	Tyco International Ltd. (Luxembourg)	387,154
		1,342,695
	Insurance Brokers/Services (2.5%)
47,830	Marsh & McLennan Cos., Inc.	962,818
	Integrated Oil (4.7%)
7,200	BP PLC (ADR) (United Kingdom)	343,296
3,780	ConocoPhillips	158,987
7,420	Exxon Mobil Corp.	518,732
4,500	Hess Corp.	241,875
11,640	Royal Dutch Shell PLC (ADR) (United Kingdom)	584,212
		1,847,102
	Investment Banks/Brokers (1.0%)
23,292	Schwab (Charles) Corp. (The)	408,542
	Investment Managers (0.2%)
1,400	State Street Corp.	66,080
	Major Banks (2.8%)
23,200	Bank of America Corp.	306,240
6,700	BB&T Corp.	147,266
2,800	Comerica Inc.	59,220
16,791	KeyCorp	87,985
8,738	Mitsubishi UFJ Financial Group, Inc. (ADR) (Japan) (Note 4)	53,651

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
9,288	PNC Financial Services Group	$360,467
2,400	Sumitomo Mitsui Financial Group, Inc. (Japan) (g)	97,052
		1,111,881
	Major Telecommunications (1.8%)
22,930	Verizon Communications Inc.	704,639
	Media Conglomerates (3.7%)
29,351	Time Warner Inc.	739,352
30,958	Viacom Inc. (Class B) (b)	702,747
		1,442,099
	Medical Distributors (0.5%)
6,800	Cardinal Health, Inc.	207,740
	Medical Specialties (1.8%)
31,190	Boston Scientific Corp. (b)	316,267
10,592	Covidien Ltd. (Bermuda)	396,564
		712,831
	Miscellaneous Manufacturing (0.6%)
6,900	Dover Corp.	228,321
	Motor Vehicles (0.4%)
8,602	Harley-Davidson, Inc.	139,438
	Oil & Gas Production (4.1%)
12,200	Anadarko Petroleum Corp.	553,758
5,500	Devon Energy Corp.	299,750
11,110	Occidental Petroleum Corp.	731,149
		1,584,657
	Oilfield Services/Equipment (1.1%)
7,200	Schlumberger Ltd. (Netherlands Antilles)	389,592
1,100	Smith International, Inc.	28,325
		417,917
	Other Consumer Services (1.7%)
39,300	eBay Inc.	673,209
	Packaged Software (0.2%)
4,956	Symantec Corp. (b)	77,115
	Personnel Services (0.9%)
4,634	Manpower, Inc.	196,204
7,300	Robert Half International, Inc.	172,426
		368,630
	Pharmaceuticals: Major (4.6%)
7,070	Abbott Laboratories	332,573
25,090	Bristol-Myers Squibb Co.	509,578
9,400	Pfizer, Inc.	141,000

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
13,260	Roche Holdings Ltd. (ADR) (Switzerland)	$451,768
13,950	Schering-Plough Corp.	350,424
		1,785,343
	Precious Metals (1.7%)
5,300	Freeport-McMoRan Copper & Gold, Inc. (b)	265,583
9,450	Newmont Mining Corp.	386,222
		651,805
	Property - Casualty Insurers (2.6%)
10,522	Chubb Corp. (The)	419,617
12,721	Travelers Cos., Inc. (The)	522,070
2,200	Transatlantic Holdings, Inc.	95,326
		1,037,013
	Regional Banks (0.2%)
4,977	First Horizon National Corp.	59,728
	Restaurants (0.6%)
17,800	Starbucks Corp. (b)	247,242
	Semiconductors (0.8%)
19,819	Intel Corp.	328,004
	Tobacco (0.4%)
3,280	Philip Morris International Inc.	143,073
	Total Common Stocks (Cost $30,356,824)	26,577,611

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (11.4%)
	Accident & Health Insurance (0.1%)
$20	Travelers Cos., Inc.	5.80%	05/15/18	20,593
5	Travelers Cos., Inc.	5.90	06/02/19	5,161
				25,754
	Aerospace & Defense (0.1%)
15	Boeing Co. (The)	6.00	03/15/19	16,387
32	Systems 2001 Asset Trust - 144A (Cayman Islands) (a)	6.664	09/15/13	31,535
				47,922
	Agricultural Commodities/Milling (0.1%)
20	Archer-Daniels-Midland Co.	5.45	03/15/18	21,066
5	Bunge Ltd. Finance Corp.	8.50	06/15/19	5,237
				26,303

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Banking (0.1%)
$10	Capital One Financial Co.	7.375%	05/23/14	$10,322
25	Kreditanstalt fuer Wiederaufbau (Germany)	4.875	06/17/19	25,956
				36,278
	Beverages: Alcoholic (0.1%)
20	Diageo Capital PLC (United Kingdom)	5.75	10/23/17	20,900
5	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	5,663
30	FBG Finance Ltd. - 144A (Australia) (a)	5.125	06/15/15	28,138
				54,701
	Beverages: Non-Alcoholic (0.1%)
25	Coca-Cola Inc. (The)	4.875	03/15/19	25,738
	Biotechnology (0.2%)
15	Amgen Inc.	5.70	02/01/19	15,854
30	Amgen Inc.	5.85	06/01/17	31,884
20	Biogen Idec Inc.	6.875	03/01/18	20,297
				68,035
	Brewery (0.1%)
25	Anheuser-Busch Inbev Worldwide Inc. - 144A (a)	7.20	01/15/14	26,904
	Cable/Satellite TV (0.2%)
25	Comcast Corp.	5.70	05/15/18	25,178
40	Comcast Corp.	6.50	01/15/17	42,498
				67,676
	Chemicals: Agricultural (0.1%)
10	Monsanto Co.	5.125	04/15/18	10,379
15	Potash Corp. of Saskatchewan Inc. (Canada)	6.50	05/15/19	16,192
				26,571
	Chemicals: Major Diversified (0.0%)
20	E.I. du Pont de Nemours & Co.	6.00	07/15/18	21,596
	Computer Communications (0.1%)
25	Cisco Systems Inc.	4.95	02/15/19	25,046
5	Cisco Systems Inc.	5.90	02/15/39	4,941
				29,987
	Computer Processing Hardware (0.1%)
20	Hewlett-Packard Co.	4.75	06/02/14	20,902
10	Hewlett-Packard Co.	5.50	03/01/18	10,530
				31,432
	Computer Software & Equipment (0.0%)
10	Microsoft Corp.	4.20	06/01/19	9,789
	Containers/Packaging (0.0%)
10	Sealed Air Corp. - 144A (a)	7.875	06/15/17	9,925

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Discount Stores (0.2%)
$25	Wal-Mart Stores, Inc.	4.125%	02/01/19	$24,379
40	Wal-Mart Stores, Inc.	4.25	04/15/13	41,597
				65,976
	Drugstore Chains (0.1%)
42	CVS Pass-Through Trust - 144A (a)	6.036	12/10/28	36,363
20	Walgreen Co.	5.25	01/15/19	20,844
				57,207
	Electric Utilities (1.0%)
10	Alabama Power Co.	5.80	11/15/13	10,845
20	CenterPoint Energy Resources, Corp.	6.25	02/01/37	15,090
10	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	10,675
20	Detroit Edison Co. (The)	6.125	10/01/10	20,728
35	E.ON International Finance BV - 144A (Netherlands) (a)	5.80	04/30/18	36,477
25	Electricite de France - 144A (France) (a)	6.50	01/26/19	27,430
20	FPL Group Capital Inc.	6.00	03/01/19	21,521
10	Georgia Power Co.	6.00	11/01/13	10,917
25	Ohio Edison Co.	6.40	07/15/16	25,572
20	Ohio Power Co. (Series K)	6.00	06/01/16	20,399
10	PacifiCorp.	5.50	01/15/19	10,596
20	PECO Energy Co.	5.35	03/01/18	20,491
20	PPL Energy Supply LLC	6.30	07/15/13	20,987
25	Progress Energy, Inc.	7.05	03/15/19	27,787
20	Public Service Co. of Colorado	6.50	08/01/38	22,763
15	Public Service Electric & Gas Co. (Series B)	5.00	01/01/13	15,517
20	Texas Eastern Transmission L.P.	7.00	07/15/32	21,099
15	Union Electric Co.	6.70	02/01/19	15,704
35	Virginia Electric & Power Co.	8.875	11/15/38	47,056
				401,654
	Electrical Products (0.1%)
25	Cooper US, Inc.	5.25	11/15/12	26,720
15	Emerson Electric Co.	4.875	10/15/19	15,035
5	Emerson Electric Co.	5.00	04/15/19	5,040
				46,795
	Electronic Components (0.1%)
25	Koninklijke Philips Electronics N.V. (Netherlands)	5.75	03/11/18	25,242
	Electronic Equipment/Instruments (0.0%)
20	Xerox Corp.	6.35	05/15/18	17,879
	Electronic Production Equipment (0.0%)
15	KLA-Tencor Corp.	6.90	05/01/18	13,508

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electronics/Appliances (0.1%)
$25	LG Electronics Inc. - 144A (South Korea) (a)	5.00%	06/17/10	$24,860
	Finance (0.1%)
5	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	5,014
30	BP Capital Markets PLC (United Kingdom)	4.75	03/10/19	29,900
				34,914
	Finance/Rental/Leasing (0.1%)
5	American Express Credit Corp.	8.125	05/20/19	5,197
35	Nationwide Building Society - 144A (United Kingdom) (a)	4.25	02/01/10	34,913
				40,110
	Financial Conglomerates (0.9%)
35	American Express Credit Corp.	7.30	08/20/13	36,422
10	Brookfield Asset Management Inc. (Canada)	5.80	04/25/17	8,288
25	Citigroup Inc. (Note 4)	5.875	05/29/37	19,593
35	Citigroup Inc. (Note 4)	6.125	11/21/17	30,735
25	Citigroup Inc. (Note 4)	6.125	05/15/18	21,902
5	Citigroup Inc. (Note 4)	8.50	05/22/19	5,095
65	General Electric Capital Corp.	5.625	05/01/18	61,580
60	JPMorgan Chase & Co.	4.75	05/01/13	60,814
40	JPMorgan Chase & Co.	6.00	01/15/18	39,802
15	Principal Financial Group, Inc.	8.875	05/15/19	15,773
15	Prudential Financial Inc. (Series MTN)	6.625	12/01/37	13,034
5	Prudential Financial Inc.	7.375	06/15/19	4,918
				317,956
	Food Retail (0.2%)
10	Delhaize America, Inc.	9.00	04/15/31	12,171
15	Delhaize Group (Belgium)	5.875	02/01/14	15,416
15	Kroger Co. (The)	5.00	04/15/13	15,358
5	Kroger Co. (The)	6.40	08/15/17	5,309
30	McDonalds Corp.	5.70	02/01/39	29,807
				78,061
	Food: Major Diversified (0.3%)
20	ConAgra Foods, Inc.	7.00	10/01/28	19,924
10	ConAgra Foods, Inc.	8.25	09/15/30	11,184
20	General Mills, Inc.	5.25	08/15/13	21,143
15	General Mills, Inc.	5.65	02/15/19	15,707
10	Kraft Foods Inc.	6.125	02/01/18	10,356
15	Kraft Foods Inc.	6.125	08/23/18	15,561

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$20	Kraft Foods Inc.	6.875%		01/26/39	$21,239
10	Kraft Foods Inc.	7.00		08/11/37	10,594
					125,708
	Gas Distributors (0.2%)
15	NiSource Finance Corp.	1.231	(e)	11/23/09	14,882
25	NiSource Finance Corp.	6.80		01/15/19	23,467
25	Questar Market Resources	6.80		04/01/18	23,593
					61,942
	Home Improvement Chains (0.1%)
30	Home Depot, Inc.	5.40		03/01/16	29,988
	Household/Personal Care (0.0%)
10	Procter & Gamble Co. (The)	4.60		01/15/14	10,528
5	Procter & Gamble Co. (The)	5.55		03/05/37	5,081
					15,609
	Industrial Conglomerates (0.4%)
125	General Electric Co.	5.25		12/06/17	122,962
20	Honeywell International Inc.	5.30		03/01/18	20,923
					143,885
	Industrial Machinery (0.0%)
20	Paker Hannifin Corp. (Series MTN)	5.50		05/15/18	20,488
	Integrated Oil (0.2%)
25	Chevron Corp.	4.95		03/03/19	25,882
45	ConocoPhillips	5.20		05/15/18	45,522
15	ConocoPhillips	5.75		02/01/19	15,794
					87,198
	International Banks (0.0%)
25	UBS AG/Stamford Ranch (Series DPNT) (Switzerland)	5.875		12/20/17	23,319
	Investment Banks/Brokers (0.6%)
5	Bear Stearns Cos. LLC (The)	6.40		10/02/17	5,017
45	Bear Stearns Cos. LLC (The)	7.25		02/01/18	47,505
20	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	17,832
95	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	92,644
40	Merrill Lynch & Co., Inc. (Series MTN)	6.875		04/25/18	37,082
25	NYSE Euronext	4.80		06/28/13	25,903
					225,983
	Life/Health Insurance (0.1%)
5	MetLife, Inc.	6.75		06/01/16	5,097
10	MetLife, Inc.	7.717		02/15/19	10,715
20	MetLife, Inc. (Series A)	6.817		08/15/18	20,176
					35,988

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Banks (1.1%)
$115	Bank of America Corp.	5.75%		12/01/17	$102,564
10	Bank of America Corp.	7.625		06/01/19	10,062
35	Bank of New York Mellon Corp. (Series MTN)	4.50		04/01/13	35,647
25	Barclays Bank PLC (United Kingdom)	6.75		05/22/19	24,838
21	BB&T Corp.	6.85		04/30/19	21,878
15	Credit Suisse/New York NY (Switzerland)	6.00		02/15/18	15,000
15	Credit Suisse Inc. (Switzerland)	5.125		08/15/15	15,402
55	HSBC Finance Corp.	6.75		05/15/11	56,575
20	PNC Funding Corp.	6.70		06/10/19	20,665
5	State Street Corp.	4.30		05/30/14	4,949
15	Wachovia Corp. (Series MTN)	5.50		05/01/13	15,508
100	Wells Fargo & Co.	5.625		12/11/17	98,502
					421,590
	Major Telecommunications (0.9%)
20	AT&T Corp.	8.00	(e)	11/15/31	23,148
60	AT&T Inc.	6.30		01/15/38	58,163
15	AT&T Inc.	6.55		02/15/39	15,022
20	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.75	(e)	06/15/30	23,475
10	France Telecom S.A. (France)	8.50	(e)	03/01/31	12,879
15	SBC Communications, Inc.	6.15		09/15/34	14,284
5	Telecom Italia capital S.A. (Luxembourg)	4.95		09/30/14	4,792
30	Telecom Italia capital S.A. (Luxembourg)	6.999		06/04/18	30,400
15	Telecom Italia capital S.A. (Luxembourg)	7.175		06/18/19	15,232
40	Telefonica Europe BV (Netherlands)	8.25		09/15/30	49,659
40	Verizon Communications Inc.	5.50		02/15/18	39,792
25	Verizon Communications Inc.	6.35		04/01/19	26,055
20	Verizon Communications Inc.	8.95		03/01/39	25,333
30	Verizon Wireless Capital LLC - 144A (a)	5.55		02/01/14	31,881
					370,115
	Managed Health Care (0.1%)
25	UnitedHealth Group Inc.	6.00		02/15/18	24,033
5	WellPoint Inc.	7.00		02/15/19	5,178
					29,211
	Marine Shipping (0.1%)
5	Union Pacific Corp.	6.125		02/15/20	5,195
30	Union Pacific Corp.	7.875		01/15/19	34,400
					39,595

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Media Conglomerates (0.4%)
$30	News America Inc. - 144A (a)	6.90%	03/01/19	$31,316
30	Time Warner Cable Inc.	6.75	07/01/18	31,300
10	Time Warner Cable Inc.	6.75	06/15/39	9,764
10	Time Warner Cable Inc.	8.25	04/01/19	11,366
15	Time Warner Cable Inc.	8.75	02/14/19	17,503
10	Time Warner, Inc.	5.875	11/15/16	9,870
20	Time Warner, Inc.	7.70	05/01/32	19,705
20	Viacom, Inc.	6.875	04/30/36	18,480
15	Vivendi - 144A (France) (a)	6.625	04/04/18	15,126
				164,430
	Medical Specialties (0.0%)
5	Baxter International Inc.	5.375	06/01/18	5,245
	Motor Vehicles (0.1%)
20	Daimler Finance North American LLC	7.30	01/15/12	20,723
10	Daimler Finance North American LLC	8.50	01/18/31	10,546
20	Harley-Davison Funding Corp. - 144A (a)	6.80	06/15/18	17,380
				48,649
	Multi-Line Insurance (0.0%)
15	Allstate Corp.	7.45	05/16/19	16,257
	Oil & Gas Pipelines (0.2%)
25	Enterprise Products Operating LLP	6.50	01/31/19	25,453
25	Kinder Morgan Energy Partners, L.P.	5.95	02/15/18	24,513
20	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	18,085
				68,051
	Oil & Gas Production (0.2%)
15	Apache Corp.	6.90	09/15/18	17,203
25	Devon Financing Corp. ULC (Canada)	7.875	09/30/31	29,521
20	EnCana Corp. (Canada)	5.90	12/01/17	20,537
30	XTO Energy Inc.	5.50	06/15/18	30,114
				97,375
	Oil Related (0.0%)
20	Transocean Inc. (Cayman Islands)	6.00	03/15/18	20,827
	Oilfield Services/Equipment (0.0%)
20	Weatherford International Ltd. (Switzerland)	6.00	03/15/18	19,673
	Other Metals/Minerals (0.1%)
10	Brascan Corp. (Canada)	7.125	06/15/12	9,826
15	Rio Tinto Finance Ltd. (Australia)	6.50	07/15/18	15,034
				24,860

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Packaged Software (0.0%)
$5	Oracle Corp.	5.75%		04/15/18	$5,283
	Pharmaceuticals: Major (0.6%)
5	AstraZeneca PLC (United Kingdom)	5.90		09/15/17	5,363
5	AstraZeneca PLC (United Kingdom)	6.45		09/15/37	5,562
10	Bristol-Myers Squibb Co.	5.45		05/01/18	10,614
10	GlaxoSmithKline Capital Inc.	5.65		05/15/18	10,611
5	GlaxoSmithKline Capital Inc.	6.375		05/15/38	5,456
54	Merck & Co., Inc.	5.00		06/30/19	54,783
25	Novartis Capital Corp.	4.125		02/10/14	25,761
65	Pfizer Inc.	6.20		03/15/19	71,216
40	Roche Holdings, Inc. - 144A (a)	6.00		03/01/19	42,730
5	Wyeth	5.45		04/01/17	5,229
					237,325
	Property - Casualty Insurers (0.4%)
20	ACE INA Holding Inc.	5.60		05/15/15	20,271
50	Berkshire Hathaway Finance Corp.	5.40		05/15/18	51,617
10	Chubb Corp.(The)	5.75		05/15/18	10,390
30	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	25,634
35	Xlliac Global Funding - 144A (a)	4.80		08/10/10	32,604
					140,516
	Railroads (0.1%)
10	Canadian National Railway Co. (Canada)	5.55		05/15/18	10,465
5	Canadian National Railway Co. (Canada)	5.55		03/01/19	5,190
20	Norfolk Southern Corp. - 144A (a)	5.75		01/15/16	20,743
					36,398
	Real Estate Investment Trusts (0.0%)
15	Simon Property Group, L.P.	6.75		05/15/14	15,087
	Regional Banks (0.1%)
25	U.S. Bancorp	4.20		05/15/14	25,310
	Restaurants (0.1%)
5	McDonald's Corp.	5.00		02/01/19	5,136
10	Yum! Brands, Inc.	6.25		03/15/18	10,306
15	Yum! Brands, Inc.	8.875		04/15/11	16,381
					31,823
	Savings Banks (0.2%)
25	Household Finance Corp.	6.375		10/15/11	25,577
45	Sovereign Bancorp, Inc.	0.842	(e)	03/23/10	41,536
					67,113

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Services to the Health Industry (0.0%)
$20	Medco Health Solutions, Inc.	7.125%	03/15/18	$21,096
	Steel (0.2%)
30	ArcelorMittal (Luxembourg)	6.125	06/01/18	26,293
31	ArcelorMittal (Luxembourg)	9.85	06/01/19	33,509
				59,802
	Telecommunication Equipment (0.0%)
5	Corning Inc.	6.625	05/15/19	5,119
	Tobacco (0.2%)
20	Altria Group Inc.	9.25	08/06/19	22,496
15	BAT International Finance PLC - 144A (United Kingdom) (a)	9.50	11/15/18	17,659
25	Phillip Morris International Inc.	5.65	05/16/18	26,251
				66,406
	Trucks/Construction/Farm Machinery (0.1%)
10	Caterpillar Finance Services Corp. (Series MTN)	4.90	08/15/13	9,971
5	Caterpillar Inc.	7.90	12/15/18	5,777
15	John Deere Capital Corp. (Series MTN)	5.75	09/10/18	15,333
				31,081
	Wireless Telecommunications (0.0%)
15	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	15,256
	Total Corporate Bonds (Cost $4,436,954)			4,486,374
	Foreign Government Obligations (0.4%)
100	Federative Republic of Brazil (Brazil)	6.00	01/17/17	103,150
30	Italian Republic (Italy)	6.875	09/27/23	33,751
10	Republic of Peru (Peru)	7.125	03/30/19	10,725
	Total Foreign Government Obligations (Cost $145,770)			147,626
	U.S. Government Agencies & Obligations (16.1%)
	Financial Conglomerates - FDIC Guaranteed (0.4%)
180	JPMorgan Chase & Co.	2.125	12/26/12	179,239
	U.S. Government Agencies (3.0%)
	Federal National Mortgage Assoc.
250		1.875	04/20/12	251,188
100		5.00	05/11/17	108,771
	Federal Home Loan Mortgage Corp.
150		2.50	01/07/14	148,697

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$120		3.00%		07/28/14	$120,384
125		4.875		06/13/18	134,762
240		5.50		08/23/17	270,404
100		6.75		03/15/31	124,357
					1,158,563
	U.S. Government Obligations (12.7%)
	U.S. Treasury Bonds
300		3.50		02/15/39	259,501
540		5.25		02/15/29	607,501
200		6.00		02/15/26	241,281
813		6.25		08/15/23	990,590
	U.S. Treasury Notes
800		0.875		02/28/11	799,690
150		0.875		03/31/11	149,842
1,900		1.50		10/31/10	1,921,673
					4,970,078
	Total U.S. Government Agencies & Obligations (Cost $6,378,492)				6,307,880
	Asset-Backed Securities (0.1%)
	Finance/Rental/Leasing
	Capital Auto Receivables Assets Trust
27	2007-SN1 A3B	0.379	(e)	07/15/10	26,525
	Capital One Auto Finance Trust
12	2006-C A3A	5.07		07/15/11	12,420
	Total Asset-Backed Securities (Cost $39,370)				38,945
	Mortgage-Backed Securities (0.3%)
	Federal Home Loan Mortgage Corp. (0.0%)
42		7.50		09/01/25 - 08/01/31	14,429
	Federal National Mortgage Assoc. (0.3%)
42		7.50		11/01/30 - 01/01/31	31,096
65		8.00		04/01/31 - 10/01/31	70,584
					101,680
	Government National Mortgage Assoc. (0.0%)
11		7.50		08/15/23 - 08/15/29	11,987
	Total Mortgage-Backed Securities (Cost $123,251)				128,096

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF CONTRACTS				VALUE
	Call Options Purchased (0.0%)
22	EURO$ 2YR MID-CRV FUTURES September/2009 @ 97.75 (Cost $17,021)			$2,200
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (3.5%)
	U.S. Government Obligation (0.3%)
$100	U.S. Treasury Bill (c)(d) (Cost $99,899)	0.27%	11/12/09	99,899

NUMBER OF SHARES (000)
	Investment Company (h) (3.2%)
1,265	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $1,264,867)	1,264,867
	Total Short-Term Investments (Cost $1,364,766)	1,364,766

Total Investments (Cost $42,862,448) (f)(i)	99.7%	39,053,498
Other Assets in Excess of Liabilities	0.3	101,456
Total Written Options Outstanding (premium received $2,164)	0.0	(113)
Net Assets	100.0%	$39,154,841

  ADR  American Depositary Receipt.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Non-income producing security.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts.

  (d)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (e)  Floating Rate security, rate shown is the rate in effect at June 30, 2009.

  (f)  Securities have been designated as collateral in connection with open futures, option and swap contracts.

  (g)  Securities with a total market value equal to $97,052 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurement may be level 2 measurement if observable inputs are available. See Note 7.

  (h)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (i)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

aggregate gross unrealized appreciation is $1,693,136 and the aggregate gross unrealized depreciation is $5,502,086 resulting in net unrealized depreciation of $3,808,950.

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
17	Long	U.S. Treasury Notes 5 Year, September 2009	$1,950,219	$(6,543)
5	Long	U.S. Treasury Notes 2 Year, September 2009	1,081,094	(1,980)
2	Long	90 Day Euro$ March 2011	486,775	(1,397)
2	Long	90 Day Euro$ June 2011	485,100	(1,680)
2	Long	90 Day Euro$ September 2011	483,600	(1,935)
2	Long	90 Day Euro$ December 2011	482,200	(2,045)
5	Short	U.S. Treasury Notes 10 Year, September 2009	(581,328)	506
13	Short	U.S. Treasury Bonds 30 Year, September 2009	(1,512,672)	(20,542)
Net Unrealized Depreciation				$(35,616)

OPTIONS WRITTEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
18	EURO$ 2YR MID-CRV FUTURES	$98.50	September 2009	$2,164	$113

See Notes to Financial Statements

Balanced

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

CREDIT DEFAULT SWAP CONTRACT OPEN AT JUNE 30, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION+
								(unaudited)
Bank of America, N.A. Sealed Air Corp.	Buy	$10	1.12%	March 20, 2018	$34	—	$34	BB+

  †  Credit Rating as issued by Standard & Poors.

SUMMARY OF INVESTMENTS

TYPE OF INVESTMENT	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$26,577,611		68.1%
U.S. Government Agencies & Obligations	6,307,880		16.1
Corporate Bonds	4,486,374		11.5
Short-Term Investments	1,364,766		3.5
Mortgage-Backed Securities	128,096		0.3
Asset-Backed Securities	38,945		0.1
Foreign Government Obligations	147,626		0.4
Call Options Purchased	2,200		0.0
	$39,053,498	^	100.0%

  ^  Does not include open long/short futures contracts with an underlying face amount of $7,062,988 with unrealized depreciation of $35,616. Also does not include open swap contracts with an unrealized appreciation of $34 and options written with a value of $113.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (101.6%) Australia (5.2%)
	Electric Utilities
76,878	SP Ausnet (b)	$47,568
	Industrial
252,000	ConnectEast Group (b)	61,586
	Investment Trusts/Mutual Funds
353,198	Macquarie Infrastructure Group (b)	405,638
	Other Transportation
240,450	Macquarie Airports (b)	439,186
238,945	Transurban Group (b)	795,759
		1,234,945
	Total Australia	1,749,737
	Austria (0.2%)
	Engineering & Construction
2,678	Strabag SE (b)	59,370
	Belgium (0.4%)
	Major Telecommunications
4,453	Belgacom S.A. (b)	142,359
	Shipping
213	Euronav S.A. (b)	3,969
	Total Belgium	146,328
	Bermuda (0.3%)
	Other Transportation
36,000	Cosco Pacific Ltd. (b)	40,401
	Shipping
1,650	Frontline Ltd. (b)	40,820
700	Nordic American Tanker Shipping Ltd.	22,274
		63,094
	Total Bermuda	103,495
	Brazil (3.1%)
	Electric Utilities
50	Companhia Energetica de Minas Gerais (ADR)	672

NUMBER OF SHARES		VALUE
4,485	Companhia Paranaense de Energia - Copel	$62,943
6,000	Electropaulo Metropolitanna S.A.	105,302
		168,917
	Energy
23,000	CESP - Companhia Energetica de Sao Paulo	227,782
	Marine Shipping
1,000	Teekay Shipping Corp.	21,030
	Other Transportation
40,100	Companhia de Concessoes Rodoviarias	633,201
	Total Brazil	1,050,930
	Canada (5.8%)
	Electric Utilities
1,400	Canadian Utilities Ltd.	45,934
	Gas Distributors
30,800	TransCanada Corp.	829,348
	Natural Gas - Pipelines
2,700	AltaGas Income Trust	37,257
	Oil & Gas Pipelines
28,300	Enbridge Inc.	981,978
4,500	Pembina Pipeline Income Fund	57,490
		1,039,468
	Total Canada	1,952,007
	Cayman Islands (0.8%)
	Building Products
255,000	China Shanshui Cement Group (b)	175,933
	Other Transportation
178,000	Hopewell Highway Infrastructure Ltd. (b)	99,906
	Total Cayman Islands	275,839

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	China (5.9%)
	Construction
48,393	China Railway Construction Corp. Ltd. (b)	$74,528
	Construction Materials
12,000	Anhui Conch Cement Co. Ltd. (H Shares) (b)	74,873
	Engineering
345,800	China National Materials Co. Ltd. (b)	284,217
	Major Telecommunications
896,000	China Telecom Corp. Ltd. (H Shares) (b)	443,017
	Manufacturers
48,000	Dongfang Electric Corp. Ltd. (b)	170,713
	Other Transportation
68,000	Beijing Capital International Airport Co. Ltd. (b)	47,517
116,000	Jiangsu Expressway Co. Ltd. (b)	84,987
788,000	Zhejiang Expressway Co., Ltd. (H Shares) (b)	622,443
		754,947
	Specialty Telecommunications
290,000	China Communication Services Corp. Ltd. (b)	178,880
	Total China	1,981,175
	Czech Republic (0.3%)
	Electric Utilities
2,229	CEZ (b)	100,444
	France (5.8%)
	Electric Utilities
13,253	Electricite de France (EDF) (b)	646,273
	Engineering & Construction
1,528	Vinci S.A. (b)	68,577
	Environmental Services
9,224	Suez Environment S.A. (b)	161,756
	Gas Distributors
13,313	GDF Suez (b)	497,347

NUMBER OF SHARES		VALUE
	Other Transportation
4,800	Aeroports de Paris (ADP) (b)	$352,252
	Railroads
6,700	Group Eurotunnel S.A. (b)	38,063
	Transportation
2,652	Societe des Autoroutes Paris-Rhin-Rhone (b)	180,613
	Total France	1,944,881
	Germany (8.0%)
	Construction
1,600	Bauer AG (b)	57,263
	Electric Utilities
25,252	E.ON AG (b)	896,309
17,002	RWE AG (b)	1,342,223
		2,238,532
	Other Transportation
4,332	Fraport AG (b)	185,720
4,748	Hamburger Hafen und Logistik AG (HHLA) (b)	183,307
		369,027
	Total Germany	2,664,822
	Greece (0.1%)
	Construction Materials
1,340	Titan Cement Company S. A. (b)	35,288
	Hong Kong (1.7%)
	Electric Utilities
2,000	China Resources Power Holdings Co., Ltd. (b)	4,427
200	China Resources Power Holdings Co., Ltd. (a)(b)	85
11,500	CLP Holdings Ltd. (b)	76,286
		80,798
	Other Transportation
164,000	China Merchants Holdings International Co. Ltd. (b)	471,513
	Total Hong Kong	552,311

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Italy (9.3%)
	Construction
82,586	Impregilo S.p.A. (b)	$288,076
	Electric Utilities
120,350	Enel S.p.A. (b)	586,309
27,343	Terna - Rete Elettrica National S.p.A. (b)	91,196
		677,505
	Industrial
39,900	Atlantia S.p.A. (b)	735,930
	Investment Managers
6,500	Societa Iniziative Autostradali e Servizi S.p.A. (SIAS) (b)	45,377
	Oil & Gas Pipelines
15,369	Snam Rete Gas S.p.A. (b)	67,608
	Other Transportation
59,219	Autostrade S.p.A. (b)	1,198,488
	Specialty Telecommunications
2,667	Fastweb (a)(b)	62,401
	Utilities
3,313	ACEA S.p.A. (b)	40,482
	Total Italy	3,115,867
	Japan (10.0%)
	Construction
8,000	Toshiba Plant Systerms & Services Corp. (b)	90,560
5,500	Electric Power Development Co., Ltd. (b)	155,865
4,600	Hokkaido Electric Power (b)	86,133
2,000	Kansai Electric Power Co., Inc. (The) (b)	44,136
3,700	Kyushu Electric Power Co., Inc. (b)	79,633
5,000	Tohoku Electric Power Co., Inc. (b)	104,505
6,500	Tokyo Electric Power Co., Inc. (The) (b)	167,076
		727,908
	Engineering & Construction
52,000	Chiyoda Corp. (b)	418,479

NUMBER OF SHARES		VALUE
	Major Telecommunications
13,200	Nippon Telegraph & Telephone Corp. (NTT) (b)	$537,081
	Marine Shipping
129,000	Kamigumi Co., Ltd. (b)	1,085,917
	Miscellaneous Manufacturing
2,600	Kurita Water Industries Ltd. (b)	83,761
	Other Transportation
6,800	Japan Airport Terminal Co., Ltd. (b)	82,279
22,000	Mitsubishi Logistics Corp. (b)	242,493
		324,772
	Warehouse
16,000	Sumitomo Warehouse Co., Ltd. (The) (b)	72,058
	Wireless Telecommunications
8	KDDI Corp. (b)	42,414
33	NTT DoCoMo, Inc. (b)	48,198
		90,612
	Total Japan	3,340,588
	Malaysia (0.6%)
	Electric Utilities
95,800	Tenaga Nasional Berhad (b)	207,794
	Mexico (1.1%)
	Other Transportation
3,700	Grupo Aeroportuario del Pacifico SAB de CV (ADR)	94,942
69,700	Grupo Aeroportuario del Pacifico SAB de CV (B Shares)	177,952
2,000	Grupo Aeroportuario del Sureste SAB de C.V. (ADR)	78,000
	Total Mexico	350,894
	Netherlands (3.9%)
	Mairne Shipping
9,700	Smit International NV (b)	574,929

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Other Transportation
14,307	Koninklijke Vopak NV (b)	$715,637
	Total Netherlands	1,290,566
	New Zealand (0.3%)
	Investment Trusts/Mutual Funds
46,117	Infratil Ltd. (b)	51,647
	Other Transportation
39,696	Auckland International Airport Ltd. (b)	41,174
	Total New Zealand	92,821
	Panama (0.3%)
	Engineering & Construction
4,900	McDermott International, Inc. (a)	99,519
	Portugal (1.6%)
	Electric Utilities
71,740	Energias de Portugal, S.A. (b)	281,484
	Other Transportation
34,116	Brisa (b)	245,581
	Total Portugal	527,065
	Singapore (0.3%)
	Major Telecommunications
47,000	StarHub Ltd. (b)	69,353
	Miscellaneous Commercial Services
24,000	SIA Engineering Co. (b)	46,206
	Total Singapore	115,559
	South Africa (1.1%)
	Major Telecommunications
73,413	Telekom South Africa Ltd. (b)	363,118
	South Korea (0.7%)
	Major Telecommunications
2,090	KT Corp. (b)	60,228
	Telecommunication Equipment
29,060	LG Telecom Ltd. (b)	182,806
	Total South Korea	243,034

NUMBER OF SHARES		VALUE
	Spain (6.8%)
	Electric Utilities
84,013	Iberdola S.A. (b)	$683,256
13,192	Iberdrola Renovables (b)	60,374
		743,630
	Engineering & Construction
32,256	Cintra Concesiones de Infraestructuras de Transporte S.A. (b)	200,601
2,226	Grupo Ferrovial, S.A. (b)	71,635
		272,236
	Other Transportation
67,615	Abertis Infraestructuras S.A. (b)	1,273,562
	Total Spain	2,289,428
	Switzerland (0.7%)
	Major Telecommunications
801	Swisscom AG (b)	246,028
	Turkey (0.3%)
	Gas Distributors
38,176	Aygaz A.S. (b)	89,301
	United Kingdom (4.1%)
	Electric Utilities
21,398	National Grid PLC (b)	192,990
4,291	Scottish & Southern Energy PLC (b)	80,562
		273,552
	Engineering & Construction
17,021	Carillion PLC (b)	70,810
	Gas Distributors
191,568	Centrica PLC (b)	703,955
	Marine Shipping
5,402	Forth Ports PLC (b)	84,538
	Miscellaneous Commercial Services
119,000	BBA Aviation PLC (b)	223,634
	Total United Kingdom	1,356,489

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	United States (21.4%)
	Electric Utilities
61,000	AES Corp. (The)	$708,210
1,200	American Electric Power Co., Inc.	34,668
7,300	CMS Energy Corp. (a)	88,184
10,100	Constellation Energy Group	268,458
1,700	Dominion Resources, Inc.	56,814
4,200	DTE Energy Co.	134,400
3,510	Duke Energy Corp.	51,211
600	Entergy Corp.	46,512
5,100	Exelon Corp. (a)	261,171
1,000	FirstEnergy Corp.	38,750
2,300	FPL Group, Inc.	130,778
1,900	ITC Holdings Corp.	86,184
14,700	NRG Energy, Inc.	381,612
1,000	PG&E Corp.	38,440
11,300	Public Service Enterprise Group Inc.	368,719
2,700	SCANA Corp.	87,669
3,700	Southern Co. (The)	115,292
		2,897,072
	Energy
42,555	Spectra Energy Corp.	720,031
81,800	Williams Companies, Inc. (The)	1,276,898
		1,996,929
	Engineering & Construction
10,100	Dycom Industries, Inc. (a)	111,807
33,500	KBR, Inc.	617,740
		729,547
	Gas Distributors
2,400	Southern Union Co.	44,136
11,700	UGI Corp.	298,233
		342,369
	Major Telecommunications
11,100	Sprint Nextel Corp.	53,391
	Alternative Power Generation
6,000	Ormat Technologies Inc.	241,860
	Oil & Gas Pipelines
42,300	El Paso Corp.	390,429

NUMBER OF SHARES		VALUE
	Oil & Gas Production
5,600	Energen Corp.	$223,440
	Water Utilities
5,100	Aqua America Inc.	91,290
	Wireless Telecommunications
3,800	Leap Wireless International Inc. (a)	125,134
2,300	SBA Communications Corp. (a)	56,442
100	United States Cellular Corp. (a)	3,845
		185,421
	Total United States	7,151,748
	Total Common Stocks (Cost $31,258,083)	33,496,446

Total Investments (Cost $31,258,083) (c)(d)	100.1%	33,496,446
Liabilites in Excess of Other Assets	(0.1)	(22,685)
Net Assets	100.0%	$33,473,761

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value equal to $22,869,074 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (c)  Securities have been designated as collateral in connection with forward foreign currency contracts.

  (d)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,005,435 and the aggregate gross unrealized depreciation is $767,072 resulting in net unrealized appreciation of $2,238,363.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	951,055		$773,003	07/16/09	$(7,596)
	$823,957	BRL	1,616,686	07/16/09	1,455
CAD	692,249		$612,182	07/16/09	(16,988)
	$59,975	CHF	65,051	07/16/09	95
	$346,824	CZK	6,684,849	07/16/09	(14,304)
	$262,548	EUR	189,058	07/16/09	(2,683)
GBP	218,472		$359,107	07/16/09	320
	$72,584	HKD	562,413	07/16/09	5
	$685,440	JPY	66,254,591	07/16/09	(2,440)
	$434,895	KRW	549,360,000	07/16/09	3,238
	$299,689	MXN	4,017,175	07/16/09	(4,628)
	$443,256	MYR	1,568,595	07/16/09	(2,729)
NOK	784,214		$122,149	07/16/09	(243)
	$25,167	NZD	39,636	07/16/09	(383)
	$33,881	SGD	49,410	07/16/09	(227)
	$139,903	TRY	217,688	07/16/09	(798)
	$326,025	ZAR	2,606,896	07/16/09	(10,869)
Net Unrealized Depreciation					$(58,775)

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

CHF  Swiss Franc.

CLP  Chilean Peso.

CZK  Czech Republic Koruna.

DKK  Danish Krone.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

JPY  Japanese Yen.

KRW  South Korean Won.

MXN  Mexican New Peso.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

TRY  Turkish Lira.

See Notes to Financial Statements

Global Infrastructure

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Electric Utilities	$8,409,503	25.1%
Other Transportation	8,106,300	24.2
Gas Distributors	2,462,320	7.4
Energy	2,224,711	6.6
Major Telecommunications	1,914,575	5.7
Marine Shipping	1,766,414	5.3
Engineering & Construction	1,718,538	5.1
Oil & Gas Pipelines	1,497,505	4.5
Construction	1,147,775	3.4
Industrial	797,516	2.4
Investment Trust/Mutual Funds	457,285	1.4
Engineering	284,217	0.9
Wireless Telecommunications	276,033	0.8
Miscellaneous Commercial Services	269,840	0.8
Alternative Power Generation	241,860	0.7
Specialty Telecommunications	241,281	0.7

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil & Gas Production	$223,440		0.7%
Telecommunications Equipment	182,806		0.6
Transportation	180,613		0.5
Building Products	175,933		0.5
Manufacturers	170,713		0.5
Environmental Services	161,756		0.5
Construction Materials	110,161		0.3
Water Utilities	91,290		0.3
Miscellaneous Manufacturing	83,761		0.3
Warehouse	72,058		0.2
Shipping	67,063		0.2
Investment Managers	45,377		0.1
Utilities	40,482		0.1
Railroads	38,063		0.1
Natural Gas - Pipelines	37,257		0.1
	$33,496,446	^	100.0%

^  Does not include open forward foreign currency contracts with net unrealized depreciation of $58,775.

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.6%)
	Aerospace & Defense (4.0%)
17,070	Boeing Co.	$725,475
10,820	L-3 Communications Holdings, Inc.	750,692
21,708	Northrop Grumman Corp.	991,621
25,100	Raytheon Co.	1,115,193
		3,582,981
	Agricultural Commodities/ Milling (2.1%)
32,340	Bunge Ltd. (Bermuda)	1,948,485
	Apparel/Footwear (2.2%)
21,320	Nike, Inc. (Class B)	1,103,950
16,349	V.F. Corp.	904,917
		2,008,867
	Apparel/Footwear Retail (1.7%)
95,730	Gap, Inc. (The)	1,569,972
	Biotechnology (1.4%)
23,250	Amgen Inc. (a)	1,230,855
	Chemicals: Agricultural (1.4%)
17,213	Monsanto Co.	1,279,614
	Computer Processing Hardware (3.7%)
12,320	Apple Inc. (a)	1,754,738
40,860	Hewlett-Packard Co.	1,579,239
		3,333,977
	Contract Drilling (2.1%)
25,810	Transcocean, Ltd. (Switzerland) (a)	1,917,425
	Drugstore Chains (2.0%)
57,373	CVS/Caremark Corp.	1,828,478
	Electric Utilities (4.1%)
19,259	Exelon Corp.	986,253
15,820	FirstEnergy Corp.	613,025
64,020	Public Service Enterprise Group Inc.	2,088,973
		3,688,251

NUMBER OF SHARES		VALUE
	Engineering & Construction (3.0%)
33,500	Fluor Corp.	$1,718,215
23,030	Jacobs Engineering Group, Inc. (a)	969,333
		2,687,548
	Financial Conglomerates (2.0%)
52,160	JPMorgan Chase & Co.	1,779,178
	Hotels/Resorts/Cruiselines (1.0%)
64,480	Royal Caribbean Cruises Ltd. (Liberia)	873,059
	Household/Personal Care (1.0%)
18,072	Procter & Gamble Co. (The)	923,479
	Industrial Conglomerates (4.1%)
161,289	General Electric Co.	1,890,307
35,849	United Technologies Corp.	1,862,714
		3,753,021
	Industrial Machinery (0.8%)
16,730	Eaton Corp.	746,325
	Information Technology Services (3.2%)
23,360	Computer Sciences Corp. (a)	1,034,848
18,160	International Business Machines Corp.	1,896,267
		2,931,115
	Integrated Oil (7.5%)
13,300	BP PLC (ADR) (United Kingdom)	634,144
26,230	Chevron Corp.	1,737,738
21,150	ConocoPhillips	889,569
32,311	Exxon Mobil Corp.	2,258,862
43,370	Marathon Oil Corp.	1,306,738
		6,827,051
	Internet Retail (1.4%)
58,050	GameStop Corp. (Class A) (a)	1,277,681
	Internet Software/ Services (1.7%)
3,694	Google Inc. (Class A) (a)	1,557,353

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (1.6%)
9,653	Goldman Sachs Group, Inc. (The)	$1,423,238
	Life/Health Insurance (2.6%)
40,140	Aflac, Inc.	1,247,953
36,832	MetLife, Inc.	1,105,328
		2,353,281
	Major Banks (3.0%)
155,060	Bank of America Corp.	2,046,792
26,980	Wells Fargo & Co.	654,535
		2,701,327
	Major Telecommunications (2.0%)
72,336	AT&T Inc.	1,796,826
	Managed Health Care (3.6%)
58,590	UnitedHealth Group Inc.	1,463,578
36,150	WellPoint Inc. (a)	1,839,673
		3,303,251
	Media Conglomerates (2.0%)
77,320	Disney (Walt) Co. (The)	1,803,876
	Oil Refining/Marketing (1.7%)
88,950	Valero Energy Corp.	1,502,366
	Oilfield Services/ Equipment (1.3%)
56,460	Halliburton Co.	1,168,722
	Packaged Software (5.4%)
128,523	Microsoft Corp.	3,054,992
83,760	Oracle Corp.	1,794,139
		4,849,131
	Pharmaceuticals: Generic Drugs (2.2%)
60,600	Watson Pharmaceuticals, Inc. (a)	2,041,614
	Pharmaceuticals: Major (8.0%)
7,689	Johnson & Johnson	436,735
80,240	Merck & Co., Inc.	2,243,510

NUMBER OF SHARES		VALUE
159,314	Pfizer, Inc.	$2,389,710
47,859	Wyeth	2,172,320
		7,242,275
	Property - Casualty Insurers (3.7%)
20,860	ACE Ltd. (Switzerland)	922,638
60,990	Allstate Corp. (The)	1,488,156
23,730	Travelers Companies, Inc. (The)	973,879
		3,384,673
	Pulp & Paper (1.1%)
63,470	International Paper Co.	960,301
	Railroads (1.9%)
49,140	CSX Corp.	1,701,718
	Restaurants (2.2%)
35,210	McDonald's Corp.	2,024,223
	Specialty Telecommunications (0.0%)
439	FairPoint Communications, Inc.	263
	Steel (1.2%)
30,350	United States Steel Corp.	1,084,709
	Tobacco (4.4%)
74,479	Altria Group, Inc.	1,220,711
64,529	Philip Morris International Inc.	2,814,755
		4,035,466
	Trucks/Construction/ Farm Machinery (1.3%)
34,420	Caterpillar Inc.	1,137,237
	Total Common Stocks (Cost $108,315,791)	90,259,212

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (b) (0.4%)
	Investment Company
330	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $330,050)	$330,050

Total Investments (Cost $108,645,841) (c)	100.0%	90,589,262
Other Assets in Excess of Liabilities	0.0	1,546
Net Assets	100.0%	$90,590,808

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  See Note 4 to the financial statements regarding investments in Morgan Stanley Liquidity Funds - Money Market Portfolio - Institutional Class.

  (c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,542,073 and the aggregate gross unrealized depreciation is $23,598,652, resulting in net unrealized depreciation of $18,056,579.

See Notes to Financial Statements

Dividend Growth

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals: Major	$7,242,275	8.0%
Integrated Oil	6,827,051	7.5
Packaged Software	4,849,131	5.3
Tobacco	4,035,466	4.5
Industrial Conglomerates	3,753,021	4.1
Electric Utilities	3,688,251	4.1
Aerospace & Defense	3,582,981	4.0
Property - Casualty Insurers	3,384,673	3.7
Computer Processing Hardware	3,333,977	3.7
Managed Health Care	3,303,251	3.6
Information Technology Services	2,931,115	3.2
Major Banks	2,701,327	3.0
Engineering & Construction	2,687,548	3.0
Life/Health Insurance	2,353,281	2.6
Pharmaceuticals: Generic Drugs	2,041,614	2.2
Restaurants	2,024,223	2.2
Apparel/Footwear	2,008,867	2.2
Agricultural Commodities/ Milling	1,948,485	2.1
Contract Drilling	1,917,425	2.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Drugstore Chains	$1,828,478	2.0%
Media Conglomerates	1,803,876	2.0
Major Telecommunications	1,796,826	2.0
Financial Conglomerates	1,779,178	2.0
Railroads	1,701,718	1.9
Apparel/Footwear Retail	1,569,972	1.7
Internet Software/Services	1,557,353	1.7
Oil Refining/Marketing	1,502,366	1.7
Investment Banks/Brokers	1,423,238	1.6
Chemicals: Agricultural	1,279,614	1.4
Internet Retail	1,277,681	1.4
Biotechnology	1,230,855	1.4
Oilfield Services/ Equipment	1,168,722	1.3
Trucks/Construction/ Farm Machinery	1,137,237	1.3
Steel	1,084,709	1.2
Pulp & Paper	960,301	1.1
Household/Personal Care	923,479	1.0
Hotels/Resorts/Cruiselines	873,059	1.0
Industrial Machinery	746,325	0.8
Investment Company	330,050	0.4
Specialty Telecommunications	263	0.0
	$90,589,262	100.0%

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.6%)
	Advertising/Marketing Services (0.4%)
32,139	Interpublic Group of Companies, Inc. (The) (a)	$162,302
4,982	Omnicom Group, Inc.	157,332
		319,634
	Aerospace (0.2%)
3,996	ITT Corp.	177,822
	Aerospace & Defense (1.9%)
3,344	Boeing Co.	142,120
7,062	FLIR Systems, Inc. (a)	159,319
3,048	General Dynamics Corp.	168,829
3,403	Goodrich Corp.	170,048
2,496	L-3 Communications Holdings, Inc.	173,172
1,961	Lockheed Martin Corp.	158,155
3,799	Northrop Grumman Corp.	173,538
2,226	Precision Castparts Corp.	162,565
3,563	Raytheon Co.	158,304
3,985	Rockwell Collins, Inc.	166,294
		1,632,344
	Agricultural Commodities/ Milling (0.2%)
6,561	Archer-Daniels-Midland Co.	175,638
	Air Freight/Couriers (0.9%)
3,547	C.H. Robinson Worldwide, Inc.	184,976
5,423	Expeditors International of Washington, Inc.	180,803
3,478	FedEx Corp.	193,446
3,718	United Parcel Service, Inc. (Class B)	185,863
		745,088
	Airlines (0.2%)
26,955	Southwest Airlines Co.	181,407
	Aluminum (0.2%)
14,722	Alcoa, Inc.	152,078

NUMBER OF SHARES		VALUE
	Apparel/Footwear (0.8%)
6,172	Coach, Inc. (a)	$165,903
2,968	Nike, Inc. (Class B)	153,683
3,098	Polo Ralph Lauren Corp.	165,867
3,020	V.F. Corp.	167,157
		652,610
	Apparel/Footwear Retail (1.0%)
6,881	Abercrombie & Fitch Co. (Class A)	174,709
10,686	Gap, Inc. (The)	175,250
13,678	Limited Brands, Inc.	163,726
8,430	Nordstrom, Inc.	167,673
5,249	TJX Companies, Inc. (The)	165,134
		846,492
	Auto Parts: O.E.M. (0.2%)
7,862	Johnson Controls, Inc.	170,763
	Automotive Aftermarket (0.2%)
14,635	Goodyear Tire & Rubber Co. (The) (a)	164,790
	Beverages: Alcoholic (0.6%)
3,682	Brown-Forman Corp. (Class B)	158,252
13,789	Constellation Brands Inc. (Class A) (a)	174,845
3,856	Molson Coors Brewing Co. (Class B)	163,224
		496,321
	Beverages: Non-Alcoholic (1.0%)
3,666	Coca-Cola Co. (The)	175,931
9,238	Coca-Cola Enterprises Inc.	153,813
8,012	Dr Pepper Snapple Group Inc.	169,774
5,359	Pepsi Bottling Group, Inc. (The)	181,349
3,320	PepsiCo, Inc.	182,467
		863,334
	Biotechnology (1.6%)
3,419	Amgen Inc. (a)	181,002
3,459	Biogen Idec Inc. (a)	156,174
3,449	Celgene Corp. (a)	165,000
3,016	Cephalon, Inc. (a)	170,856

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
2,943	Genzyme Corp. (a)	$163,837
3,444	Gilead Sciences, Inc. (a)	161,317
4,115	Life Technologies Corp	171,678
2,621	Millipore Corp. (a)	184,020
		1,353,884
	Building Products (0.2%)
19,270	Masco Corp.	184,607
	Cable/Satellite TV (0.8%)
12,904	Comcast Corp. (Class A)	186,979
7,558	DIRECTV Group, Inc. (The) (a)	186,758
6,004	Scripps Networks Interactive (Class A)	167,092
5,460	Time Warner Cable	172,918
		713,747
	Casino/Gaming (0.4%)
11,008	International Game Technology	175,027
4,378	Wynn Resorts, Ltd. (a)	154,543
		329,570
	Chemicals: Agricultural (0.4%)
2,059	CF Industries Holdings, Inc.	152,654
2,005	Monsanto Co.	149,052
		301,706
	Chemicals: Major Diversified (0.8%)
10,974	Dow Chemical Co. (The)	177,120
7,168	Du Pont (E.I.) de Nemours & Co.	183,644
4,225	Eastman Chemical Co.	160,128
5,512	International Flavors & Fragrances, Inc.	180,353
		701,245
	Chemicals: Specialty (0.6%)
2,521	Air Products & Chemicals, Inc.	162,831
2,481	Praxair, Inc.	176,325
3,756	Sigma-Aldrich Corp.	186,147
		525,303

NUMBER OF SHARES		VALUE
	Coal (0.6%)
4,455	CONSOL Energy, Inc.	$151,292
8,159	Massey Energy Co.	159,427
5,701	Peabody Energy Corp.	171,942
		482,661
	Commercial Printing/Forms (0.2%)
14,127	Donnelley (R.R.) & Sons Co.	164,156
	Computer Communications (0.6%)
9,460	Cisco Systems, Inc. (a)	176,334
7,984	Juniper Networks, Inc. (a)	188,422
12,582	QLogic Corp. (a)	159,540
		524,296
	Computer Peripherals (0.6%)
12,361	EMC Corp. (a)	161,929
10,618	Lexmark International, Inc. (Class A) (a)	168,295
8,324	NetApp, Inc.	164,149
6,322	Western Digital	167,533
5,600	Seagate Technology Inc. (Escrow) (d)(a)	0
		661,906
	Computer Processing Hardware (0.8%)
1,221	Apple Inc. (a)	173,907
13,468	Dell Inc. (a)	184,916
4,366	Hewlett-Packard Co.	168,746
19,518	Sun Microsytems (a)	179,956
		707,525
	Construction Materials (0.2%)
3,716	Vulcan Materials Co.	160,160
	Containers/Packaging (1.0%)
4,270	Ball Corp.	192,833
6,713	Bemis Company, Inc.	169,168
6,366	Owens-Illinois, Inc. (a)	178,312
7,939	Pactiv Corp. (a)	172,276
9,073	Sealed Air Corp.	167,397
		879,986

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Contract Drilling (0.8%)
1,933	Diamond Offshore Drilling, Inc.	$160,536
4,536	ENSCO International Inc.	158,170
10,198	Nabors Industries, Ltd. (Bermuda) (a)	158,885
8,804	Rowan Companies, Inc.	170,093
		647,684
	Data Processing Services (1.6%)
3,639	Affiliated Computer Services, Inc. (Class A) (a)	161,644
5,016	Automatic Data Processing, Inc.	177,767
20,201	Convergys Corp. (a)	187,465
9,057	Fidelity National Information Services, Inc.	180,778
3,909	Fiserv, Inc. (a)	178,641
6,034	Paychex, Inc.	152,057
13,457	Total System Services, Inc.	180,189
11,090	Western Union Co.	181,876
		1,400,417
	Department Stores (0.6%)
3,702	Kohl's Corp. (a)	158,261
14,218	MACY'S Inc.	167,204
6,088	Penney (J.C.) Co., Inc.	174,786
		500,251
	Discount Stores (1.2%)
8,843	Big Lots, Inc. (a)	185,968
3,881	Costco Wholesale Corp.	177,362
5,580	Family Dollar Stores, Inc.	157,914
2,724	Sears Holdings Corp. (a)	181,200
4,373	Target Corp.	172,602
3,715	Wal-Mart Stores, Inc.	179,955
		1,055,001
	Drugstore Chains (0.4%)
5,213	CVS/Caremark Corp.	166,138
5,649	Walgreen Co.	166,081
		332,219

NUMBER OF SHARES		VALUE
	Electric Utilities (5.9%)
16,610	AES Corp. (The) (a)	$192,842
6,103	Allegheny Energy, Inc. (a)	156,542
7,436	Ameren Corp.	185,082
6,308	American Electric Power Co., Inc.	182,238
15,064	CenterPoint Energy, Inc.	166,909
14,853	CMS Energy Corp.	179,424
4,865	Consolidated Edison, Inc.	182,048
6,638	Constellation Energy Group	176,438
4,949	Dominion Resources, Inc.	165,396
5,718	DTE Energy Co.	182,976
12,420	Duke Energy Corp.	181,208
5,116	Edison International	160,949
2,328	Entergy Corp.	180,467
3,242	Exelon Corp.	166,023
4,639	FirstEnergy Corp.	179,761
2,838	FPL Group, Inc.	161,369
6,221	Integrys Energy Group, Inc.	186,568
8,146	Northeast Utilities	181,737
12,258	Pepco Holdings, Inc.	164,748
4,746	PG&E Corp.	182,436
5,576	Pinnacle West Capital Corp.	168,116
5,425	PPL Corp.	178,808
4,846	Progress Energy, Inc.	183,324
5,603	Public Service Enterprise Group Inc.	182,826
5,172	SCANA Corp.	167,935
5,290	Southern Co. (The)	164,836
13,540	TECO Energy, Inc.	161,532
4,025	Wisconsin Energy Corp.	163,858
8,941	Xcel Energy, Inc.	164,604
		5,051,000
	Electrical Products (0.6%)
5,520	Cooper Industries Ltd. (Class A) (Bermuda)	171,396
5,463	Emerson Electric Co.	177,001
11,444	Molex Inc.	177,954
		526,351

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electronic Components (1.0%)
5,655	Amphenol Corporation (Class A)	$178,924
11,698	Corning Inc.	187,870
23,641	Jabil Circuit, Inc.	175,416
8,802	MEMC Electronic Materials, Inc. (a)	156,764
12,302	SanDisk Corp. (a)	180,716
		879,690
	Electronic Equipment/ Instruments (0.6%)
8,579	Agilent Technologies, Inc. (a)	174,239
30,754	JDS Uniphase Corp. (a)	175,913
26,556	Xerox Corp. (a)	172,083
		522,235
	Electronic Production Equipment (0.8%)
14,748	Applied Materials, Inc.	161,786
6,524	KLA-Tencor Corp.	164,731
10,762	Novellus Systems, Inc. (a)	179,725
24,537	Teradyne, Inc. (a)	168,324
		674,566
	Electronics/Appliance Stores (0.4%)
5,206	Best Buy Co., Inc.	174,349
12,859	RadioShack Corp.	179,512
		353,861
	Electronics/Appliances (0.6%)
56,820	Eastman Kodak Co.	168,187
8,845	Harman International Industries, Inc.	166,286
3,736	Whirlpool Corp.	159,004
		493,477
	Engineering & Construction (0.4%)
3,222	Fluor Corp.	165,256
7,531	Quantra Services, Inc. (a)	174,192
3,831	Jacobs Engineering Group, Inc. (a)	161,247
		500,695

NUMBER OF SHARES		VALUE
	Environmental Services (0.4%)
7,380	Republic Services, Inc.	$180,146
6,342	Waste Management, Inc.	178,591
		358,737
	Finance/Rental/Leasing (1.2%)
7,253	Capital One Financial Corp.	158,696
62,524	CIT Group, Inc.	134,427
17,376	Discover Financial Services	178,452
1,003	Mastercard Inc. Class A (a)	167,812
5,519	Ryder System, Inc.	154,090
18,508	SLM Corp.	190,077
		983,554
	Financial Conglomerates (1.2%)
7,264	American Express Co.	168,815
51,084	Citigroup, Inc. (Note 4)	151,719
4,627	JPMorgan Chase & Co.	157,827
8,136	Leucadia National Corp. (a)	171,588
9,421	Principal Financial Group, Inc.	177,492
4,238	Prudential Financial, Inc.	157,738
		985,179
	Financial Publishing/ Services (0.8%)
2,234	Dun & Bradstreet Corp. (a)	181,423
6,855	Equifax, Inc.	178,916
5,455	McGraw-Hill Companies, Inc. (The)	164,250
6,219	Moody's Corp.	163,871
		688,460
	Food Distributors (0.2%)
6,838	SYSCO Corp.	153,718
	Food Retail (0.7%)
7,546	Kroger Co. (The)	166,389
7,737	Safeway Inc.	157,603
11,256	SUPERVALU, Inc.	145,765
8,887	Whole Foods Market, Inc.	168,675
		638,432

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (1.5%)
6,264	Campbell Soup Co.	$184,287
8,632	ConAgra Foods Inc.	164,526
3,270	General Mills, Inc.	183,185
4,420	Heinz (H.J.) Co.	157,794
3,969	Kellogg Co.	184,836
7,043	Kraft Foods Inc. (Class A)	178,470
19,755	Sara Lee Corp.	192,809
		1,245,907
	Food: Meat/Fish/Dairy (0.6%)
8,711	Dean Foods Co.	167,164
5,190	Hormel Foods Corp.	179,263
13,971	Tyson Foods, Inc. (Class A)	176,174
		522,601
	Food: Specialty/Candy (0.6%)
4,657	Hershey Foods Co. (The)	167,652
5,029	McCormick & Co., Inc. (Non-Voting)	163,593
3,732	Smucker (J.M.) Co.	181,599
		512,844
	Forest Products (0.2%)
5,605	Weyerhaeuser Co.	170,560
	Gas Distributors (1.4%)
77,097	Dynegy, Inc. (Class A) (a)	175,010
4,929	EQT Corp.	172,071
4,654	Nicor Inc.	161,121
14,242	NiSource, Inc.	166,062
4,883	Questar Corp.	151,666
3,664	Sempra Energy	181,844
9,814	Spectra Energy Corp.	166,053
		1,173,827
	Home Building (1.0%)
19,187	Centex Corp.	162,322
19,061	D.R. Horton, Inc.	178,411
12,075	KB Home	165,186
22,976	Lennar Corp. (Class A)	222,637
18,444	Pulte Homes, Inc.	162,861
		891,417

NUMBER OF SHARES		VALUE
	Home Furnishings (0.4%)
10,949	Leggett & Platt, Inc.	$166,753
16,759	Newell Rubbermaid, Inc.	174,461
		341,214
	Home Improvement Chains (0.8%)
5,374	Fastenal Co.	178,256
7,609	Home Depot, Inc. (The)	179,801
9,530	Lowe's Companies, Inc.	184,977
3,022	Sherwin-Williams Co.	162,433
		705,467
	Hospital/Nursing Management (0.2%)
58,252	Tenet Healthcare Corp. (a)	164,271
	Hotels/Resorts/Cruiselines (0.8%)
6,441	Carnival Corp. (Panama) (Units) (c)	165,985
7,339	Marriott International, Inc. (Class A)	161,971
7,150	Starwood Hotels & Resorts Worldwide, Inc.	158,730
13,166	Wyndham Worldwide Corp. (a)	159,572
		646,258
	Household/Personal Care (1.2%)
6,258	Avon Products, Inc.	161,331
2,888	Clorox Co. (The)	161,237
2,357	Colgate-Palmolive Co.	166,734
5,151	Estee Lauder Companies, Inc. (The) (Class A)	168,283
3,532	Kimberly-Clark Corp.	185,183
3,534	Procter & Gamble Co. (The)	180,587
		1,023,355
	Industrial Conglomerates (1.4%)
2,742	3M Co.	164,794
2,924	Danaher Corp.	180,528
13,684	General Electric Co. (b)	160,376
5,082	Honeywell International, Inc.	159,575
18,664	Textron, Inc.	180,294
3,124	United Technologies Corp.	162,323
		1,007,890

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Industrial Machinery (1.0%)
3,743	Eaton Corp.	$166,975
2,328	Flowserve Corp. (a)	162,518
4,667	Illinois Tool Works Inc.	174,266
3,811	Parker Hannifin Corp.	163,721
5,617	Rockwell Automation, Inc.	180,418
		847,898
	Industrial Specialties (0.4%)
4,310	Ecolab Inc.	168,047
3,759	PPG Industries, Inc.	165,020
		333,067
	Information Technology Services (1.0%)
5,520	Citrix Systems, Inc. (a)	176,033
6,961	Cognizant Technology Solutions Corp. (Class A) (a)	185,859
4,078	Computer Sciences Corp. (a)	180,655
1,529	International Business Machines Corp.	159,658
7,038	Teradata Corp	164,900
		867,105
	Insurance Brokers/ Services (0.4%)
4,756	AON Corp.	180,110
7,830	Marsh & McLennan Companies, Inc.	157,618
		337,728
	Integrated Oil (1.2%)
2,629	Chevron Corp.	174,171
3,768	ConocoPhillips	158,482
2,279	Exxon Mobil Corp.	159,325
3,043	Hess Corp.	163,561
5,637	Marathon Oil Corp.	169,843
3,257	Murphy Oil Corp.	176,920
		1,002,302
	Internet Retail (0.4%)
2,157	Amazon.com, Inc. (a)	180,455
7,798	Gamestop Corp (Class A) (a)	171,634
		352,089

NUMBER OF SHARES		VALUE
	Internet Software/Services (0.8%)
8,722	Akamai Technologies, Inc. (a)	$167,288
421	Google Inc. (Class A) (a)	177,489
8,706	VeriSign, Inc. (a)	160,887
11,328	Yahoo! Inc. (a)	177,396
		683,060
	Investment Banks/Brokers (1.8%)
6,821	Ameriprise Financial, Inc.	165,546
495	CME Group Inc.	153,999
140,933	E*TRADE Group, Inc. (a)	180,394
1,251	Goldman Sachs Group, Inc. (The)	184,447
1,553	intercontinental Exchange, Inc.	177,415
5,729	Morgan Stanley (Note 4)	163,334
7,649	Nasdaq Stock Market Inc. (a)	163,000
6,318	NYSE Euronext	172,166
9,988	Schwab (Charles) Corp. (The)	175,190
		1,535,491
	Investment Managers (1.4%)
7,314	Federated Investors, Inc. (Class B)	176,194
2,440	Franklin Resources, Inc.	175,704
10,175	INVESCO LTD	181,319
13,853	Janus Capital Group, Inc.	157,924
6,756	Legg Mason, Inc.	164,711
4,234	Price (T.) Rowe Group, Inc.	176,431
3,732	State Street Corp.	176,150
		1,208,433
	Life/Health Insurance (1.2%)
5,756	AFLAC, Inc.	178,954
23,815	Genworth Financial Inc. (Class A)	166,467
9,605	Lincoln National Corp.	165,302
5,191	MetLife, Inc.	155,782
4,387	Torchmark Corp.	162,494
11,095	UnumProvident Corp.	175,967
		1,004,966

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Major Banks (2.1%)
12,250	Bank of America Corp.	$161,700
6,046	Bank of New York Mellon Corp.	177,208
7,377	BB&T Corp.	162,146
7,708	Comerica, Inc.	163,024
39,424	Huntington Bancshares, Inc.	164,792
29,486	KeyCorp	154,507
4,031	PNC Financial Services Group	156,443
39,210	Regions Financial Corp.	158,408
11,001	SunTrust Banks, Inc.	180,966
9,445	U.S. Bancorp	169,254
7,400	Wells Fargo & Co.	179,524
		1,827,972
	Major Telecommunications (0.8%)
6,736	AT&T Inc.	167,322
36,086	Sprint Nextel Corp.	173,574
6,034	Verizon Communications, Inc.	185,425
		526,321
	Managed Health Care (1.2%)
6,254	Aetna, Inc.	156,663
6,416	CIGNA Corp.	154,561
9,526	Coventry Health Care, Inc. (a)	178,231
5,267	Humana, Inc. (a)	169,913
6,368	UnitedHealth Group Inc.	159,073
3,555	WellPoint Inc. (a)	180,914
		999,355
	Media Conglomerates (0.9%)
22,063	CBS Corp. (Class B)	152,676
7,191	Disney (Walt) Co. (The)	167,766
16,975	News Corp. (Class A)	154,642
6,439	Time Warner, Inc.	162,198
6,954	Viacom Inc. (Class B) (a)	157,856
		795,138
	Medical Distributors (0.8%)
8,806	AmerisourceBergen Corp.	156,218
5,113	Cardinal Health, Inc.	156,202

NUMBER OF SHARES		VALUE
4,012	McKesson Corp.	$176,528
7,808	Patterson Companies, Inc. (a)	169,434
		658,382
	Medical Specialties (3.2%)
2,407	Bard (C.R.), Inc.	179,201
3,482	Baxter International, Inc.	184,407
2,341	Becton, Dickinson & Co.	166,937
17,190	Boston Scientific Corp. (a)	174,307
5,960	DENTSPLY International, Inc.	181,899
4,434	Hospira, Inc. (a)	170,798
1,005	Intuitive Surgical, Inc. (a)	164,478
4,839	Medtronic, Inc.	168,833
6,353	Pall Corp.	168,736
9,002	PerkinElmer, Inc.	156,635
4,472	St. Jude Medical, Inc. (a)	183,799
3,992	Stryker Corp.	158,642
4,326	Thermo Fisher Scientific, Inc. (a)	176,371
4,505	Varian Medical Systems, Inc. (a)	158,306
3,301	Waters Corp. (a)	169,902
3,918	Zimmer Holdings, Inc. (a)	166,907
		2,730,158
	Medical/Nursing Services (0.2%)
3,718	DaVita, Inc. (a)	183,892
	Miscellaneous Commercial Services (0.4%)
7,226	Cintas Corp.	165,042
5,949	Iron Mountain Inc. (a)	171,034
		336,076
	Miscellaneous Manufacturing (0.2%)
5,005	Dover Corp.	165,615
	Motor Vehicles (0.4%)
31,292	Ford Motor Co. (a)	189,942
10,189	Harley-Davidson, Inc.	165,164
		355,106

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Multi-Line Insurance (0.3%)
108,775	American International Group, Inc.	$126,179
13,113	Hartford Financial Services Group, Inc. (The) (Note 4)	155,651
		281,830
	Office Equipment/ Supplies (0.4%)
6,242	Avery Dennison Corp.	160,295
8,450	Pitney Bowes, Inc.	185,309
		345,604
	Oil & Gas Pipelines (0.4%)
18,904	El Paso Corp.	174,484
11,205	Williams Companies, Inc. (The)	174,910
		349,394
	Oil & Gas Production (2.5%)
3,930	Anadarko Petroleum Corp.	178,383
2,149	Apache Corp.	155,050
5,624	Cabot Oil & Gas Corp.	172,319
7,774	Chesapeake Energy Corp.	154,158
10,971	Denbury Resources Inc. (a)	161,603
2,906	Devon Energy Corp.	158,377
2,559	EOG Resources, Inc.	173,807
2,975	Noble Energy, Inc.	175,436
2,509	Occidental Petroleum Corp.	165,117
6,239	Pioneer Natural Resources Co. (a)	159,095
3,638	Range Resources Corp.	150,650
4,125	Southwestern Energy Co. (a)	160,256
4,526	XTO Energy Inc.	172,622
		2,136,873
	Oil Refining/Marketing (0.6%)
7,317	Sunoco, Inc.	169,754
11,550	Tesoro Corp.	147,032
10,412	Valero Energy Corp.	175,859
		492,645

NUMBER OF SHARES		VALUE
	Oilfield Services/ Equipment (1.6%)
4,748	Baker Hughes Inc.	$173,017
12,392	BJ Services Co.	168,903
6,351	Cameron International Corp. (a)	179,733
4,316	FMC Technologies, Inc. (a)	162,195
7,553	Halliburton Co.	156,347
4,717	National-Oilwell Varco, Inc. (a)	154,057
3,015	Schlumberger Ltd. (Netherlands Antilles)	163,142
6,751	Smith International, Inc.	173,838
		1,331,232
	Other Consumer Services (1.0%)
2,704	Apollo Group, Inc. (Class A) (a)	192,308
11,637	Block (H&R), Inc.	200,506
3,602	DeVry, Inc. (a)	180,244
9,372	eBay Inc. (a)	160,542
9,774	Expedia, Inc. (a)	147,685
		881,285
	Other Consumer Specialties (0.2%)
4,641	Fortune Brands, Inc.	161,228
	Other Metals/Minerals (0.2%)
18,080	Titanium Metals Corp.	166,155
	Packaged Software (2.4%)
6,117	Adobe Systems, Inc. (a)	173,111
8,714	Autodesk, Inc. (a)	165,392
5,141	BMC Software, Inc. (a)	173,714
9,404	CA Inc.	163,912
23,224	Compuware Corp. (a)	159,317
6,371	Intuit Inc. (a)	179,407
4,403	McAfee Inc. (a)	185,763
6,728	Microsoft Corp. (b)	159,925
34,750	Novell, Inc. (a)	157,418
8,663	Oracle Corp. (a)	185,561
4,484	Salesforce.com Inc. (a)	171,154
11,271	Symantec Corp. (a)	175,377
		2,050,051

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Personnel Services (0.4%)
14,612	Monster Worldwide Inc. (a)	$172,568
7,738	Robert Half International, Inc.	182,772
		355,340
	Pharmaceuticals: Generic Drugs (0.4%)
12,399	Mylan Laboratories, Inc.	161,807
5,124	Watson Pharmaceuticals, Inc. (a)	172,628
		334,435
	Pharmaceuticals: Major (1.7%)
3,403	Abbott Laboratories	160,077
8,697	Bristol-Myers Squibb Co.	176,636
3,191	Johnson & Johnson	181,249
5,309	Lilly (Eli) & Co.	183,904
6,250	Merck & Co., Inc.	174,750
11,932	Pfizer, Inc.	178,980
7,520	Schering-Plough Corp.	188,902
3,981	Wyeth	180,698
		1,425,196
	Pharmaceuticals: Other (0.6%)
3,484	Allergan, Inc.	165,769
7,329	Forest Laboratories, Inc. (a)	184,031
18,209	King Pharmaceuticals, Inc. (a)	175,353
		525,153
	Precious Metals (0.4%)
3,190	Freeport-McMoRan Copper & Gold, Inc.	159,851
4,273	Newmont Mining Corp.	174,638
		334,489
	Property - Casualty Insurers (1.4%)
6,827	Allstate Corp. (The)	166,579
4,030	Chubb Corp. (The)	160,716
7,884	Cincinnati Financial Corp.	176,207
6,525	Loews Corp.	178,785
11,798	Progressive Corp. (The)	178,268

NUMBER OF SHARES		VALUE
3,848	St. Paul Travelers Companies, Inc. (The)	$157,922
15,939	XL Capital Ltd. (Class A) (Cayman Islands)	182,661
		1,201,138
	Publishing: Books/ Magazines (0.2%)
6,111	Meredith Corp.	156,136
	Publishing: Newspapers (0.6%)
45,109	Gannett Co., Inc.	161,039
27,873	New York Times Co. (The) (Class A)	153,580
473	Washington Post Co. (The) (Class B)	166,581
		481,200
	Pulp & Paper (0.4%)
13,018	International Paper Co.	196,962
10,401	MeadWestvaco Corp.	170,680
		367,642
	Railroads (0.8%)
2,286	Burlington Northern Santa Fe Corp.	168,112
4,686	CSX Corp.	162,276
4,178	Norfolk Southern Corp.	157,385
3,292	Union Pacific Corp.	171,382
		659,155
	Real Estate Development (0.2%)
18,722	CB Richard Ellis Group, Inc. (Class A) (a)	175,238
	Real Estate Investment Trusts (2.8%)
19,691	Apartment Investment & Management Co. (Class A)	174,265
3,098	AvalonBay Communities, Inc.	173,302
3,559	Boston Properties, Inc.	169,764
7,447	Equity Residential	165,547
8,056	HCP INC	170,707
4,724	Health Care REIT, Inc.	161,088

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
23,367	Host Hotels & Resorts Inc.	$196,049
15,924	Kimco Realty Corp.	160,036
5,467	Plum Creek Timber Co., Inc.	162,807
19,558	ProLogis	157,637
2,658	Public Storage, Inc.	174,046
3,420	Simon Property Group, Inc.	175,891
5,757	Ventas, Inc.	171,904
3,969	Vornado Realty Trust	178,724
		2,391,767
	Recreational Products (0.6%)
8,638	Electronic Arts Inc. (a)	187,617
7,119	Hasbro, Inc.	172,565
10,914	Mattel, Inc.	175,170
		535,352
	Regional Banks (1.1%)
21,973	Fifth Third Bancorp	156,008
12,799	First Horizon National Corp.	153,586
3,460	M&T Bank Corp.	176,218
31,262	Marshall & Ilsely Corp	150,058
2,982	Northern Trust Corp.	160,074
13,039	Zions Bancorporation	150,731
		946,675
	Restaurants (0.8%)
5,158	Darden Restaurants, Inc.	170,111
2,783	McDonald's Corp.	159,995
11,364	Starbucks Corp. (a)	157,846
4,825	Yum! Brands, Inc.	160,866
		648,818
	Savings Banks (0.4%)
13,437	Hudson City Bancorp, Inc.	178,578
10,717	People's United Financial Inc.	161,184
		339,762
	Semiconductors (2.5%)
41,845	Advanced Micro Devices, Inc. (a)	161,940
9,916	Altera Corp.	161,432
7,293	Analog Devices, Inc.	180,721
6,354	Broadcom Corp. (Class A) (a)	157,516
10,114	Intel Corp. (b)	167,387

NUMBER OF SHARES		VALUE
7,252	Linear Technology Corp.	$169,334
39,252	LSI Logic Corp. (a)	178,989
7,965	Microchip Technology Inc.	179,611
33,581	Micron Technology, Inc. (a)	169,920
12,309	National Semiconductor Corp.	154,478
14,433	NVIDIA Corp. (a)	162,949
7,477	Texas Instruments Inc.	159,260
8,068	Xilinx, Inc.	165,071
		2,168,608
	Services to the Health Industry (1.2%)
2,698	Express Scripts, Inc. (a)	185,488
13,267	IMS Health Inc.	168,491
2,432	Laboratory Corp. of America Holdings (a)	164,865
3,883	Medco Health Solutions Inc. (a)	177,104
3,022	Quest Diagnostics Inc.	170,531
3,495	Stericycle, Inc. (a)	180,097
		1,046,576
	Specialty Insurance (0.4%)
7,362	Assurant, Inc.	177,351
36,231	MBIA Inc.	156,880
		334,231
	Specialty Stores (1.4%)
10,492	AutoNation, Inc. (a)	182,036
1,149	AutoZone, Inc. (a)	173,625
5,768	Bed Bath & Beyond Inc. (a)	177,366
39,402	Office Depot, Inc. (a)	179,673
4,774	O'Reilly Automotive, Inc. (a)	181,794
8,083	Staples, Inc.	163,034
6,740	Tiffany & Co.	170,926
		1,228,454
	Specialty Telecommunications (1.0%)
6,036	American Tower Corp. (Class A) (a)	190,315
5,251	CenturyTel, Inc.	161,206
26,915	Frontier Communications Corp	192,173

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
40,688	Qwest Communications International, Inc. (a)	$168,855
21,800	Windstream Corp.	182,248
		894,797
	Steel (0.8%)
9,436	AK Steel Holding Corp. (a)	181,077
4,686	Allegheny Technologies, Inc.	163,682
3,834	Nucor Corp.	170,345
4,311	United States Steel Corp.	154,075
		669,179
	Telecommunication Equipment (1.0%)
16,870	Ciena Corp. (a)	174,605
5,870	Harris Corp.	166,473
26,504	Motorola, Inc.	175,722
3,890	QUALCOMM, Inc.	175,828
28,018	Tellabs, Inc. (a)	160,543
		853,171
	Tobacco (0.8%)
9,868	Altria Group, Inc.	161,737
2,345	Lorillard, Inc	158,921
4,246	Philip Morris International	185,211
4,288	Reynolds American, Inc.	165,603
		671,472
	Tools/Hardware (0.6%)
6,203	Black & Decker Corp.	177,778
6,008	Snap-On, Inc.	172,670
4,672	Stanley Works (The)	158,100
		508,548
	Trucks/Construction/Farm Machinery (1.0%)
4,812	Caterpillar Inc.	158,988
5,350	Cummins Inc.	188,374
4,117	Deere & Co.	164,474
30,754	Manitowoc Co., Inc.	161,766
5,154	PACCAR, Inc.	167,557
		841,159
	Wholesale Distributors (0.4%)
5,412	Genuine Parts Co.	181,627
2,212	Grainger (W.W.), Inc.	181,119
		362,746

NUMBER OF SHARES		VALUE
	Wireless Telecommunications (0.2%)
10,600	Metropcs Communications Inc. (a)	$141,086
	Total Common Stocks (Cost $68,259,369)	84,964,185
NUMBER OF SHARES (000)
	Short-Term Investment (e) (0.4%)
	Investment Company
370	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $369,884)	369,884

Total Investments (Cost $68,629,253) (f)(g)	100.0%	85,334,069
Other Assets in Excess of Liabilities	0.0	38,451
Net Assets	100.0%	$85,372,520

  (a)  Non-income producing security.

  (b)  A portion of this security has been physically segregated in connection with open futures contracts.

  (c)  Consist of one or more class of securities traded together as a unit. Stocks with attached paired trust shares.

  (d)  A security with total market value equal to $0 has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurement may be level 2 measurement if observable inputs are available. See Note 7.

  (e)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (f)  Securities have been designated as collateral in connection with open futures contracts.

  (g)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $24,795,932 and the aggregate gross unrealized depreciation is $8,091,116 resulting in net unrealized appreciation of $16,704,816.

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

FUTURES CONTRACTS OPEN AT JUNE 30, 2009:

NUMBER OF CONTRACTS	LONG/ SHORT	DESCRIPTION, DELIVERY MONTH, AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
15	Long	S&P 500 Mini Index September 2009	$686,625	$576

SUMMARY OF INVESTMENTS SECTOR	VALUE		PERCENT OF TOTAL INVESTMENTS
Finance	$13,553,964		15.9%
Electronic Technology	8,634,630		10.1
Utilities	6,399,019		7.5
Health Technology	6,368,826		7.5
Retail Trade	6,012,266		7.0
Consumer Non-Durables	5,988,444		7.0
Technology Services	5,168,166		6.1
Consumer Services	4,652,152		5.5
Energy Minerals	4,114,481		4.8
Producer Manufacturing	4,089,887		4.8
Consumer Durables	3,451,132		4.0
Process Industries	3,284,587		3.9
Industrial Services	3,013,550		3.5
Health Services	2,394,094		2.8
Commercial Services	1,863,666		2.2
Non-Energy Minerals	1,652,621		1.9
Transportation	1,585,650		1.9
Communications	1,562,204		1.8
Distribution Services	1,174,846		1.4
Investment Company	369,884		0.4
	$85,334,069	^	100.0%

^  Does not include open long futures contracts with an underlying face amount of $686,625 with an unrealized appreciation of $576.

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (96.7%)
	Air Freight/Couriers (4.0%)
7,790	C.H. Robinson Worldwide, Inc.	$406,249
17,503	Expeditors International of Washington, Inc.	583,550
		989,799
	Biotechnology (3.1%)
3,962	Gen-Probe Inc. (a)	170,287
15,068	Illumina, Inc. (a)	586,748
		757,035
	Casino/Gaming (2.0%)
14,365	Wynn Resorts, Ltd. (a)	507,085
	Chemicals: Agricultural (5.3%)
17,584	Monsanto Co.	1,307,195
	Computer Communications (2.4%)
31,463	Cisco Systems, Inc. (a)	586,470
	Computer Peripherals (0.0%)
20,100	Seagate Technology Inc. (Escrow) (a)(b)	0
	Computer Processing Hardware (5.8%)
10,181	Apple Inc. (a)	1,450,080
	Construction Materials (2.5%)
26,915	Cemex SAB de C.V. (ADR) (Mexico) (a)	251,386
4,758	Martin Marietta Materials, Inc.	375,311
		626,697
	Discount Stores (1.0%)
3,896	Sears Holdings Corp. (a)	259,162
	Electronic Components (0.9%)
1,378	First Solar, Inc. (a)	223,401
	Finance/Rental/Leasing (6.7%)
4,127	Mastercard Inc. Class A (a)	690,488
45,033	Redecard SA (Brazil)	689,456
4,454	VISA Inc. (Class A)	277,306
		1,657,250

NUMBER OF SHARES		VALUE
	Financial Conglomerates (7.8%)
17,715	American Express Co.	$411,697
52,437	Brookfield Asset Management Inc. (Class A) (Canada)	895,100
29,710	Leucadia National Corp. (a)	626,584
		1,933,381
	Financial Publishing/ Services (1.0%)
8,164	McGraw-Hill Companies, Inc. (The)	245,818
	Information Technology Services (0.7%)
6,222	VMware Inc (Class A) (a)	169,674
	Internet Retail (7.1%)
20,909	Amazon.com, Inc. (a)	1,749,247
	Internet Software/ Services (12.6%)
1,884	Baidu.com, Inc. (ADR) (Cayman Islands) (a)	567,254
4,032	Google Inc. (Class A) (a)	1,699,851
64,400	Tencent Holdings Ltd. (Cayman Islands) (b)	749,822
7,194	Yahoo! Inc. (a)	112,658
		3,129,585
	Investment Banks/Brokers (4.8%)
101,758	BM&F BOVESPA SA (Brazil)	607,587
1,841	CME Group Inc.	572,754
		1,180,341
	Medical Specialties (1.1%)
1,607	Intuitive Surgical, Inc. (a)	263,002
	Miscellaneous Commercial Services (0.7%)
8,624	Corporate Executive Board Co. (The)	179,034
	Oil & Gas Production (7.4%)
20,989	Southwestern Energy Co. (a)	815,423
26,089	Ultra Petroleum Corp. (Canada) (a)	1,017,471
		1,832,894

See Notes to Financial Statements

Capital Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Other Consumer Services (1.5%)
21,696	eBay Inc. (a)	$371,652
	Other Transportation (0.4%)
38,000	China Merchants Holdings International Co., Ltd. (Hong Kong) (b)	109,253
	Packaged Software (1.7%)
11,200	Salesforce.com Inc. (a)	427,504
	Personnel Services (0.5%)
10,721	Monster Worldwide Inc. (a)	126,615
	Pharmaceuticals: Other (1.3%)
7,027	Allergan, Inc.	334,345
	Property - Casualty Insurers (3.6%)
179	Berkshire Hathaway Inc. (Class B) (a)	518,336
13,588	Loews Corp.	372,311
		890,647
	Restaurants (2.4%)
42,669	Starbucks Corp. (a)	592,672
	Telecommunication Equipment (4.3%)
8,703	QUALCOMM, Inc.	393,376
9,596	Research In Motion Ltd. (Canada) (a)	681,796
		1,075,172
	Wholesale Distributors (2.4%)
218,000	Li & Fung Ltd. (Bermuda) (b)(c)	582,734
	Wireless Telecommunications (1.7%)
11,086	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	429,250
	Total Common Stocks (Cost $27,544,475)	23,986,994

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (d) (3.4%)
	Investment Company
829	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $828,878)	$828,878

Total Investments (Cost $28,373,353) (e)	100.1%	24,815,872
Liabilities in Excess of Other Assets	(0.1)	(20,647)
Net Assets	100.0%	$24,795,225

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value of $1,441,809 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be Level 2 measurements if observable inputs are available. See Note 7.

  (c)  Security trades on a Hong Kong exchange.

  (d)  See Note 4 to the financial statements regarding investments in Morgan Stanley Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,360,844 and the aggregate gross unrealized depreciation is $6,918,325, resulting in net unrealized depreciation of $3,557,481.

See Notes to Financial Statements

Capital Growth

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/ Services	$3,129,585	12.6%
Financial Conglomerates	1,933,381	7.8
Oil & Gas Production	1,832,894	7.4
Internet Retail	1,749,247	7.1
Finance/Rental/Leasing	1,657,250	6.7
Computer Processing Hardware	1,450,080	5.8
Chemicals: Agricultural	1,307,195	5.3
Investment Banks/Brokers	1,180,341	4.8
Telecommunication Equipment	1,075,172	4.3
Air Freight/Couriers	989,799	4.0
Property - Casualty Insurers	890,647	3.6
Investment Company	828,878	3.3
Biotechnology	757,035	3.1
Construction Materials	626,697	2.5
Restaurants	592,672	2.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Communications	$586,470	2.4%
Wholesale Distributors	582,734	2.3
Casino/Gaming	507,085	2.0
Wireless Telecommunications	429,250	1.7
Packaged Software	427,504	1.7
Other Consumer Services	371,652	1.5
Pharmaceuticals: Other	334,345	1.4
Medical Specialties	263,002	1.1
Discount Stores	259,162	1.0
Financial Publishing/Services	245,818	1.0
Electronic Components	223,401	0.9
Miscellaneous Commercial Services	179,034	0.7
Information Technology Services	169,674	0.7
Personnel Services	126,615	0.5
Other Transportation	109,253	0.4
	$24,815,872	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.2%)
	Air Freight/Couriers (6.3%)
35,177	C.H. Robinson Worldwide, Inc.	$1,834,481
84,384	Expeditors International of Washington, Inc.	2,813,363
		4,647,844
	Biotechnology (2.6%)
48,885	Illumina, Inc. (a)	1,903,582
	Casino/Gaming (2.6%)
54,713	Wynn Resorts, Ltd. (a)	1,931,369
	Chemicals: Agricultural (7.2%)
71,152	Monsanto Co.	5,289,440
	Computer Communications (2.5%)
98,098	Cisco Systems, Inc. (a)	1,828,547
	Computer Processing Hardware (8.1%)
42,136	Apple Inc. (a)	6,001,430
	Construction Materials (1.0%)
79,724	Cemex SAB de C.V. (ADR) (Mexico) (a)	744,622
	Finance/Rental/Leasing (4.6%)
20,313	Mastercard Inc. Class A (a)	3,398,568
	Financial Conglomerates (8.1%)
197,851	Brookfield Asset Management Inc. (Class A) (Canada)	3,377,317
124,567	Leucadia National Corp. (a)	2,627,118
		6,004,435
	Internet Retail (9.4%)
83,460	Amazon.com, Inc. (a)	6,982,264
	Internet Software/ Services (17.7%)
9,657	Baidu.com, Inc. (ADR) (Cayman Islands) (a)	2,907,626
15,418	Google Inc. (Class A) (a)	6,500,075
315,200	Tencent Holdings Ltd. (Cayman Islands) (b)	3,669,942
		13,077,643

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (8.6%)
611,390	BM&F BOVESPA SA (Brazil)	$3,650,555
8,714	CME Group Inc.	2,711,013
		6,361,568
	Miscellaneous Commercial Services (0.9%)
33,278	Corporate Executive Board Co. (The)	690,851
	Oil & Gas Production (7.6%)
143,226	Ultra Petroleum Corp. (Canada) (a)	5,585,814
	Packaged Software (2.2%)
42,800	Salesforce.com Inc. (a)	1,633,676
	Property - Casualty Insurers (2.6%)
666	Berkshire Hathaway Inc. (Class B) (a)	1,928,556
	Telecommunication Equipment (4.1%)
42,392	Research In Motion Ltd. (Canada) (a)	3,011,951
	Wholesale Distributors (3.1%)
844,000	Li & Fung Ltd. (Bermuda) (b)(c)	2,256,091
	Total Common Stocks (Cost $85,130,876)	73,278,251
NUMBER OF SHARES (000)
	Short-Term Investment (d) (0.9%)
	Investment Company
696	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $695,808)	695,808

Total Investments (Cost $85,826,684) (e)	100.1%	73,974,059
Liabilities in Excess of Other Assets	(0.1)	(62,351)
Net Assets	100.0%	$73,911,708

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities with a total market value of $5,926,033 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be Level 2 measurements if observable inputs are available. See Note 7.

  (c)  Security trades on a Hong Kong exchange.

  (d)  See Note 4 to the financial statements regarding investments in Morgan stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,709,535 and the aggregate gross unrealized depreciation is $21,562,160 resulting in net unrealized depreciation of $11,852,625.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/ Services	$13,077,643	17.7%
Internet Retail	6,982,264	9.4
Investment Banks/ Brokers	6,361,568	8.6
Financial Conglomerates	6,004,435	8.1
Computer Processing Hardware	6,001,430	8.1
Oil & Gas Production	5,585,814	7.6
Chemicals: Agricultural	5,289,440	7.2
Air Freight/Couriers	4,647,844	6.3
Finance/Rental/Leasing	3,398,568	4.6
Telecommunication Equipment	3,011,951	4.1
Wholesale Distributors	2,256,091	3.0
Casino/Gaming	1,931,369	2.6
Property - Casualty Insurers	1,928,556	2.6
Biotechnology	1,903,582	2.6
Computer Communications	1,828,547	2.5
Packaged Software	1,633,676	2.2
Construction Materials	744,622	1.0
Investment Company	695,808	0.9
Miscellaneous Commercial Services	690,851	0.9
	$73,974,059	100.0%

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%)
	Air Freight/Couriers (2.7%)
15,276	Expeditors International of Washington, Inc.	$509,302
	Biotechnology (6.9%)
17,458	Illumina, Inc. (a)	679,815
9,583	Techne Corp. (a)	611,491
		1,291,306
	Casino/Gaming (1.9%)
10,015	Wynn Resorts, Ltd. (a)	353,530
	Chemicals: Agricultural (5.2%)
13,030	Monsanto Co.	968,650
	Computer Processing Hardware (5.6%)
7,344	Apple Inc. (a)	1,046,006
	Construction Materials (0.9%)
18,352	Cemex SAB de C.V. (ADR) (Mexico) (a)	171,408
	Electric Utilities (0.1%)
1,783	Brookfield Infrastructure LP	21,984
	Electronic Production Equipment (3.1%)
22,875	Tessera Technologies, Inc. (a)	578,509
	Finance/Rental/Leasing (6.5%)
4,392	Mastercard Inc. Class A (a)	734,826
31,518	Redecard SA (Brazil)	482,541
		1,217,367
	Financial Conglomerates (5.7%)
36,664	Brookfield Asset Management Inc. (Class A) (Canada)	625,854
21,052	Leucadia National Corp. (a)	443,987
		1,069,841
	Financial Publishing/ Services (1.8%)
8,172	Morningstar, Inc. (a)	336,932
	Home Building (0.6%)
7,080	Gafisa S.A. (ADR) (Brazil)	116,820

NUMBER OF SHARES		VALUE
	Internet Retail (10.0%)
15,486	Amazon.com, Inc. (a)	$1,295,559
12,173	Ctrip.com International Ltd. (ADR) (Cayman Islands)	563,610
		1,859,169
	Internet Software/ Services (14.8%)
2,127	Baidu.com, Inc. (ADR) (Cayman Islands) (a)	640,418
2,873	Google Inc. (Class A) (a)	1,211,228
78,600	Tencent Holdings Ltd. (Cayman Islands) (c)	915,158
		2,766,804
	Investment Banks/ Brokers (8.8%)
70,826	BM&F Bovespa SA (Brazil)	422,895
1,296	CME Group Inc.	403,199
11,311	Greenhill & Co., Inc.	816,767
		1,642,861
	Miscellaneous Commercial Services (3.0%)
13,837	Costar Group, Inc. (a)	551,681
	Oil & Gas Production (8.4%)
21,813	Southwestern Energy Co. (a)	847,435
18,732	Ultra Petroleum Corp. (Canada) (a)	730,548
		1,577,983
	Packaged Software (2.3%)
11,255	Salesforce.com Inc. (a)	429,603
	Services to the Health Industry (3.5%)
17,510	AthenaHealth, Inc	648,045
	Telecommunication Equipment (2.5%)
6,607	Research In Motion Ltd. (Canada) (a)	469,427
	Wholesale Distributors (2.7%)
190,974	Li & Fung Ltd. (Bermuda) (c)(d)	510,491
	Total Common Stocks (Cost $18,533,654)	18,137,719

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (b) (3.3%)
	Investment Company
614	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $613,512)	$613,512

Total Investments (Cost $19,147,166) (e)	100.3%	18,751,231
Liabilities in Excess of Other Assets	(0.0)	(64,097)
Net Assets	100.3%	$18,687,134

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (c)  Securities with total market value of $1,425,649 have been valued at their fair value as determined in good faith under procedures established by and under the general supervison of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (d)  Security trades on a Hong Kong exchange.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,904,236 and the aggregate gross unrealized depreciation is $3,300,171 resulting in net unrealized depreciation of $395,935.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	TOTAL INVESTMENTS
Internet Software/ Services	$2,766,804	14.8%
Internet Retail	1,859,169	9.9
Investment Banks/ Brokers	1,642,861	8.8
Oil & Gas Production	1,577,983	8.4
Biotechnology	1,291,306	6.9
Finance/Rental/Leasing	1,217,367	6.5
Financial Conglomerates	1,069,841	5.7
Computer Processing Hardware	1,046,006	5.6
Chemicals: Agricultural	968,650	5.2
Services To The Health Industry	648,045	3.5
Investment Company	613,512	3.3
Electronic Production Equipment	578,509	3.1
Miscellaneous Commercial Services	551,681	2.9
Wholesale Distributors	510,491	2.7
Air Freight/Couriers	509,302	2.7
Telecommunication Equipment	469,427	2.5
Packaged Software	429,603	2.3
Casino/Gaming	353,530	1.9
Financial Publishing/ Services	336,932	1.8
Construction Materials	171,408	0.9
Home Building	116,820	0.6
Electric Utilities	21,984	0.1
	$18,751,231	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%)
	Air Freight/Couriers (4.9%)
9,746	C.H. Robinson Worldwide, Inc.	$508,254
20,219	Expeditors International of Washington, Inc.	674,101
		1,182,355
	Alternative Power Generation (1.1%)
16,415	Covanta Holding Corp. (a)	278,398
	Apparel/Footwear Retail (1.1%)
10,049	Abercrombie & Fitch Co. (Class A)	255,144
	Biotechnology (8.1%)
8,907	Gen-Probe Inc. (a)	382,823
24,352	Illumina, Inc. (a)	948,267
9,793	Techne Corp.	624,891
		1,955,981
	Broadcasting (1.0%)
12,281	Discovery Communications, Inc. (Class C) (a)	252,129
	Casino/Gaming (2.7%)
24,758	Las Vegas Sands Corp. (a)	194,598
13,222	Wynn Resorts, Ltd. (a)	466,737
		661,335
	Chemicals: Major Diversified (1.7%)
23,932	Nalco Holding Co.	403,015
	Chemicals: Specialty (1.1%)
17,471	Rockwood Holdings Inc. (a)	255,775
	Construction Materials (3.0%)
7,360	Martin Marietta Materials, Inc.	580,557
4,607	Texas Industries, Inc.	144,476
		725,033
	Discount Stores (1.0%)
3,701	Sears Holdings Corp. (a)	246,191
	Electronic Components (0.9%)
56,100	BYD Company Ltd. (H Shares) (Cayman Islands) (a)(c)(d)	224,351

NUMBER OF SHARES		VALUE
	Engineering & Construction (1.3%)
10,019	Aecom Technology Corp. (a)	$320,608
	Finance/Rental/Leasing (2.6%)
41,741	Redecard SA (Brazil)	639,056
	Financial Conglomerates (4.1%)
23,148	Brookfield Asset Management Inc. (Class A) (Canada)	395,136
28,012	Leucadia National Corp. (a)	590,773
		985,909
	Financial Publishing/ Services (2.7%)
7,816	Moody's Corp.	205,952
10,700	Morningstar, Inc. (a)	441,161
		647,113
	Home Building (1.9%)
13,557	Gafisa S.A. (ADR) (Brazil)	223,690
497	NVR, Inc. (a)	249,688
		473,378
	Home Furnishings (0.6%)
3,865	Mohawk Industries, Inc. (a)	137,903
	Information Technology Services (2.1%)
21,455	Teradata Corporation (a)	502,691
	Internet Retail (4.0%)
16,975	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	785,942
4,623	Netflix Inc. (a)	191,115
		977,057
	Internet Software/ Services (8.8%)
2,932	Baidu, Inc. (ADR) (Cayman Islands) (a)	882,796
3,790	Equinix, Inc. (a)	275,685
84,000	Tencent Holdings Ltd. (Cayman Islands) (c)(d)	978,030
		2,136,511

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (3.2%)
3,303	Greenhill & Co., Inc.	$238,510
4,683	IntercontinentalExchange Inc. (a)	534,986
		773,496
	Investment Managers (1.0%)
17,614	Calamos Asset Management, Inc. (Class A)	248,534
	Investment Trusts/Mutual Funds (1.1%)
36,161	Groupe Aeroplan Inc. (Canada)	256,483
	Medical Specialties (2.5%)
1,508	Intuitive Surgical, Inc. (a)	246,799
12,866	Mindray Medical International Limited (ADR) (Cayman Islands)	359,219
		606,018
	Miscellaneous Commercial Services (2.6%)
10,419	Corporate Executive Board Co. (The)	216,298
8,394	IHS Inc. (Class A) (a)	418,609
		634,907
	Oil & Gas Production (10.3%)
9,882	Petrohawk Energy Corp. (a)	220,369
5,142	Range Resources Corp.	212,930
28,241	Southwestern Energy Co. (a)	1,097,163
24,677	Ultra Petroleum Corp. (Canada) (a)	962,403
		2,492,865
	Other Consumer Services (7.9%)
261,000	Alibaba.com Ltd. (Cayman Islands) (a)(c)(d)	460,709
6,668	New Oriental Education & Technology Group, Inc. (ADR) (Cayman Islands) (a)	449,156
5,939	Priceline.com Inc. (a)	662,495
1,564	Strayer Education, Inc.	341,124
		1,913,484

NUMBER OF SHARES		VALUE
	Other Metals/Minerals (1.6%)
13,699	Intrepid Potash, Inc. (a)	$384,668
	Packaged Software (3.6%)
16,719	Autodesk, Inc. (a)	317,327
14,695	Salesforce.com, Inc. (a)	560,908
		878,235
	Personnel Services (0.7%)
14,713	Monster Worldwide, Inc. (a)	173,761
	Pharmaceuticals: Other (1.3%)
6,752	Allergan, Inc.	321,260
	Restaurants (2.2%)
38,784	Starbucks Corp. (a)	538,710
	Wholesale Distributors (2.9%)
264,185	Li & Fung Ltd. (Bermuda) (c)(d)	706,191
	Wireless Telecommunications (1.4%)
2,394	Millicom International Cellular S.A. (Luxembourg) (a)	134,686
10,831	NII Holdings Inc. (a)	206,547
		341,233
	Total Common Stocks (Cost $29,645,044)	23,529,778
	Convertible Preferred Stock (0.7%)
	Biotechnology
14,664	Ironwood Pharmaceuticals (Cost $175,968) (b)(c)	175,968

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (e) (2.4%)
	Investment Company
$582	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $582,036)	$582,036

Total Investments (Cost $30,403,048)	100.1%	24,287,782
Liabilities in Excess of Other Assets	(0.1)	(15,782)
Net Assets	100.0%	$24,272,000

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  Securities with a total market value equal to $2,545,249 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 7.

  (d)  Security trades on a Hong Kong exchange.

  (e)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class.

  (f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,284,478 and the aggregate gross unrealized depreciation is $8,399,744, resulting in net unrealized depreciation of $6,115,266.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
HKD	56,720	$7,319	07/02/09	$(0)
HKD	54,507	7,033	07/06/09	(0)
Total Unrealized Depreciation				$(0)

Currency Abbreviations:

HKD  Hong Kong Dollar.

See Notes to Financial Statements

Mid Cap Growth

Summary of Investments ■ June 30, 2009 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Production	$2,492,865	10.3%
Internet Software/Services	2,136,511	8.8
Biotechnology	2,131,949	8.8
Other Consumer Services	1,913,484	7.9
Air Freight/Couriers	1,182,355	4.9
Financial Conglomerates	985,909	4.0
Internet Retail	977,057	4.0
Packaged Software	878,235	3.6
Investment Banks/Brokers	773,496	3.2
Construction Materials	725,033	3.0
Wholesale Distributors	706,191	2.9
Casino/Gaming	661,335	2.7
Financial Publishing/ Services	647,113	2.7
Finance/Rental/Leasing	639,056	2.6
Miscellaneous Commercial Services	634,907	2.6
Medical Specialties	606,018	2.5
Investment Company	582,036	2.4
Restaurants	538,710	2.2
Information Technology Services	502,691	2.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Home Building	$473,378	1.9%
Chemicals: Major Diversified	403,015	1.7
Other Metals/Minerals	384,668	1.6
Wireless Telecommunications	341,233	1.4
Pharmaceuticals: Other	321,260	1.3
Engineering & Construction	320,608	1.3
Alternative Power Generation	278,398	1.1
Investment Trusts/Mutual Funds	256,483	1.1
Chemicals: Specialty	255,775	1.1
Apparel/Footwear Retail	255,144	1.1
Broadcasting	252,129	1.0
Investment Managers	248,534	1.0
Discount Stores	246,191	1.0
Electronic Components	224,351	0.9
Personnel Services	173,761	0.7
Home Furnishings	137,903	0.6
	$24,287,782	100.0%

See Notes to Financial Statements

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Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
For the six months ended June 30, 2009 (unaudited)

	Money Market		Flexible Income	Balanced		Global Infrastructure		Dividend Growth
Assets:
Investments in securities, at value*	$191,232,392	(1)	$28,430,674	$37,657,655		$33,496,446		$90,259,212
Investments in affiliates, at value**	—		2,887,882	1,395,843		—		330,050
Unrealized appreciation on open forward foreign currency contracts	—		—	—		5,113		—
Unrealized appreciation on open swap contracts	—		76,225	34		—		—
Cash	5,010		571	444	(2)	29,826	(2)	—
Receivable for:
Investments sold	—		2,796,567	126,272		2,065,288		—
Interest	44,183		422,025	128,519		—		—
Dividends	—		—	20,534		165,383		134,845
Shares of beneficial interest sold	—		6,195	—		8,428		—
Foreign withholding taxes reclaimed	—		174	717		37,551		3,553
Interest and dividends from affiliates	—		1,537	1,250		135		45
Variation margin	—		1,826	—		—		—
Periodic interest payment on open swap contracts	—		2,009	—		—		—
Prepaid expenses and other assets	38,213		8,102	7,622		14,489		10,882
Total Assets	191,319,798		34,633,787	39,338,890		35,822,659		90,738,587
Liabilities:
Written call options outstanding, at value	—		281 (3)	113	(3)	—		—
Unrealized depreciation on open forward foreign currency contracts	—		—	—		63,888		—
Unrealized depreciation on open swap contracts	—		154,538	—		—		—
Payable for:
Investments purchased	—		4,229,226	56,342		2,206,292		—
Shares of beneficial interest redeemed	364,232		16,972	51,615		20,870		33,395
Investment advisory fee	65,245		7,671	17,727		16,653		44,045
Variation margin	—		—	809		—		—
Distribution fee	—		3,481	3,378		2,159		4,878
Administration fee	8,702		2,088	2,782		2,362		6,478
Periodic interest payment on open swap contracts	—		2,371	—		—		—
Premium received on open swap contracts	—		92,892	—		—		—
Transfer agent fee	250		250	250		250		250
Accrued expenses and other payables	36,010		120,749	51,033		36,424		58,733
Total Liabilities	474,439		4,630,519	184,049		2,348,898		147,779
Net Assets	$190,845,359		$30,003,268	$39,154,841		$33,473,761		$90,590,808
Composition of Net Assets:
Paid-in-capital	$190,842,794		$63,212,155	$47,683,128		$32,816,023		$189,955,981
Accumulated undistributed net investment income (net investment loss)	—		602,409	383,064		616,823		841,476
Accumulated net realized gain (loss)	2,565		(30,257,634)	(5,068,867)		(2,142,291)		(82,150,070)
Net unrealized appreciation (depreciation)	—		(3,553,662)	(3,842,484)		2,183,206		(18,056,579)
Net Assets	$190,845,359		$30,003,268	$39,154,841		$33,473,761		$90,590,808
* Cost	$191,232,392		$31,879,967	$41,408,556		$31,258,083		$108,315,791
** Affiliated Cost	$—		$2,886,267	$1,433,892		$—		$330,050
Class X Shares:
Net Assets	$49,992,919		$13,925,039	$23,965,964		$23,733,344		$68,815,124
Shares Outstanding (unlimited authorized shares of $.01 par value)	49,992,334		2,513,790	2,234,195		1,223,793		5,823,566
Net Asset Value Per Share	$1.00		$5.54	$10.73		$19.39		$11.82
Class Y Shares:
Net Assets	$140,852,440		$16,078,229	$15,188,877		$9,740,417		$21,775,684
Shares Outstanding (unlimited authorized shares of $.01 par value)	140,850,460		2,916,555	1,421,253		502,859		1,845,885
Net Asset Value Per Share	$1.00		$5.51	$10.69		$19.37		$11.80

(1)  Including repurchase agreements of $57,771,000.

(2)  Including foreign currency valued at $444 and $46,282, respectively with a cost of $449 and $46,391 respectively.

(3)  Premium received $5,331 and $2,164 respectively.

See Notes to Financial Statements

	Equally- Weighted S&P 500	Capital Growth	Focus Growth	Capital Opportunities	Mid Cap Growth
Assets:
Investments in securities, at value*	$84,641,707	$23,986,994	$73,278,251	$18,137,719	$23,705,746
Investments in affiliates, at value**	692,362	828,878	695,808	613,512	582,036
Unrealized appreciation on open forward foreign currency contracts	—	—	—	—	—
Unrealized appreciation on open swap contracts	—	—	—	—	—
Cash	—	37	—	34	122
Receivable for:
Investments sold	494,431	—	—	18,329	14,352
Interest	3	—	—	5	—
Dividends	115,240	10,637	27,298	5,200	6,514
Shares of beneficial interest sold	—	331	—	—	—
Foreign withholding taxes reclaimed	80	—	—	—	—
Interest and dividends from affiliates	1,028	203	388	130	129
Variation margin	—	—	—	—	—
Periodic interest payment on open swap contracts	—	—	—	—	—
Prepaid expenses and other assets	17,719	9,977	19,317	14,221	8,917
Total Assets	85,962,570	24,837,057	74,021,062	18,789,150	24,317,816
Liabilities:
Written call options outstanding, at value	—	—	—	—	—
Unrealized depreciation on open forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation on open swap contracts	—	—	—	—	—
Payable for:
Investments purchased	485,531	—	—	—	—
Shares of beneficial interest redeemed	6,873	1,910	27,510	44,872	11,682
Investment advisory fee	9,074	10,924	36,305	10,952	8,975
Variation margin	4,275	—	—	—	—
Distribution fee	10,973	3,375	4,066	2,346	1,438
Administration fee	6,136	1,779	5,390	1,322	1,735
Periodic interest payment on open swap contracts	—	—	—	—	—
Premium received on open swap contracts	—	—	—	—	—
Transfer agent fee	250	250	250	250	250
Accrued expenses and other payables	66,938	23,594	35,833	42,274	21,736
Total Liabilities	590,050	41,832	109,354	102,016	45,816
Net Assets	$85,372,520	$24,795,225	$73,911,708	$18,687,134	$24,272,000
Composition of Net Assets:
Paid-in-capital	$80,711,476	$53,556,375	$293,713,384	$96,856,537	$44,648,654
Accumulated undistributed net investment income (net investment loss)	732,828	(16,436)	(189,123)	(6,085)	(3,796)
Accumulated net realized gain (loss)	(12,777,177)	(25,187,237)	(207,759,928)	(77,767,386)	(14,257,596)
Net unrealized appreciation (depreciation)	16,705,393	(3,557,477)	(11,852,625)	(395,932)	(6,115,262)
Net Assets	$85,372,520	$24,795,225	$73,911,708	$18,687,134	$24,272,000
* Cost	$68,064,951	$27,544,475	$85,130,876	$18,533,654	$29,821,012
** Affiliated Cost	$564,302	$828,878	$695,808	$613,512	$582,036
Class X Shares:
Net Assets	$36,455,419	$9,638,225	$55,989,357	$7,983,318	$17,802,769
Shares Outstanding (unlimited authorized shares of $.01 par value)	2,996,442	670,793	4,202,069	792,016	861,008
Net Asset Value Per Share	$12.17	$14.37	$13.32	$10.08	$20.68
Class Y Shares:
Net Assets	$48,917,101	$15,157,000	$17,922,351	$10,703,816	$6,469,231
Shares Outstanding (unlimited authorized shares of $.01 par value)	4,068,229	1,071,719	1,357,955	1,085,999	318,386
Net Asset Value Per Share	$12.02	$14.14	$13.20	$9.86	$20.32

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2009 (unaudited)

	Money Market	Flexible Income	Balanced	Global Infrastructure	Dividend Growth
Investment Income:
Income
Interest†	$530,165	$664,386	$221,804	—	—
Interest and dividends from affiliates	—	8,255	6,127	$701	$1,144
Dividends+	—	2,240	356,836	914,346	1,196,832
Total Income	530,165	674,881	584,767	915,047	1,197,976
†Net of foreign withholding tax	—	1,089	18,679	91,958	32,849
Expenses
Investment advisory fee	462,696	47,083	99,062	89,866	241,693
Administration fee	51,411	11,771	15,240	12,613	35,478
Distribution fee (Class Y shares)	200,818	19,155	18,982	11,547	26,471
Mutual fund insurance (Note 10)	36,479	—	—	—	—
Professional fees	19,934	42,554	26,846	37,784	21,264
Shareholder reports and notices	14,068	10,079	7,999	56,282	18,429
Custodian fees	4,572	11,345	2,922	22,799	3,347
Trustees' fees and expenses	2,462	562	611	543	1,083
Transfer agent fees and expenses	250	250	250	250	250
Other	7,058	16,025	12,349	7,374	6,454
Total Expenses	799,748	158,824	184,261	239,058	354,469
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	—	(2,236)	(1,521)	(276)	(299)
Less: amounts waived	(292,397)	—	—	—	—
Net Expenses	507,351	156,588	182,740	238,782	354,170
Net Investment Income (Loss)	22,814	518,293	402,027	676,265	843,806
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	2,748	(3,976,722)	(2,860,853)	(745,496)	(4,853,629)
Investments in affiliates	—	—	—	—	—
Futures contracts	—	177,216	24,305	—	—
Options written	—	45,657	(10,838)	—	—
Swap contracts	—	964,403	664,826	—	—
Forward foreign currency transactions	—	3,877	—	(46,251)	—
Foreign exchange transactions	—	(35,883)	(435)	(11,814)	—
Net Realized Gain (Loss)	2,748	(2,821,452)	(2,182,995)	(803,561)	(4,853,629)
Change in Unrealized Appreciation/Depreciation on:
Investments	—	5,694,793	2,211,680	215,766	5,141,488
Investments in affiliates	—	(1,615)	(38,049)	—	—
Futures contracts	—	136,046	57,764	—	—
Swap contracts	—	(960,698)	(698,552)	—	—
Options written	—	30,603	12,462	—	—
Forward foreign currency transactions	—	2,323	—	(104,038)	—
Foreign currency transactions	—	1,495	(3)	1,186	—
Net Change in Unrealized Appreciation/Depreciation	—	4,902,947	1,545,302	112,914	5,141,488
Net Gain (Loss)	2,748	2,081,495	(637,693)	(690,647)	287,859
Net Increase (Decrease)	$25,562	$2,599,788	$(235,666)	$(14,382)	$1,131,665

See Notes to Financial Statements

	Equally- Weigthed S&P 500	Capital Growth	Focus Growth	Capital Opportunities	Mid Cap Growth
Investment Income:
Income
Interest†	—	—	—	—	—
Interest and dividends from affiliates	$5,703	$2,143	$3,121	$1,098	$1,670
Dividends+	903,827	101,130	271,992	85,649	93,239
Total Income	909,530	103,273	275,113	86,747	94,909
†Net of foreign withholding tax	333	2,944	13,322	2,326	1,981
Expenses
Investment advisory fee	47,140	56,118	183,681	54,630	45,052
Administration fee	31,427	8,979	26,963	6,523	8,582
Distribution fee (Class Y shares)	55,472	16,980	19,700	11,469	6,906
Mutual fund insurance (Note 10)	—	—	—	—	—
Professional fees	21,741	18,824	18,911	20,315	17,323
Shareholder reports and notices	19,429	10,743	16,966	11,234	9,768
Custodian fees	16,467	5,005	4,910	4,503	5,110
Trustees' fees and expenses	1,436	356	846	288	336
Transfer agent fees and expenses	250	250	250	250	250
Other	13,510	2,620	4,012	2,660	3,355
Total Expenses	206,872	119,875	276,239	111,872	96,682
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(354)	(625)	(1,046)	(343)	(484)
Less: amounts waived	—	—	—	—	—
Net Expenses	206,518	119,250	275,193	111,529	96,198
Net Investment Income (Loss)	703,012	(15,977)	(80)	(24,782)	(1,289)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(8,622,555)	(1,193)	(2,481,391)	(551,806)	(1,122,319)
Investments in affiliates	(100,062)	—	—	—	—
Futures contracts	97,004	—	—	—	—
Options written	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency transactions	—	703	1,954	(1,193)	631
Foreign exchange transactions	—	52	(326)	1,996	(1,441)
Net Realized Gain (Loss)	(8,625,613)	(438)	(2,479,763)	(551,003)	(1,123,129)
Change in Unrealized Appreciation/Depreciation on:
Investments	16,936,416	5,243,596	20,365,624	4,970,111	5,910,801
Investments in affiliates	189,153	—	—	—	—
Futures contracts	(4,957)	—	—	—	—
Swap contracts	—	—	—	—	—
Options written	—	—	—	—	—
Forward foreign currency transactions	—	—	—	—	—
Foreign currency transactions	—	(5)	—	(5)	(5)
Net Change in Unrealized Appreciation/Depreciation	17,120,612	5,243,591	20,365,624	4,970,106	5,910,796
Net Gain (Loss)	8,494,999	5,243,153	17,885,861	4,419,103	4,787,667
Net Increase (Decrease)	$9,198,011	$5,227,176	$17,885,781	$4,394,321	$4,786,378

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Balanced
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$22,814	$3,480,741	$518,293	$2,545,573	$402,027	$1,418,795
Net realized gain (loss)	2,748	—	(2,821,452)	(8,437,054)	(2,182,995)	(2,343,300)
Net change in unrealized appreciation/depreciation	—	—	4,902,947	(3,817,917)	1,545,302	(13,140,467)
Net Increase (Decrease)	25,562	3,480,741	2,599,788	(9,709,398)	(235,666)	(14,064,972)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(8,663)	(939,829)	(1,003,665)	(443,828)	(750,282)	(278,395)
Class Y shares	(14,310)	(2,540,820)	(1,132,621)	(467,814)	(437,618)	(167,071)
Net realized gain
Class X shares	—	—	—	—	—	(4,165,125)
Class Y shares	—	—	—	—	—	(2,847,875)
Total Dividends and Distributions	(22,973)	(3,480,649)	(2,136,286)	(911,642)	(1,187,900)	(7,458,466)
Net increase (decrease) from transactions in shares of beneficial interest	(24,942,676)	93,025,321	(861,043)	(8,494,169)	(1,694,674)	(6,225,884)
Total Increase (Decrease)	(24,940,087)	93,025,413	(397,541)	(19,115,209)	(3,118,240)	(27,749,322)
Net Assets:
Beginning of period	215,785,446	122,760,033	30,400,809	49,516,018	42,273,081	70,022,403
End of period	$190,845,359	$215,785,446	$30,003,268	$30,400,809	$39,154,841	$42,273,081
Accumulated Undistributed Net Investment Income	$—	$159	$602,409	$2,220,402	$383,064	$1,168,937

See Notes to Financial Statements

	Global Infrastructure		Dividend Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$676,265	$1,172,078	$843,806	$2,398,545
Net realized gain (loss)	(803,561)	10,668,307	(4,853,629)	(17,850,412)
Net change in unrealized appreciation/depreciation	112,914	(31,985,020)	5,141,488	(50,149,070)
Net Increase (Decrease)	(14,382)	(20,144,635)	1,131,665	(65,600,937)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(820,899)	(228,880)	(1,414,595)	(524,657)
Class Y shares	(310,320)	(83,579)	(386,002)	(137,934)
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	(1,131,219)	(312,459)	(1,800,597)	(662,591)
Net increase (decrease) from transactions in shares of beneficial interest	(2,563,362)	(9,705,138)	(10,523,455)	(34,650,154)
Total Increase (Decrease)	(3,708,963)	(30,162,232)	(11,192,387)	(100,913,682)
Net Assets:
Beginning of period	37,182,724	67,344,956	101,783,195	202,696,877
End of period	$33,473,761	$37,182,724	$90,590,808	$101,783,195
Accumulated Undistributed Net Investment Income	$616,823	$1,071,777	$841,476	$1,798,267

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Equally-Weighted S&P 500		Capital Growth		Focus Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$703,012	$2,102,001	$(15,977)	$(130,399)	$(80)	$(300,910)
Net realized loss	(8,625,613)	(135,269)	(438)	(123,439)	(2,479,763)	(5,051,380)
Net change in unrealized appreciation/depreciation	17,120,612	(64,387,939)	5,243,591	(21,420,292)	20,365,624	(68,239,875)
Net Increase (Decrease)	9,198,011	(62,421,207)	5,227,176	(21,674,130)	17,885,781	(73,592,165)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(960,460)	(1,225,564)	—	(52,598)	(70,533)	(378,716)
Class Y shares	(1,118,274)	(1,332,310)	—	(614)	—	(17,783)
Net realized gain
Class X shares	(1,537,281)	(13,484,166)	—	—	—	—
Class Y shares	(2,093,569)	(17,706,568)	—	—	—	—
Total Dividends and Distributions	(5,709,584)	(33,748,608)	—	(53,212)	(70,533)	(396,499)
Net increase (decrease) from transactions in shares of beneficial interest	(1,377,518)	1,882,742	(2,005,279)	(6,205,790)	(6,830,986)	(27,436,195)
Total Increase (Decrease)	2,110,909	(94,287,073)	3,221,897	(27,933,132)	10,984,262	(101,424,859)
Net Assets:
Beginning of period	83,261,611	177,548,684	21,573,328	49,506,460	62,927,446	164,352,305
End of period	$85,372,520	$83,261,611	$24,795,225	$21,573,328	$73,911,708	$62,927,446
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$732,828	$2,108,550	$(16,436)	$(459)	$(189,123)	$(118,510)

See Notes to Financial Statements

	Capital Opportunities		Mid Cap Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(24,782)	$(138,895)	$(1,289)	$(92,812)
Net realized loss	(551,003)	(2,141,345)	(1,123,129)	(1,330,335)
Net change in unrealized appreciation/depreciation	4,970,106	(13,749,028)	5,910,796	(20,148,607)
Net Increase (Decrease)	4,394,321	(16,029,268)	4,786,378	(21,571,754)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(200,849)
Class Y shares	—	—	—	(42,690)
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	—	—	—	(243,539)
Net increase (decrease) from transactions in shares of beneficial interest	(1,022,440)	(4,125,299)	(2,006,213)	(7,549,908)
Total Increase (Decrease)	3,371,881	(20,154,567)	2,780,165	(29,365,201)
Net Assets:
Beginning of period	15,315,253	35,469,820	21,491,835	50,857,036
End of period	$18,687,134	$15,315,253	$24,272,000	$21,491,835
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$(6,085)	$18,697	$(3,796)	$(2,507)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income		Balanced
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	21,753,469	21,538,342	81,122	71,029	161,039	40,927
Reinvestment of dividends and distributions	8,663	939,829	181,167	64,680	69,989	339,971
Redeemed	(13,959,899)	(18,323,669)	(448,598)	(823,887)	(279,050)	(689,333)
Net increase (decrease) - Class X	7,802,233	4,154,502	(186,309)	(688,178)	(48,022)	(308,435)
Amount
Sold	$21,753,469	$21,538,342	$455,088	$403,477	$1,728,749	$533,009
Reinvestment of dividends and distributions	8,663	939,829	1,003,665	443,828	750,282	4,443,520
Redeemed	(13,959,899)	(18,323,669)	(2,529,144)	(5,207,215)	(2,865,086)	(9,409,851)
Net increase (decrease) - Class X	$7,802,233	$4,154,502	$(1,070,391)	$(4,359,910)	$(386,055)	$(4,433,322)
Class Y Shares
Shares
Sold	13,920,141	139,265,862	166,459	306,600	23,024	54,637
Reinvestment of dividends and distributions	14,310	2,540,820	205,557	68,448	40,975	231,801
Redeemed	(46,679,360)	(52,935,863)	(338,152)	(1,067,817)	(192,845)	(419,750)
Net increase (decrease) - Class Y	(32,744,909)	88,870,819	33,864	(692,769)	(128,846)	(133,312)
Amount
Sold	$13,920,141	$139,265,862	$927,246	$1,972,386	$240,647	$729,768
Reinvestment of dividends and distributions	14,310	2,540,820	1,132,621	467,814	437,618	3,014,946
Redeemed	(46,679,360)	(52,935,863)	(1,850,519)	(6,574,459)	(1,986,884)	(5,537,276)
Net increase (decrease) - Class Y	$(32,744,909)	$88,870,819	$209,348	$(4,134,259)	$(1,308,619)	$(1,792,562)

See Notes to Financial Statements

	Global Infrastructure		Dividend Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	22,524	19,928	30,253	22,280
Reinvestment of dividends and distributions	42,358	8,601	119,678	31,118
Redeemed	(166,943)	(334,421)	(903,059)	(1,721,581)
Net increase (decrease) - Class X	(102,061)	(305,892)	(753,128)	(1,668,183)
Amount
Sold	$406,716	$505,860	$338,037	$258,592
Reinvestment of dividends and distributions	820,899	228,880	1,414,595	524,657
Redeemed	(2,979,222)	(8,392,248)	(9,840,126)	(26,613,525)
Net increase (decrease) - Class X	$(1,751,607)	$(7,657,508)	$(8,087,494)	$(25,830,276)
Class Y Shares
Shares
Sold	14,287	73,907	47,194	33,846
Reinvestment of dividends and distributions	16,029	3,143	32,712	8,191
Redeemed	(77,800)	(157,444)	(309,587)	(600,343)
Net increase (decrease) - Class Y	(47,484)	(80,394)	(229,681)	(558,306)
Amount
Sold	$251,739	$1,886,951	$515,678	$534,770
Reinvestment of dividends and distributions	310,320	83,579	386,002	137,934
Redeemed	(1,373,814)	(4,018,160)	(3,337,641)	(9,492,582)
Net increase (decrease) - Class Y	$(811,755)	$(2,047,630)	$(2,435,961)	$(8,819,878)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Equally Weighted S&P 500		Capital Growth		Focus Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	47,970	45,914	18,424	15,330	16,598	13,579
Reinvestment of dividends and distributions	205,237	854,720	—	2,641	5,295	19,481
Redeemed	(428,336)	(791,695)	(107,025)	(244,005)	(573,652)	(1,220,491)
Net increase (decrease) - Class X	(175,129)	108,939	(88,601)	(226,034)	(551,759)	(1,187,431)
Amount
Sold	$555,461	$626,399	$249,869	$237,995	$201,066	$209,355
Reinvestment of dividends and distributions	2,497,741	14,709,730	—	52,598	70,533	378,716
Redeemed	(4,921,477)	(14,439,208)	(1,336,192)	(4,302,340)	(6,610,339)	(20,577,432)
Net increase (decrease) - Class X	$(1,868,275)	$896,921	$(1,086,323)	$(4,011,747)	$(6,338,740)	$(19,989,361)
Class Y Shares
Shares
Sold	126,399	96,471	83,032	185,940	88,968	59,759
Reinvestment of dividends and distributions	267,208	1,119,934	—	32	—	922
Redeemed	(381,284)	(1,142,802)	(169,071)	(293,052)	(130,355)	(498,859)
Net increase (decrease) - Class Y	12,323	73,603	(86,039)	(107,080)	(41,387)	(438,178)
Amount
Sold	$1,424,701	$1,754,862	$1,123,769	$2,868,438	$991,310	$1,067,781
Reinvestment of dividends and distributions	3,211,843	19,038,878	—	614	—	17,783
Redeemed	(4,145,787)	(19,807,919)	(2,042,725)	(5,063,095)	(1,483,556)	(8,532,398)
Net increase (decrease) - Class Y	$490,757	$985,821	$(918,956)	$(2,194,043)	$(492,246)	$(7,446,834)

See Notes to Financial Statements

	Capital Opportunities		Mid Cap Growth
	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008	For The Six Months Ended June 30, 2009	For The Year Ended December 31, 2008
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	16,003	22,242	6,773	11,659
Reinvestment of dividends and distributions	—	—	—	6,957
Redeemed	(102,089)	(279,009)	(110,300)	(236,726)
Net increase (decrease) - Class X	(86,086)	(256,767)	(103,527)	(218,110)
Amount
Sold	$149,925	$247,289	$133,112	$282,887
Reinvestment of dividends and distributions	—	—	—	200,849
Redeemed	(877,532)	(3,438,512)	(1,909,924)	(6,229,858)
Net increase (decrease) - Class X	$(727,607)	$(3,191,223)	$(1,776,812)	$(5,746,122)
Class Y Shares
Shares
Sold	105,154	234,377	18,859	31,369
Reinvestment of dividends and distributions	—	—	—	1,501
Redeemed	(159,085)	(335,799)	(35,094)	(102,005)
Net increase (decrease) - Class Y	(53,931)	(101,422)	(16,235)	(69,135)
Amount
Sold	$994,793	$2,941,000	$353,431	$816,596
Reinvestment of dividends and distributions	—	—	—	42,690
Redeemed	(1,289,626)	(3,875,076)	(582,832)	(2,663,072)
Net increase (decrease) - Class Y	$(294,833)	$(934,076)	$(229,401)	$(1,803,786)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund, which consists of 10 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and Liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Balanced	Seeks to provide capital growth with reasonable current income.

Global Infrastructure	Seeks both capital appreciation and current income.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Equally-Weighted S&P 500	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Capital Growth	Seeks long-term capital growth.

Focus Growth	Seeks long-term capital growth.

Capital Opportunities	Seeks long-term capital growth.

Mid-Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: securities are valued at amortized cost which approximates market value, in accordance with rule 2a-7 of the Investment Company Act of 1940. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) credit default/interest rate/asset swaps are marked-to-market daily based upon quotations from market makers; (7) listed/written options are valued at the latest sale price on the exchange on which they are listed unless no sale of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gains/losses on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statements of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

the Statements of Operations. Risk may arise as a result of the potential inability of the counterparties to meet the terms of the contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statements of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

H. Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

I. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

J. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years in the four-year period ended December 31, 2008, remains subject to examination by taxing authorities.

K. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

L. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

M. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

N. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 26, 2009, the date of issuance of these financial statements.

2. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Balanced — 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Infrastructure with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Capital Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Money Market Portfolio's distribution fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2009, the Distributor waived $183,171 and the Investment Adviser waived $109,226. This waiver may be terminated at any time.

4. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Portfolio are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Portfolio in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended June 30, 2009, the tables below identifies, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, the investment advisory fee reduction and the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions are recorded as "dividends from affiliates" in the Statements of Operations.

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCTION
Flexible Income	$7,664	$2,236
Balanced	5,246	1,521
Global Infrastructure	701	276
Dividend Growth	1,144	299
Equally-Weighted S&P 500	997	354
Capital Growth	2,143	625
Focus Growth	3,121	1,046
Capital Opportunities	1,098	343
Mid Cap Growth	1,670	484

During the six months ended June 30, 2009, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$11,956,279	$15,626,864
Balanced	6,952,054	9,159,930
Global Infrastructure	12,908,451	13,273,437
Dividend Growth	9,215,451	9,607,933
Equally-Weighted S&P500	7,176,632	6,806,748
Capital Growth	2,745,117	3,318,939
Focus Growth	7,277,186	8,561,855
Capital Opportunities	2,734,013	2,846,063
Mid Cap Growth	1,998,007	2,792,321

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2009 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	—	—	$12,092,055,914	$12,116,951,918
Flexible Income	$23,508,114	$22,585,891	8,452,575	8,504,777
Balanced	6,122,489	6,104,066	7,934,495	8,539,600
Global Infrastructure	—	—	40,707,658	43,271,545
Dividend Growth	—	—	14,368,303	24,680,639
Equally-Weighted S&P 500	—	—	16,426,964	22,956,911
Capital Growth	—	—	1,336,413	2,724,500
Focus Growth	—	—	4,438,933	9,981,521
Capital Opportunities	—	—	1,498,482	2,404,812
Mid Cap Growth	—	—	2,372,001	3,553,363

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor:

PURCHASES	SALES	NET REALIZED LOSS	INCOME	VALUE
$18,343	$108,597	$(42,641)	$3,136	$163,334

Equally-Weighted S&P 500 had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

PURCHASES	SALES	NET REALIZED LOSS	INCOME	VALUE
$75,460	$67,141	$(57,421)	$1,348	$155,651

Balanced had transactions in Mitsubishi UFJ Financial Group, Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor:

PURCHASES	SALES	NET REALIZED GAIN (LOSS)	INCOME	VALUE
—	—	—	$412	$53,651

For the period June 1, 2009 through June 30, 2009, the following Portfolios had transactions in Citigroup Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor:

PORTFOLIO	PURCHASES	SALES	NET REALIZED GAIN (LOSS)	INCOME	VALUE
Flexible Income	—	—	—	$591	$81,514
Balanced	—	—	—	462	77,325
Equally-Weighted S&P 500	$76,715	—	—	222	151,719

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2009:

PORTFOLIO	PURCHASES	SALES	NET REALIZED LOSS
Focus Growth	$240,800	$22,224	$(121,179)
Capital Opportunities	37,858	32,560	(27,498)
Mid Cap Growth	—	16,771	(47,323)

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

For the six months ended June 30, 2009, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

BALANCED	DIVIDEND GROWTH	CAPITAL OPPORTUNITIES	MID CAP GROWTH	FOCUS GROWTH
$1,033	$284	$555	$31	$821

For the period June 1, 2009 to June 30, 2009, the following Portfolios incurred brokerage commissions with Citigroup Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

GLOBAL INFRASTRUCTURE	MID CAP GROWTH
$24	$338

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Portfolios are not backed by subprime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2009	2010	2011	2012	2013	2014	2016	TOTAL
Flexible Income	$2,688	$6,782	$6,161	$1,199	$562	$939	$4,701	$23,032
Balanced	—	—	—	—	—	—	1,122	1,122
Global Infrastructure	—	977	—	—	—	—	—	977
Dividend Growth	—	37,657	21,222	—	—	—	7,831	66,710
Capital Growth	5,305	16,400	3,145	60	—	—	—	24,910
Focus Growth	122,700	74,785	—	—	—	—	4,819	202,304
Capital Opportunities	17,415	57,567	—	—	—	—	1,921	76,903
Mid Cap Growth	—	10,928	—	—	—	—	—	10,928

At December 31, 2008, the primary reason(s) for significant temporary book/tax differences were as follows:

TEMPORARY DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES
Flexible Income	•	•
Balanced		•
Global Infrastructure		•
Dividend Growth	•	•
Equally-Weighted S&P 500		•
Capital Growth	•	•
Focus Growth	•
Capital Opportunities	•	•
Mid Cap Growth	•	•

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

Additionally, the following Portfolios had other temporary differences: Flexible Income — interest on bonds in default and capital loss deferrals on straddles; Flexible Income, Balanced, Global Infrastructure and Equally-Weighted S&P 500 — gain/loss from the mark-to-market of futures, options and/or forward foreign currency exchange contracts; Equally-Weighted S&P 500 — tax adjustments on real estate investment trusts (REITs) held by the Portfolio.

7. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money Market
Short-Term Investments
Commercial Paper	$81,468,694	—	$81,468,694	—
Repurchase Agreements	57,771,000	—	57,771,000	—
Floating Rate Notes — Corporate	12,000,000	—	12,000,000	—
Floating Rate Notes — U.S. Government Agencies	14,992,695	—	14,992,695	—
Certificates of Deposit	14,000,003	—	14,000,003	—
Time Deposits	11,000,000	—	11,000,000	—
Total	$191,232,392	—	$191,232,392	—
Flexible Income
Assets
Common Stocks
Casino/Gaming	$0	—	—	0
Electric Utilities	139	$139	—	—
Food: Specialty/Candy	0	—	—	0
Specialty Telecommunications	45	—	$33	$12
Textiles	0	—	0	—
Wireless Telecommunications	587	587	—	—
Total Common Stocks	771	726	33	12
Warrants
Casino/Gaming	0	—	0	—
Specialty Telecommunications	5	—	5	—
Total Warrants	5	—	5	—
Preferred Stocks Finance/Rental/Leasing	35,270	—	35,270	—
Asset-Backed Securities	146,585	—	146,585	—
Collateralized Mortgage Obligations Private Issues	38,125	—	37,070	1,055
U.S. Government Agency	57,683	—	57,683	—
Corporate Bonds	16,614,199	—	16,614,199	—

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Foreign Government Agencies & Obligations	$2,016,870	—	$2,016,870	—
Mortgage-Backed Securities	2,462,160	—	2,462,160	—
Municipal Bonds	115,612	—	115,612	—
U.S. Government Agencies & Obligations	6,649,780	—	6,649,780	—
Short-Term Investments
Investment Company	2,806,368	$2,806,368	—	—
U.S. Government Obligation	369,628	—	369,628	—
Total Short-Term Investments	3,175,996	2,806,368	369,628	—
Credit Default Swaps	61,848	—	61,848	—
Futures	7,480	7,480	—	—
Interest Rate Swaps	14,377	—	14,377	—
Options	5,500	5,500	—	—
Total Assets	$31,402,261	$2,820,074	$28,581,120	$1,067
Liabilities
Credit Default Swaps	$(9,771)	—	$(9,771)	—
Futures	(40,201)	$(40,201)	—	—
Interest Rate Swaps	(144,767)	—	(144,767)	—
Options	(281)	(281)	—	—
Total Liabilities	$(195,020)	$(40,482)	$(154,538)	—
Balanced
Assets
Common Stocks
Aerospace & Defense	$344,453	$344,453	—	—
Apparel/Footwear Retail	173,840	173,840	—	—
Auto Parts: OEM	189,882	189,882	—	—
Beverages: Non-Alcoholic	206,837	206,837	—	—
Cable/Satellite TV	759,243	759,243	—	—
Chemicals: Major Diversified	405,216	405,216	—	—
Computer Communications	463,577	463,577	—	—
Computer Peripherals	86,460	86,460	—	—
Computer Processing Hardware	512,499	512,499	—	—
Department Stores	239,904	239,904	—	—
Discount Stores	101,724	101,724	—	—
Drugstore Chains	276,360	276,360	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Electric Utilities	$1,243,891	$1,243,891	—	—
Electronic Equipment/Instruments	316,836	316,836	—	—
Electronic Production Equipment	457,131	457,131	—	—
Electronics/Appliances	413,760	413,760	—	—
Financial Conglomerates	1,617,105	1,617,105	—	—
Food: Major Diversified	581,045	581,045	—	—
Food: Specialty/Candy	701,732	701,732	—	—
Home Improvement Chains	618,681	618,681	—	—
Household/Personal Care	319,513	319,513	—	—
Industrial Conglomerates	1,342,695	1,342,695	—	—
Insurance Brokers/Services	962,818	962,818	—	—
Integrated Oil	1,847,102	1,847,102	—	—
Investment Banks/Brokers	408,542	408,542	—	—
Investment Managers	66,080	66,080	—	—
Major Banks	1,111,881	1,014,829	$97,052	—
Major Telecommunications	704,639	704,639	—	—
Media Conglomerates	1,442,099	1,442,099	—	—
Medical Distributors	207,740	207,740	—	—
Medical Specialties	712,831	712,831	—	—
Miscellaneous Manufacturing	228,321	228,321	—	—
Motor Vehicles	139,438	139,438	—	—
Oil & Gas Production	1,584,657	1,584,657	—	—
Oilfield Services/Equipment	417,917	417,917	—	—
Other Consumer Services	673,209	673,209	—	—
Packaged Software	77,115	77,115	—	—
Personnel Services	368,630	368,630	—	—
Pharmaceuticals: Major	1,785,343	1,785,343	—	—
Precious Metals	651,805	651,805	—	—
Property/Casualty Insurers	1,037,013	1,037,013	—	—
Regional Banks	59,728	59,728	—	—
Restaurants	247,242	247,242	—	—
Semiconductors	328,004	328,004	—	—
Tobacco	143,073	143,073	—	—
Total Common Stocks	26,577,611	26,480,559	97,052	—
Asset-Backed Securities	38,945	—	38,945	—
Corporate Bonds	4,665,613	—	4,665,613	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Foreign Government Bonds	$147,626	—	$147,626	—
Mortgage-Backed Securities	128,096	—	128,096	—
U.S. Government Agencies & Obligations	6,128,641	—	6,128,641	—
Short-Term Investments
Investment Company	1,264,867	$1,264,867	—	—
U.S. Government Obligation	99,899	—	99,899	—
Total Short-Term Investments	1,364,766	1,264,867	99,899	—
Credit Default Swaps	34	—	34	—
Futures	506	506	—	—
Options	2,200	2,200	—	—
Total Assets	$39,054,038	$27,748,132	$11,305,906	—
Liabilities
Futures	$(36,122)	$(36,122)	—	—
Options	(113)	(113)	—	—
Total Liabilities	$(36,235)	$(36,235)	—	—
Global Infrastructure
Assets
Common Stocks
Building Products	$175,933	—	$175,933	—
Construction	1,147,775	—	1,147,775	—
Construction Materials	110,161	—	110,161	—
Electric Utilities	8,409,503	$3,111,923	5,297,580	—
Energy	2,224,711	2,224,711	—	—
Engineering	284,217	—	284,217	—
Engineering & Construction	1,718,538	829,066	889,472	—
Environmental Services	161,756	—	161,756	—
Gas Distributors	2,462,320	1,171,717	1,290,603	—
Industrial	797,516	—	797,516	—
Investment Managers	45,377	—	45,377	—
Investment Trusts/Mutual Funds	457,285	—	457,285	—
Major Telecommunications	1,914,575	53,391	1,861,184	—
Manufacturers	170,713	—	170,713	—
Marine Shipping	1,766,414	21,030	1,745,384	—
Alternative Power Generation	241,860	241,860	—	—
Miscellaneous Commercial Services	269,840	—	269,840	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Miscellaneous Manufacturing	$83,761	—	$83,761	—
Natural Gas-Pipelines	37,257	$37,257	—	—
Oil & Gas Pipelines	1,497,505	1,429,897	67,608	—
Oil & Gas Production	223,440	223,440	—	—
Other Transportation	8,106,300	984,095	7,122,205	—
Railroads	38,063	—	38,063	—
Shipping	67,063	22,274	44,789	—
Specialty Telecommunications	241,281	—	241,281	—
Telecommunications Equipment	182,806	—	182,806	—
Transportation	180,613	—	180,613	—
Utilities	40,482	—	40,482	—
Warehouse	72,058	—	72,058	—
Water Utilities	91,290	91,290	—	—
Wireless Telecommunications	276,033	185,421	90,612	—
Total Common Stocks	33,496,446	10,627,372	22,869,074	—
Forward Contracts	5,113	—	5,113	—
Total Assets	$33,501,559	$10,627,372	$22,874,187	—
Liabilities
Forward Contracts	$(63,888)	—	$(63,888)	—
Dividend Growth
Assets
Common Stocks
Aerospace & Defense	$3,582,981	$3,582,981	—	—
Agricultural Commodities/Milling	1,948,485	1,948,485	—	—
Apparel/Footwear	2,008,867	2,008,867	—	—
Apparel/Footwear Retail	1,569,972	1,569,972	—	—
Biotechnology	1,230,855	1,230,855	—	—
Chemicals: Agricultural	1,279,614	1,279,614	—	—
Computer Processing Hardware	3,333,977	3,333,977	—	—
Contract Drilling	1,917,425	1,917,425	—	—
Drugstore Chains	1,828,478	1,828,478	—	—
Electric Utilities	3,688,251	3,688,251	—	—
Engineering & Construction	2,687,548	2,687,548	—	—
Financial Conglomerates	1,779,178	1,779,178	—	—
Hotels/Resorts/Cruiselines	873,059	873,059	—	—
Household/Personal Care	923,479	923,479	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Industrial Conglomerates	$3,753,021	$3,753,021	—	—
Industrial Machinery	746,325	746,325	—	—
Information Technology Services	2,931,115	2,931,115	—	—
Integrated Oil	6,827,051	6,827,051	—	—
Internet Retail	1,277,681	1,277,681	—	—
Internet Software/Services	1,557,353	1,557,353	—	—
Investment Banks/Brokers	1,423,238	1,423,238	—	—
Life/Health Insurance	2,353,281	2,353,281	—	—
Major Banks	2,701,327	2,701,327	—	—
Major Telecommunications	1,796,826	1,796,826	—	—
Managed Health Care	3,303,251	3,303,251	—	—
Media Conglomerates	1,803,876	1,803,876	—	—
Oil Refining/Marketing	1,502,366	1,502,366	—	—
Oilfield Services/Equipment	1,168,722	1,168,722	—	—
Packaged Software	4,849,131	4,849,131	—	—
Pharmaceuticals: Generic Drugs	2,041,614	2,041,614	—	—
Pharmaceuticals: Major	7,242,275	7,242,275	—	—
Property/Casualty Insurers	3,384,673	3,384,673	—	—
Pulp & Paper	960,301	960,301	—	—
Railroads	1,701,718	1,701,718	—	—
Restaurants	2,024,223	2,024,223	—	—
Specialty Telecommunications	263	263	—	—
Steel	1,084,709	1,084,709	—	—
Tobacco	4,035,466	4,035,466	—	—
Trucks/Construction/Farm Machinery	1,137,237	1,137,237	—	—
Total Common Stocks	90,259,212	90,259,212	—	—
Short-Term Investment
Investment Company	330,050	330,050	—	—
Total Assets	$90,589,262	$90,589,262	—	—
Equally-Weighted S&P 500
Assets
Common Stocks
Advertising/Marketing Services	$319,634	$319,634	—	—
Aerospace & Defense	1,632,344	1,632,344	—	—
Aerospace	177,822	177,822	—	—
Agricultural Commodities/Milling	175,638	175,638	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Air Freight/Couriers	$745,088	$745,088	—	—
Airlines	181,407	181,407	—	—
Aluminum	152,078	152,078	—	—
Apparel/Footwear	652,610	652,610	—	—
Apparel/Footwear Retail	846,492	846,492	—	—
Auto Parts: OEM	170,763	170,763	—	—
Automotive Aftermarket	164,790	164,790	—	—
Beverages: Alcoholic	496,321	496,321	—	—
Beverages: Non-Alcoholic	863,334	863,334	—	—
Biotechnology	1,353,884	1,353,884	—	—
Building Products	184,607	184,607	—	—
Cable/Satellite TV	713,747	713,747	—	—
Casinos/Gaming	329,570	329,570	—	—
Chemicals: Agricultural	301,706	301,706	—	—
Chemicals: Major Diversified	701,245	701,245	—	—
Chemicals: Specialty	525,303	525,303	—	—
Coal	482,661	482,661	—	—
Commercial Printing/Forms	164,156	164,156	—	—
Computer Communications	524,296	524,296	—	—
Computer Peripherals	661,906	661,906	—	0
Computer Processing Hardware	707,525	707,525	—	—
Construction Materials	160,160	160,160	—	—
Containers/Packaging	879,986	879,986	—	—
Contract Drilling	647,684	647,684	—	—
Data Processing Services	1,400,417	1,400,417	—	—
Department Stores	500,251	500,251	—	—
Discount Stores	1,055,001	1,055,001	—	—
Drugstore Chains	332,219	332,219	—	—
Electric Utilities	5,051,000	5,051,000	—	—
Electrical Products	526,351	526,351	—	—
Electronic Components	879,690	879,690	—	—
Electronic Equipment/Instruments	522,235	522,235	—	—
Electronic Production Equipment	674,566	674,566	—	—
Electronics/Appliance Stores	353,861	353,861	—	—
Electronics/Appliances	493,477	493,477	—	—
Engineering & Construction	500,695	500,695	—	—
Environmental Services	358,737	358,737	—	—

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Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Finance/Rental/Leasing	$983,554	$983,554	—	—
Financial Conglomerates	985,179	985,179	—	—
Financial Publishing/Services	688,460	688,460	—	—
Food Distributors	153,718	153,718	—	—
Food Retail	638,432	638,432	—	—
Food: Major Diversified	1,245,907	1,245,907	—	—
Food: Meat/Fish/Dairy	522,601	522,601	—	—
Food: Specialty/Candy	512,844	512,844	—	—
Forest Products	170,560	170,560	—	—
Gas Distributors	1,173,827	1,173,827	—	—
Home Building	891,417	891,417	—	—
Home Furnishings	341,214	341,214	—	—
Home Improvement Chains	705,467	705,467	—	—
Hospital/Nursing Management	164,271	164,271	—	—
Hotels/Resorts/Cruiselines	646,258	646,258	—	—
Household/Personal Care	1,023,355	1,023,355	—	—
Industrial Conglomerates	1,007,890	1,007,890	—	—
Industrial Machinery	847,898	847,898	—	—
Industrial Specialties	333,067	333,067	—	—
Information Technology Services	867,105	867,105	—	—
Insurance Brokers/Services	337,728	337,728	—	—
Integrated Oil	1,002,302	1,002,302	—	—
Internet Retail	352,089	352,089	—	—
Internet Software/Services	683,060	683,060	—	—
Investment Banks/Brokers	1,535,491	1,535,491	—	—
Investment Managers	1,208,433	1,208,433	—	—
Life/Health Insurance	1,004,966	1,004,966	—	—
Major Banks	1,827,972	1,827,972	—	—
Major Telecommunications	526,321	526,321	—	—
Managed Health Care	999,355	999,355	—	—
Media Conglomerates	795,138	795,138	—	—
Medical Distributors	658,382	658,382	—	—
Medical Specialties	2,730,158	2,730,158	—	—
Medical/Nursing Services	183,892	183,892	—	—
Miscellaneous Commercial Services	336,076	336,076	—	—
Miscellaneous Manufacturing	165,615	165,615	—	—
Motor Vehicles	355,106	355,106	—	—
Multi-Line Insurance	281,830	281,830	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Office Equipment/Supplies	$345,604	$345,604	—	—
Oil & Gas Pipelines	349,394	349,394	—	—
Oil & Gas Production	2,136,873	2,136,873	—	—
Oil Refining/Marketing	492,645	492,645	—	—
Oilfield Services/Equipment	1,331,232	1,331,232	—	—
Other Consumer Services	881,285	881,285	—	—
Other Consumer Specialties	161,228	161,228	—	—
Other Metals/Minerals	166,155	166,155	—	—
Packaged Software	2,050,051	2,050,051	—	—
Personnel Services	355,340	355,340	—	—
Pharmaceuticals: Generic Drugs	334,435	334,435	—	—
Pharmaceuticals: Major	1,425,196	1,425,196	—	—
Pharmaceuticals: Other	525,153	525,153	—	—
Precious Metals	334,489	334,489	—	—
Property/Casualty Insurers	1,201,138	1,201,138	—	—
Publishing: Books/Magazines	156,136	156,136	—	—
Publishing: Newspapers	481,200	481,200	—	—
Pulp & Paper	367,642	367,642	—	—
Railroads	659,155	659,155	—	—
Real Estate Development	175,238	175,238	—	—
Real Estate Investment Trusts	2,391,767	2,391,767	—	—
Recreational Products	535,352	535,352	—	—
Regional Banks	946,675	946,675	—	—
Restaurants	648,818	648,818	—	—
Savings Banks	339,762	339,762	—	—
Semiconductors	2,168,608	2,168,608	—	—
Services To The Health Industry	1,046,576	1,046,576	—	—
Specialty Insurance	334,231	334,231	—	—
Specialty Stores	1,228,454	1,228,454	—	—
Specialty Telecommunications	894,797	894,797	—	—
Steel	669,179	669,179	—	—
Telecommunications Equipment	853,171	853,171	—	—
Tobacco	671,472	671,472	—	—
Tools & Hardware	508,548	508,548	—	—
Trucks/Construction/Farm Machinery	841,159	841,159	—	—
Wholesale Distributors	362,746	362,746	—	—
Wireless Telecommunications	141,086	141,086	—	—
Total Common Stocks	84,964,185	84,964,185	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investment
Investment Company	$369,884	$369,884.00	—	—
Futures	576	576	—	—
Total Assets	$85,334,645	$85,334,645	—	—
Capital Growth
Assets
Common Stocks
Air Freight/Couriers	989,799	989,799	—	—
Biotechnology	757,035	757,035	—	—
Casino/Gaming	507,085	507,085	—	—
Chemicals: Agricultural	1,307,195	1,307,195	—	—
Computer Communications	586,470	586,470	—	—
Computer Peripherals	0	—	—	0
Computer Processing Hardware	1,450,080	1,450,080	—	—
Construction Materials	626,697	626,697	—	—
Discount Stores	259,162	259,162	—	—
Electronic Components	223,401	223,401	—	—
Finance/Rental/Leasing	1,657,250	1,657,250	—	—
Financial Conglomerates	1,933,381	1,933,381	—	—
Financial Publishing/Services	245,818	245,818	—	—
Information Technology Services	169,674	169,674	—	—
Internet Retail	1,749,247	1,749,247	—	—
Internet Software/Services	3,129,585	2,379,763	$749,822	—
Investment Banks/Brokers	1,180,341	1,180,341	—	—
Medical Specialties	263,002	263,002	—	—
Miscellaneous Commercial Services	179,034	179,034	—	—
Oil & Gas Production	1,832,894	1,832,894	—	—
Other Consumer Services	371,652	371,652	—	—
Other Transportation	109,253	—	109,253	—
Packaged Software	427,504	427,504	—	—
Personnel Services	126,615	126,615	—	—
Pharmaceuticals: Other	334,345	334,345	—	—
Property/Casualty Insurers	890,647	890,647	—	—
Restaurants	592,672	592,672	—	—
Telecommunications Equipment	1,075,172	1,075,172	—	—
Wholesale Distributors	582,734	—	582,734	—
Wireless Telecommunications	429,250	429,250	—	—
Total Common Stocks	23,986,994	22,545,185	1,441,809	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investment
Investment Company	$828,878	$828,878	—	—
Total Assets	$24,815,872	$23,374,063	$1,441,809	—
Focus Growth
Assets
Common Stocks
Air Freight/Couriers	$4,647,844	$4,647,844	—	—
Biotechnology	1,903,582	1,903,582	—	—
Casino/Gaming	1,931,369	1,931,369	—	—
Chemicals: Agricultural	5,289,440	5,289,440	—	—
Computer Communications	1,828,547	1,828,547	—	—
Computer Processing Hardware	6,001,430	6,001,430	—	—
Construction Materials	744,622	744,622	—	—
Finance/Rental/Leasing	3,398,568	3,398,568	—	—
Financial Conglomerates	6,004,435	6,004,435	—	—
Internet Retail	6,982,264	6,982,264	—	—
Internet Software/Services	13,077,643	9,407,701	$3,669,942	—
Investment Banks/Brokers	6,361,568	6,361,568	—	—
Miscellaneous Commercial Services	690,851	690,851	—	—
Oil & Gas Production	5,585,814	5,585,814	—	—
Packaged Software	1,633,676	1,633,676	—	—
Property/Casualty Insurers	1,928,556	1,928,556	—	—
Telecommunications Equipment	3,011,951	3,011,951	—	—
Wholesale Distributors	2,256,091	—	2,256,091	—
Total Common Stocks	73,278,251	67,352,218	5,926,033	—
Short-Term Investment
Investment Company	695,808	695,808	—	—
Total Assets	$73,974,059	$68,048,026	$5,926,033	—
Capital Opportunities
Assets
Common Stocks
Air Freight/Couriers	$509,302	$509,302	—	—
Biotechnology	1,291,306	1,291,306	—	—
Casino/Gaming	353,530	353,530	—	—
Chemicals: Agricultural	968,650	968,650	—	—
Computer Processing Hardware	1,046,006	1,046,006	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Construction Materials	$171,408	$171,408	—	—
Electric Utilities	21,984	21,984	—	—
Electronic Production Equipment	578,509	578,509	—	—
Finance/Rental/Leasing	1,217,367	1,217,367	—	—
Financial Conglomerates	1,069,841	1,069,841	—	—
Financial Publishing/Services	336,932	336,932	—	—
Homebuilding	116,820	116,820	—	—
Internet Retail	1,859,169	1,859,169	—	—
Internet Software/Services	2,766,804	1,851,646	$915,158	—
Investment Banks/Brokers	1,642,861	1,642,861	—	—
Miscellaneous Commercial Services	551,681	551,681	—	—
Oil & Gas Production	1,577,983	1,577,983	—	—
Packaged Software	429,603	429,603	—	—
Services To The Health Industry	648,045	648,045	—	—
Telecommunications Equipment	469,427	469,427	—	—
Wholesale Distributors	510,491	—	510,491	—
Total Common Stocks	18,137,719	16,712,070	1,425,649	—
Short-Term Investment
Investment Company	613,512	613,512	—	—
Total Assets	$18,751,231	$17,325,582	$1,425,649	—
Mid-Cap Growth
Assets
Common Stocks
Air Freight/Couriers	$1,182,355	$1,182,355	—	—
Alternative Power Generation	278,398	278,398	—	—
Apparel/Footwear Retail	255,144	255,144	—	—
Biotechnology	1,955,981	1,955,981	—	—
Broadcasting	252,129	252,129	—	—
Casino/Gaming	661,335	661,335	—	—
Chemicals: Major Diversified	403,015	403,015	—	—
Chemicals: Specialty	255,775	255,775	—	—
Construction Materials	725,033	725,033	—	—
Discount Stores	246,191	246,191	—	—
Electronic Components	224,351	—	$224,351	—
Engineering & Construction	320,608	320,608	—	—
Finance/Rental/Leasing	639,056	639,056	—	—

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		Fair Value Measurements at June 30, 2009 Using
Investment Type	Total	Unadjusted Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Conglomerates	$985,909	$985,909	—	—
Financial Publishing/Services	647,113	647,113	—	—
Home Building	473,378	473,378	—	—
Home Furnishings	137,903	137,903	—	—
Information Technology Services	502,691	502,691	—	—
Internet Retail	977,057	977,057	—	—
Internet Software/Services	2,136,511	1,158,481	$978,030	—
Investment Banks/Brokers	773,496	773,496	—	—
Investment Managers	248,534	248,534	—	—
Investment Trusts/Mutual Funds	256,483	256,483	—	—
Medical Specialties	606,018	606,018	—	—
Miscellaneous Commercial Services	634,907	634,907	—	—
Oil & Gas Production	2,492,865	2,492,865	—	—
Other Consumer Services	1,913,484	1,452,775	460,709	—
Other Metals/Minerals	384,668	384,668	—	—
Packaged Software	878,235	878,235	—	—
Personnel Services	173,761	173,761	—	—
Pharmaceuticals: Other	321,260	321,260	—	—
Restaurants	538,710	538,710	—	—
Wholesale Distributors	706,191	—	706,191	—
Wireless Telecommunications	341,233	341,233	—	—
Total Common Stocks	23,529,778	21,160,497	2,369,281	—
Convertible Preferred Stock	175,968	—	—	$175,968
Short-Term Investment
Investment Company	582,036	582,036	—	—
Total	$24,287,782	$21,742,533	$2,369,281	$175,968

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Flexible Income	Balanced	Mid Cap Growth
Beginning Balance	$464,042	$40,375	$175,968
Net purchases (sales)	(437,554)	(63,818)	—
Transfers in and/or (out)	(97,195)	—	—
Change in unrealized appreciation/depreciation	2,386,868	46,490	—
Realized gains (losses)	(2,315,094)	(23,047)	—
Ending Balance	$1,067	$0	$175,968
Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2009	$(1,246)	—	—

Equally-Weighted S&P 500 and Capital Growth held one Level 3 security with a value of $0 for the entire period.

8. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or the generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contact. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as result of the potential inability of the counterparties to meet the term of their contracts.

Summarized below are specific types of financial instruments used by certain Portfolios.

Forward Foreign Currency Contracts Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bears the risk of an unfavorable change in the foreign exchange rates

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underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$200,561	$331,758
Global Infrastructure	48,449,602	52,814,138
Capital Growth	131,490	136,478
Focus Growth	—	530,279
Capital Opportunities	—	157,421
Mid Cap Growth	255,896	440,115

Futures Certain Portfolios may purchase and sell interest rate, Eurodollar and index futures ("derivative instruments") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased. These futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in value of the underlying securities. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the term of their contracts.

Transactions in futures contracts for the six months ended June 30, 2009, were as follows:

Flexible Income:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	59
Futures contracts opened	356
Futures contracts closed	(352)
Futures contracts, outstanding at end of the period	63
Balanced:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	41
Futures contracts opened	190
Futures contracts closed	(183)
Futures contracts, outstanding at end of the period	48

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Equally-Weighted S&P 500:
NUMBER OF CONTRACTS
Futures contracts, outstanding at beginning of the period	4
Futures contracts opened	55
Futures contracts closed	(44)
Futures contracts, outstanding at end of the period	15

Options For hedging and investment purposes, certain Portfolios may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option.

Transactions in options for the six months ended June 30, 2009 were as follows:

Flexible Income:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	27	$13,428
Options written	84	15,690
Options closed	(66)	(23,787)
Options written, outstanding at end of period	45	$5,331
	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of the period	27	$24,371
Options purchased	55	42,495
Options closed	(27)	(24,371)
Options purchased, outstanding at end of the period	55	$42,495
Balanced:
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	11	$5,470
Options written	33	6,150
Options closed	(26)	(9,456)
Options written, outstanding at end of period	18	$2,164

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	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of the period	11	$9,929
Options purchased	22	17,021
Options closed	(11)	(9,929)
Options purchased, outstanding at end of the period	22	$17,021

Swaps Certain Portfolios may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swap") and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio position and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of correlation and manage risk. Suck risks may exceed the related amounts shown in the Statements of Assets and Liabilities.

Certain Portfolios may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if a Portfolio had invested in the issuer directly. Credit default swaps are subject to general market risks, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investments. In addition, if the portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Transactions in swap contracts for the six months ended June 30, 2009, were as follows:

Flexible Income:
NOTIONAL AMOUNT (000'S)
Swap contracts, outstanding at beginning of the period	$83,503
Swap opened	24,293
Swap closed	(98,752)
Swap contracts, outstanding at end of the period	$9,044

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Balanced:
NOTIONAL AMOUNT (000'S)
Swap contracts, outstanding at beginning of the period	$26,630
Swap opened	833
Swap closed	(27,453)
Swap contracts, outstanding at end of the period	$10

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understanding how and way the Fund uses derivative instruments, how these derivative instruments are accounted for their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2009.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$7,480	†	Variation margin	$(40,201)†
	Risk	Option purchased - Investments, at value	5,500		Written options outstanding	(281)
		Unrealized appreciation on open swap contracts	14,377		Unrealized depreciation on open swap contracts	(144,767)
	Credit Risk	Unrealized appreciation on open swap contracts	61,848		Unrealized depreciation on open swap contracts	(9,771)
			$89,205			$(195,020)
Balanced	Interest Rate	Variation margin	$506	†	Variation margin	$(36,122)†
	Risk	Option purchased - Investments, at value	2,200		Written options outstanding	(113)
	Credit Risk	Unrealized appreciation on open swap contracts	34		Unrealized depreciation on open swap contracts	—
			$2,740			$(36,235)
Global Infrastructure	Foreign Exchange Risk	Unrealized appreciation on open forward foreign exchange contracts	$5,113		Unrealized depreciation on open forward foreign exchange contracts	$(63,888)

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PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Equally-Weighted S&P 500	Equity Risk	Variation margin	$576	†	Variation margin	—
Mid Cap Growth	Foreign Exchange Risk	Unrealized appreciation on open forward foreign exchange contracts	0††		Unrealized depreciation on open forward foreign exchange contracts	0††

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

††  Amounts less than $1.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED	FORWARD FOREIGN CURRENCY
Flexible Income	Interest Rate Risk	$177,216	$940,119	$45,657	$(26,562)	—
	Credit Risk	—	24,284	—	—	—
	Foreign Exchange Risk	—	—	—	—	$3,877
		$177,216	$964,403	$45,657	$(26,562)	$3,877
Balanced	Interest Rate Risk	$24,305	$658,710	$(10,838)	$18,541	—
	Credit Risk	—	6,116	—	—	—
		$24,305	$664,826	$(10,838)	$18,541	—
Global Infrastructure	Foreign Exchange Risk	—	—	—	—	$(46,251)
Equally-Weighted S&P 500	Equity Risk	$97,004	—	—	—	—
Capital Growth	Foreign Exchange Risk	—	—	—	—	$703
Focus Growth	Foreign Exchange Risk	—	—	—	—	$1,954
Capital Opportunities	Foreign Exchange Risk	—	—	—	—	$(1,193)
Mid Cap Growth	Foreign Exchange Risk	—	—	—	—	$631

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

  CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED	FORWARD FOREIGN CURRENCY
Flexible Income	Interest Rate Risk	$136,046	$(997,711)	$30,603	$(75,399)	—
	Credit Risk	—	37,013	—	—	—
	Foreign Exchange Risk	—	—	—	—	$2,323
		$136,046	$(960,698)	$30,603	$(75,399)	$2,323
Balanced	Interest Rate Risk	$57,764	$(689,823)	$12,462	$(30,467)	—
	Credit Risk	—	(8,729)	—	—	—
		$57,764	$(698,552)	$12,462	$(30,467)	—
Global Infrastructure	Foreign Exchange Risk	—	—	—	—	$(104,038)
Equally-Weighted S&P 500	Equity Risk	$(4,957)	—	—	—	—

9. Accounting Pronouncements

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund's financial statements. The disclosures required by FSP 157-4 are included in Note 7 of the financial statements.

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 ("SFAS 165"), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2009 (unaudited) continued

the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

10. Guarantee Program for Money Market Funds

On September 29, 2008, the Trustees approved the participation by the Money Market Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under this Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of the Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the Securities and Exchange Commission ("SEC"). To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign-up for the Program. Investors cannot sign-up for the Program individually. The Program was in effect for an initial three month term, expiring December 18, 2008. On November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009 and on March 31, 2009, the U.S. Treasury announced the further extension of the Program until September 19, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Money Market Portfolio has met the requirements and continues to participate in this Program. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008.

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Morgan Stanley Select Dimensions Investment Series

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2004	$1.00	$0.010		—	$0.010	$(0.010)	—		$(0.010)
2005	1.00	0.030		—	0.030	(0.030)	—		(0.030)
2006	1.00	0.040		—	0.040	(0.040)	—		(0.040)
2007	1.00	0.050		—	0.050	(0.050)	—		(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2009 ^	1.00	0.000	(l)	—	0.000 (l)	0.000 (l)	—		0.000 (l)
CLASS Y SHARES
2004	1.00	0.010		—	0.010	(0.010)	—		(0.010)
2005	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2006	1.00	0.040		—	0.040	(0.040)	—		(0.040)
2007	1.00	0.050		—	0.050	(0.050)	—		(0.050)
2008	1.00	0.020		—	0.020	(0.020)	—		(0.020)
2009 ^	1.00	0.000	(l)	—	0.000 (l)	0.000 (l)	—		0.000 (l)
FLEXIBLE INCOME CLASS X SHARES
2004	7.80	0.38		$0.14	0.52	(0.64)	—		(0.64)
2005	7.68	0.38		(0.17)	0.21	(0.54)	—		(0.54)
2006	7.35	0.46		(0.04)	0.42	(0.47)	—		(0.47)
2007	7.30	0.48		(0.21)	0.27	(0.44)	$(0.01	)(d)	(0.45)
2008	7.12	0.41		(1.93)	(1.52)	(0.14)	—		(0.14)
2009 ^	5.46	0.10		0.41	0.51	(0.43)	—		(0.43)
CLASS Y SHARES
2004	7.78	0.36		0.13	0.49	(0.62)	—		(0.62)
2005	7.65	0.36		(0.16)	0.20	(0.52)	—		(0.52)
2006	7.33	0.44		(0.05)	0.39	(0.45)	—		(0.45)
2007	7.27	0.46		(0.20)	0.26	(0.42)	(0.01	)(d)	(0.43)
2008	7.10	0.39		(1.93)	(1.54)	(0.13)	—		(0.13)
2009 ^	5.43	0.09		0.41	0.50	(0.42)	—		(0.42)
BALANCED CLASS X SHARES
2004	14.71	0.31		1.28	1.59	(0.35)	—		(0.35)
2005	15.95	0.34		0.95	1.29	(0.36)	—		(0.36)
2006	16.88	0.41		1.60	2.01	(0.44)	(0.88)		(1.32)
2007	17.57	0.42		0.28	0.70	(0.45)	(1.42)		(1.87)
2008	16.40	0.36		(3.77)	(3.41)	(0.11)	(1.83)		(1.94)
2009 ^	11.05	0.12		(0.09)	0.03	(0.35)	—		(0.35)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2004		$1.00	0.86%		$67,945	0.55%		0.84%		—		N/A
2005		1.00	2.73		52,030	0.57		2.68		—		N/A
2006		1.00	4.59		46,731	0.58		4.56		—		N/A
2007		1.00	4.93		38,036	0.58		4.79		—		N/A
2008		1.00	2.38		42,190	0.58		2.34		—		N/A
2009	^	1.00	0.02	(j)	49,993	0.48	(h)(i)(k)	0.04	(h)(i)(k)	—		N/A
CLASS Y SHARES
2004		1.00	0.61		33,468	0.80		0.59		—		N/A
2005		1.00	2.48		37,010	0.82		2.43		—		N/A
2006		1.00	4.34		74,239	0.83		4.31		—		N/A
2007		1.00	4.67		84,724	0.83		4.54		—		N/A
2008		1.00	2.13		173,595	0.83		1.91		—		N/A
2009	^	1.00	0.01	(j)	140,852	0.50	(h)(i)(k)	0.02	(h)(i)(k)	—		N/A
FLEXIBLE INCOME CLASS X SHARES
2004		7.68	7.00		43,658	0.69		4.96		—		201%
2005		7.35	2.88		35,755	0.60		5.11		—		83
2006		7.30	5.76		29,166	0.56		6.30		—		52
2007		7.12	3.89		24,135	0.61		6.62		—		51
2008		5.46	(21.62)		14,743	0.67	(f)	6.48	(f)	0.00	%(g)	73
2009	^	5.54	9.14	(j)	13,925	0.93	(f)(k)	3.67	(f)(k)	0.00	(g)(k)	112	(j)
CLASS Y SHARES
2004		7.65	6.61		26,927	0.94		4.71		—		201
2005		7.33	2.62		25,624	0.85		4.86		—		83
2006		7.27	5.68		25,765	0.81		6.05		—		52
2007		7.10	3.64		25,381	0.86		6.37		—		51
2008		5.43	(21.89)		15,658	0.92	(f)	6.23	(f)	0.00	(g)	73
2009	^	5.51	8.97	(j)	16,078	1.18	(f)(k)	3.42	(f)(k)	0.00	(g)(k)	112	(j)
BALANCED CLASS X SHARES
2004		15.95	10.93		75,517	0.69		2.04		—		62
2005		16.88	8.21		64,663	0.70		2.07		—		55
2006		17.57	12.67		54,204	0.74		2.42		—		45
2007		16.40	3.86		42,488	0.78		2.44		—		86
2008		11.05	(22.51)		25,225	0.84	(f)	2.65	(f)	0.01		65
2009	^	10.73	0.14	(j)	23,966	0.86	(f)(k)	2.21	(f)(k)	0.01	(k)	39	(j)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
BALANCED CLASS Y SHARES
2004	$14.68	$0.27	$1.28	$1.55	$(0.31)	—	$(0.31)
2005	15.92	0.30	0.95	1.24	(0.32)	—	(0.32)
2006	16.84	0.37	1.59	1.96	(0.40)	$(0.88)	(1.28)
2007	17.52	0.38	0.29	0.67	(0.41)	(1.42)	(1.83)
2008	16.36	0.33	(3.76)	(3.43)	(0.10)	(1.83)	(1.93)
2009 ^	11.00	0.10	(0.09)	0.01	(0.32)	—	(0.32)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2004	15.46	0.36	3.37	3.73	(0.37)	—	(0.37)
2005	18.82	0.43	2.62	3.05	(0.44)	—	(0.44)
2006	21.43	0.46	3.88	4.34	(0.48)	—	(0.48)
2007	25.29	0.51	4.49	5.00	(0.52)	—	(0.52)
2008	29.77	0.58	(10.37)	(9.79)	(0.15)	—	(0.15)
2009 ^	19.83	0.39	(0.14)	0.25	(0.69)	—	(0.69)
CLASS Y SHARES
2004	15.45	0.32	3.37	3.69	(0.33)	—	(0.33)
2005	18.81	0.38	2.62	3.00	(0.39)	—	(0.39)
2006	21.42	0.40	3.87	4.27	(0.42)	—	(0.42)
2007	25.27	0.45	4.48	4.93	(0.45)	—	(0.45)
2008	29.75	0.52	(10.36)	(9.84)	(0.13)	—	(0.13)
2009 ^	19.78	0.37	(0.14)	0.23	(0.64)	—	(0.64)
DIVIDEND GROWTH CLASS X SHARES
2004	14.83	0.23	0.99	1.22	(0.24)	—	(0.24)
2005	15.81	0.20	0.67	0.87	(0.20)	—	(0.20)
2006	16.48	0.22	1.62	1.84	(0.23)	—	(0.23)
2007	18.09	0.22	0.55	0.77	(0.22)	—	(0.22)
2008	18.64	0.26	(7.06)	(6.80)	(0.07)	—	(0.07)
2009 ^	11.77	0.11	0.19	0.30	(0.25)	—	(0.25)

See Notes to Financial Statements

						RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
BALANCED CLASS Y SHARES
2004		$15.92	10.68%		$27,308	0.94%		1.79%		—		62%
2005		16.84	7.89		27,970	0.95		1.82		—		55
2006		17.52	12.37		30,562	0.99		2.17		—		45
2007		16.36	3.60		27,535	1.03		2.19		—		86
2008		11.00	(22.64)		17,048	1.09	(f)	2.40	(f)	0.01%		65
2009	^	10.69	(0.03	)(j)	15,189	1.11	(f)(k)	1.96	(f)(k)	0.01	(k)	39	(j)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2004		18.82	24.44		63,052	0.71		2.19		—		29
2005		21.43	16.28		59,823	0.72		2.12		—		38
2006		25.29	20.50		52,892	0.74		2.02		—		21
2007		29.77	19.86		48,582	0.75		1.83		—		8
2008		19.83	(33.02)		26,297	0.84	(f)	2.28	(f)	0.00	(g)	77
2009	^	19.39	1.23	(j)	23,733	1.44	(f)(k)	4.38	(f)(k)	0.00	(g)(k)	128	(j)
CLASS Y SHARES
2004		18.81	24.15		15,650	0.96		1.94		—		29
2005		21.42	16.00		16,267	0.97		1.87		—		38
2006		25.27	20.17		17,495	0.99		1.77		—		21
2007		29.75	19.59		18,763	1.00		1.58		—		8
2008		19.78	(33.19)		10,886	1.09	(f)	2.03	(f)	0.00	(g)	77
2009	^	19.37	1.10	(j)	9,740	1.69	(f)(k)	4.13	(f)(k)	0.00	(g)(k)	128	(j)
DIVIDEND GROWTH CLASS X SHARES
2004		15.81	8.29		307,093	0.65		1.54		—		44
2005		16.48	5.57		249,516	0.63		1.26		—		38
2006		18.09	11.25		201,169	0.67		1.31		—		115
2007		18.64	4.27		153,676	0.67		1.18		—		48
2008		11.77	(36.60)		77,428	0.71	(f)	1.63	(f)	0.01		61
2009	^	11.82	2.53	(j)	68,815	0.74	(f)(k)	1.96	(f)(k)	0.00	(g)(k)	16	(j)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
DIVIDEND GROWTH CLASS Y SHARES
2004	$14.81	$0.20	$0.98	$1.18	$(0.20)	—	$(0.20)
2005	15.79	0.16	0.66	0.82	(0.16)	—	(0.16)
2006	16.45	0.18	1.62	1.80	(0.18)	—	(0.18)
2007	18.07	0.17	0.55	0.72	(0.18)	—	(0.18)
2008	18.61	0.22	(7.04)	(6.82)	(0.06)	—	(0.06)
2009 ^	11.73	0.09	0.19	0.28	(0.21)	—	(0.21)
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2004	21.13	0.23	3.27	3.50	(0.18)	—	(0.18)
2005	24.45	0.32	1.54	1.86	(0.23)	$(0.37)	(0.60)
2006	25.71	0.37	3.45	3.82	(0.34)	(1.44)	(1.78)
2007	27.75	0.41	0.20	0.61	(0.42)	(2.57)	(2.99)
2008	25.37	0.32	(8.73)	(8.41)	(0.45)	(4.90)	(5.35)
2009 ^	11.61	0.11	1.34	1.45	(0.34)	(0.55)	(0.89)
CLASS Y SHARES
2004	20.99	0.18	3.23	3.41	(0.15)	—	(0.15)
2005	24.25	0.26	1.53	1.79	(0.19)	(0.37)	(0.56)
2006	25.48	0.30	3.42	3.72	(0.29)	(1.44)	(1.73)
2007	27.47	0.34	0.19	0.53	(0.35)	(2.57)	(2.92)
2008	25.08	0.27	(8.63)	(8.36)	(0.37)	(4.90)	(5.27)
2009 ^	11.45	0.10	1.31	1.41	(0.29)	(0.55)	(0.84)
CAPITAL GROWTH CLASS X SHARES
2004	14.16	0.05	1.03	1.08	(0.03)	—	(0.03)
2005	15.21	0.01	2.35	2.36	(0.06)	—	(0.06)
2006	17.51	(0.01)	0.70	0.69	—	—	—
2007	18.20	0.08	3.92	3.99	—	—	0.00
2008	22.19	(0.04)	(10.74)	(10.78)	(0.06)	—	(0.06)
2009 ^	11.35	0.00	3.02	3.02	—	—	—

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
DIVIDEND GROWTH CLASS Y SHARES
2004		$15.79	8.03%	$59,314	0.90%		1.29%		—		44%
2005		16.45	5.32	56,061	0.88		1.01		—		38
2006		18.07	10.98	54,255	0.92		1.06		—		115
2007		18.61	3.95	49,021	0.92		0.93		—		48
2008		11.73	(36.76)	24,355	0.96	(f)	1.38	(f)	0.01%		61
2009	^	11.80	2.41 (j)	21,776	0.99	(f)(k)	1.71	(f)(k)	0.00	(g)(k)	16	(j)
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2004		24.45	16.65	142,320	0.50		1.07		—		20
2005		25.71	7.81	120,117	0.27		1.30		—		17
2006		27.75	15.69	103,824	0.27		1.40		—		17
2007		25.37	1.47	77,688	0.28		1.48		—		17
2008		11.61	(40.02)	36,814	0.31	(f)	1.70	(f)	0.00	(g)	32
2009	^	12.17	12.53 (j)	36,456	0.39	(f)(k)	1.93	(f)(k)	0.00	(g)(k)	21	(j)
CLASS Y SHARES
2004		24.25	16.33	80,900	0.75		0.82		—		20
2005		25.48	7.57	101,156	0.52		1.05		—		17
2006		27.47	15.34	112,897	0.52		1.15		—		17
2007		25.08	1.23	99,861	0.53		1.23		—		17
2008		11.45	(40.19)	46,447	0.56	(f)	1.45	(f)	0.00	(g)	32
2009	^	12.02	12.36 (j)	48,917	0.64	(f)(k)	1.68	(f)(k)	0.00	(g)(k)	21	(j)
CAPITAL GROWTH CLASS X SHARES
2004		15.21	7.64	34,038	0.93		0.37		—		168
2005		17.51	15.55	31,126	0.70		0.05		—		83
2006		18.20	3.94	23,975	0.71		(0.04)		—		61
2007		22.19	21.92	21,863	0.70		0.38		—		55
2008		11.35	(48.70)	8,621	0.81	(f)	(0.21	)(f)	0.00	(g)	42
2009	^	14.37	26.61 (j)	9,638	0.91	(f)(k)	0.01	(f)(k)	0.01	(k)	6	(j)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CAPITAL GROWTH CLASS Y SHARES
2004	$14.05	$0.03	$1.01	$1.04	$(0.01)	—	$(0.01)
2005	15.08	(0.03)	2.32	2.29	(0.04)	—	(0.04)
2006	17.33	(0.05)	0.69	0.64	—	—	—
2007	17.97	0.03	3.86	3.89	—	—	0.00
2008	21.86	(0.08)	(10.59)	(10.67)	0.00	—	0.00
2009 ^	11.19	(0.02)	2.97	2.95	—	—	—
FOCUS GROWTH CLASS X SHARES
2004	14.03	0.08	1.08	1.16	(0.05)	—	(0.05)
2005	15.14	0.01	2.15	2.16	(0.11)	—	(0.11)
2006	17.19	(0.03)	0.09	0.06	0.00 (e)	—	0.00 (e)
2007	17.25	0.08	3.85	3.93	—	—	—
2008	21.18	(0.03)	(10.83)	(10.86)	(0.07)	—	(0.07)
2009 ^	10.25	0.00	3.09	3.09	(0.02)	—	(0.02)
CLASS Y SHARES
2004	13.96	0.05	1.06	1.11	(0.02)	—	(0.02)
2005	15.05	(0.03)	2.15	2.12	(0.07)	—	(0.07)
2006	17.10	(0.07)	0.09	0.02	—	—	—
2007	17.12	0.04	3.81	3.85	—	—	0.00
2008	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009 ^	10.15	(0.01)	3.06	3.05	—	—	0.00
CAPITAL OPPORTUNITIES CLASS X SHARES
2004	7.79	(0.03)	1.79	1.76	—	—	—
2005	9.55	(0.03)	2.19	2.16	—	—	—
2006	11.71	(0.04)	0.95	0.91	—	—	—
2007	12.62	0.04	2.41	2.45	—	—	0.00
2008	15.07	(0.05)	(7.34)	(7.39)	—	—	0.00
2009 ^	7.68	(0.01)	2.41	2.40	—	—	0.00
CLASS Y SHARES
2004	7.72	(0.05)	1.78	1.73	—	—	—
2005	9.45	(0.06)	2.16	2.10	—	—	—
2006	11.55	(0.07)	0.94	0.87	—	—	—
2007	12.42	0.00	2.37	2.37	—	—	0.00
2008	14.79	(0.08)	(7.19)	(7.27)	—	—	0.00
2009 ^	7.52	(0.02)	2.36	2.34	—	—	0.00

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CAPITAL GROWTH CLASS Y SHARES
2004		$15.08	7.38%	$10,934	1.18%		0.12%		—		168%
2005		17.33	15.21	21,746	0.95		(0.20)		—		83
2006		17.97	3.75	27,009	0.96		(0.29)		—		61
2007		21.86	21.58	27,644	0.95		0.13		—		55
2008		11.19	(48.81)	12,953	1.06	(f)	(0.46	)(f)	0.00	%(g)	42
2009	^	14.14	26.36 (j)	15,157	1.16	(f)(k)	(0.24	)(f)(k)	0.01	(k)	6	(j)
FOCUS GROWTH CLASS X SHARES
2004		15.14	8.29	212,736	0.67		0.60		—		134
2005		17.19	14.39	186,633	0.67		0.06		—		73
2006		17.25	0.37	137,081	0.69		(0.15)		—		98
2007		21.18	22.78	125,826	0.72		0.44		—		48
2008		10.25	(51.43)	48,722	0.70	(f)	(0.19	)(f)	0.01		31
2009	^	13.32	30.12 (j)	55,989	0.76	(f)(k)	0.06	(f)(k)	0.00	(g)(k)	7	(j)
CLASS Y SHARES
2004		15.05	7.96	43,269	0.92		0.35		—		134
2005		17.10	14.16	42,906	0.92		(0.19)		—		73
2006		17.12	0.12	36,895	0.94		(0.40)		—		98
2007		20.97	22.49	38,526	0.97		0.19		—		48
2008		10.15	(51.57)	14,206	0.95	(f)	(0.44	)(f)	0.01		31
2009	^	13.20	30.05 (j)	17,922	1.01	(f)(k)	(0.19	)(f)(k)	0.00	(g)(k)	7	(j)
CAPITAL OPPORTUNITIES CLASS X SHARES
2004		9.55	22.59	25,408	0.90		(0.32)		—		118
2005		11.71	22.62	24,087	0.89		(0.33)		—		87
2006		12.62	7.86	19,112	0.90		(0.32)		—		59
2007		15.07	19.32	17,108	0.94		0.26		—		57
2008		7.68	(49.04)	6,744	1.04	(f)	(0.37	)(f)	0.00	(g)	33
2009	^	10.08	31.25 (j)	7,983	1.23	(f)(k)	(0.17	)(f)(k)	0.00	(g)(k)	9	(j)
CLASS Y SHARES
2004		9.45	22.41	13,980	1.15		(0.57)		—		118
2005		11.55	22.22	15,897	1.14		(0.58)		—		87
2006		12.42	7.53	16,127	1.15		(0.57)		—		59
2007		14.79	19.08	18,362	1.19		0.01		—		57
2008		7.52	(49.15)	8,571	1.29	(f)	(0.62	)(f)	0.00	(g)	33
2009	^	9.86	31.12 (j)	10,704	1.48	(f)(k)	(0.42	)(f)(k)	0.00	(g)(k)	9	(j)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2004	$16.36	$(0.03)	$3.68	$3.65	—	—	—
2005	20.01	(0.03)	3.78	3.75	—	—	—
2006	23.76	0.12	2.40	2.52	—	—	—
2007	26.28	0.16	5.87	6.03	$(0.12)	—	$(0.12)
2008	32.19	(0.05)	(15.34)	(15.39)	(0.19)	—	(0.19)
2009 ^	16.61	0.01	4.06	4.07	—	—	—
CLASS Y SHARES
2004	16.22	(0.07)	3.64	3.57	—	—	—
2005	19.79	(0.08)	3.72	3.64	—	—	—
2006	23.43	0.05	2.38	2.43	—	—	—
2007	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)
2008	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009 ^	16.34	(0.02)	4.00	3.98	—	—	—

^  For the six months ended June 30, 2009.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Distribution from paid-in-capital.

(e)  Includes dividends of less than $0.001.

(f)  The ratio reflects the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(g)  Amount is less than 0.005%.

(h)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% See Note 10.

See Notes to Financial Statements

					RATIOS TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2004		$20.01	22.31%	$52,359	0.64%		(0.19)%		—		135%
2005		23.76	18.69	49,116	0.63		(0.15)		—		102
2006		26.28	10.69	41,466	0.63		0.47		—		65
2007		32.19	22.94	38,069	0.67		0.54		—		78
2008		16.61	(48.06)	16,023	0.74	(f)	(0.19	)(f)	0.01%		43
2009	^	20.68	24.50 (j)	17,803	0.83	(f)(k)	0.05	(f)(k)	0.01	(k)	11	(j)
CLASS Y SHARES
2004		19.79	21.95	8,943	0.89		(0.44)		—		135
2005		23.43	18.40	10,704	0.88		(0.40)		—		102
2006		25.86	10.42	10,192	0.88		0.22		—		65
2007		31.67	22.65	12,788	0.92		0.29		—		78
2008		16.34	(48.20)	5,469	0.99	(f)	(0.44	)(f)	0.01		43
2009	^	20.32	24.36 (j)	6,469	1.08	(f)(k)	(0.20	)(f)(k)	0.01	(k)	11	(j)

  (i)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Investment Advisor and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2009
Class X	0.58%	(0.06)%
Class Y	0.83	(0.31)

(j)  Not annualized.

(k)  Annualized.

(l)  Amount is less than $0.001.

Morgan Stanley Select Dimensions Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management's U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401 (k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("other Morgan Stanley companies"), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

Morgan Stanley Select Dimensions Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies, Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor's affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

Morgan Stanley Select Dimensions Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information with Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at 800.350.6414
Monday–Friday between 8 a.m. and 8 p.m. (ET)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Select Dimensions Investment Series

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in"). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Randy Takian President and Principal Executive Officer

Kevin Klingert Vice President

Carsten Otto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Chief Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Clifford Chance US LLP 31 West 52nd Street New York, New York 10019	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser	Sub-Adviser (Global Infrastructure)
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036	Morgan Stanley Investment Management Limited 25 Cabot Square, London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

SELDIMSAN
IU09-03620P-Y06/09

#40474

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9.  Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009